UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C., 20549

SCHEDULE 14A
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SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
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ESCO TECHNOLOGIES INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2026

ESCO TECHNOLOGIES INC.

PROXY STATEMENT

and Notice of Annual Meeting of Shareholders

ESCO Technologies Inc. 645 Maryville Centre Drive, Suite 300 St. Louis, MO 63141 Bryan Sayler Chief Executive Officer and President

December 10, 2025

Dear Fellow Shareholders,

I am pleased to invite you to attend our 2026 Annual Meeting of Shareholders of ESCO Technologies Inc., to be held on Friday, January 30, 2026 at our corporate headquarters in St. Louis, Missouri.

The accompanying Notice of Annual Meeting and Proxy Statement describe the items of business that will be discussed and voted on at the Meeting. We value your input and encourage you to review this material as well as our Annual Report for fiscal 2025 and to vote your shares of common stock. You have a choice of voting online, by telephone, by returning the enclosed proxy card by mail, or at the Meeting.

Backed by broad engineering expertise and a highly skilled workforce, ESCO is dedicated to the design and production of advanced solutions that enhance performance, reliability, and safety across the industries we serve. With a long-standing commitment to our customers, we focus on developing the next generation of technologies to address today’s most complex challenges.

In 2025, ESCO reached a pivotal milestone in its strategic evolution through two significant portfolio actions. We completed the acquisition of Signature Management & Power (SM&P) - now operating as ESCO Maritime Solutions (Maritime) - and the divestiture of VACCO Industries. These moves strengthen our presence in the Navy sector and narrow our focus in serving markets that offer resilient, long-term growth opportunities.

Overall, 2025 was a remarkable year for ESCO, as we again delivered record revenue, earnings, orders, and ending backlog. On a continuing operations basis, revenue increased 19 percent, GAAP EPS increased 13 percent, and ending backlog increased 71 percent over the prior year as we continued to see strong demand across our core defense and industrial markets.

On behalf of the Board of Directors and all of us at ESCO, thank you for your ongoing support.

Sincerely,

Bryan Sayler
Chief Executive Officer and President

ESCO TECHNOLOGIES INC.

645 Maryville Centre Drive, Suite 300, St. Louis, Missouri 63141

Notice of
ANNUAL MEETING
OF SHAREHOLDERS

St. Louis, Missouri
December 10, 2025

To the Shareholders of ESCO Technologies Inc.:

The 2026 Annual Meeting of the shareholders of ESCO Technologies Inc. will be held on Friday, January 30, 2026 at the Company’s corporate headquarters, located at 645 Maryville Centre Drive, Suite 300, St. Louis, Missouri 63141, beginning at 8:00 a.m. Central Standard Time, for the following purposes:

1.	To re-elect Patrick M. Dewar, Vinod M. Khilnani and Robert J. Phillippy to the Board of Directors of the Company for three-year terms expiring at the 2029 Annual Meeting;

2.	To approve, on an advisory basis, the compensation of the Company’s executive officers;

3.	To approve an amendment to the Company’s Employee Stock Purchase Plan; and

4.	To ratify the appointment of the Company’s independent registered public accounting firm for the 2026 fiscal year.

Your Board of Directors recommends that you vote –

●	FOR each nominee for director, and

●	FOR Proposals 2, 3 and 4.

Shareholders of record at the close of business on November 24, 2025 are entitled to vote at the Meeting.

Information about each of the above Proposals, as well as instructions for voting and additional relevant information concerning the Company, are set forth in the accompanying Proxy Statement and in the “Important Notice Regarding the Availability of Proxy Materials” sent to all shareholders entitled to vote at the Meeting beginning on or about December 10, 2025.

By Order Of The Board Of Directors,

David M. Schatz

Senior Vice President, General Counsel and Secretary

This Notice, the Proxy Statement attached to this Notice and our Annual Report to Shareholders for the fiscal year ended September 30, 2025 are available electronically at www.envisionreports.com/ESE and on our website at www.escotechnologies.com.

Even if you plan to attend the Meeting in person, PLEASE VOTE:

●	Electronically via the Internet at www.investorvote.com/ESE; or

●	By telephone within the United States, U.S. territories or Canada at 1 800 652 VOTE (8683); or

●	If you requested paper or e-mail copies of the proxy materials, please complete, sign, date and return the proxy card.

Proxy Statement
TABLE OF CONTENTS

Proxy Statement Summary	1

Meeting Information	1
Proposals and Board Recommendations	2
Nominees for Director	2
Company Overview and Business Highlights	3
Governance Highlights	4
Executive Compensation Highlights	4

Voting	6

How to Vote	6
Required Vote	6

Proposal 1: Election of Directors	8

Nominees for Terms Ending in 2029	8
Directors Continuing in Office	11
Board of Directors	14
Diversity and Tenure	15
Committees	15
Corporate Governance Information	19
Director Compensation	21

Proposal 2: Advisory Vote to Approve Executive Compensation	25

Proposal 3: Approval of Amendment to the Company’s Employee Stock Purchase Plan	55

Principal Features of the Plan	55
Description of the Amendment	57
Other Equity Compensation Plan Information	58

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm	59

Pre-Approval of Audit and Permitted Non-Audit Services	59
Auditor Fees and Services	59
Audit and Finance Committee Report	60

Other Information	61

Securities Ownership of Directors and Executive Officers	61
Securities Ownership of Certain Beneficial Owners	62
Shareholder Proposals	62
Forward-Looking Statements	63

Appendix A: Twelfth Amendment and Restatement of the ESCO Technologies Inc. Employee Stock Purchase Plan (Proposed)	64

Appendix B: Participants in the 2024 Mercer Benchmark Database/Total Remuneration Survey: Executive	69

Proxy Statement
SUMMARY

This Proxy Statement relates to the 2026 Annual Meeting of the shareholders of ESCO Technologies Inc., sometimes referred to herein as the Company, we, our or us. Our stock is listed on the New York Stock Exchange (NYSE), where our ticker symbol is “ESE”.

This Proxy Statement is provided pursuant to the rules of the Securities and Exchange Commission (SEC) in connection with our Management’s solicitation of votes for the Meeting. The Proxy Statement and form of proxy are being sent or given to shareholders beginning on or about December 10, 2025.

This Summary highlights certain information relating to the Meeting and the items to be voted on at the Meeting. For additional information, including important business, compensation and corporate governance matters, please refer to the following sections of this Proxy Statement and to our 2025 Annual Report on Form 10-K. Unless otherwise noted, all references to 2025 in this Proxy Statement refer to our fiscal year ended September 30, 2025.

Meeting Information

Date and Time:	Friday, January 30, 2026 at 8:00 a.m. Central Standard Time
Location:	The Company’s corporate headquarters, located at 645 Maryville Centre Drive, Suite 300, St. Louis, Missouri 63141
Record Date:	Close of business on November 24, 2025
Voting:	Shareholders of record as of the record date are entitled to vote. Each share of common stock is entitled to one vote on each of the director nominees and one vote on all other matters to be considered at the Meeting.

How to Vote

VIA THE INTERNET	BY TELEPHONE	BY MAIL	AT THE MEETING

Go to www.investorvote.com/ESE	1-800-652-VOTE (8568) in the U.S. or Canada	Follow the instructions on your proxy card	Attend in person and vote by ballot

Proxy Statement	ESCO Technologies Inc. 1

Proposals and Board Recommendations

Proposal		See Page	Required Vote (see “Voting” on page 6)	Board’s Voting Recommendation
1.	Election of Directors	8	To be elected, a nominee must receive a majority of the votes cast	FOR each director nominee
2.	Say on Pay – Advisory Vote to Approve Executive Compensation	25	To be approved, this proposal must receive a majority of the votes cast	FOR
3.	Amendment of the Company’s Employee Stock Purchase Plan	55	To be approved, this proposal must receive a majority of the votes cast	FOR
4.	Ratification of Appointment of Independent Registered Public Accounting Firm	59	To be approved, this proposal must receive a majority of the votes cast	FOR

Management is not aware of any other matters that will be presented at the Meeting. However, if any other proposal is properly presented for a vote at the Meeting, other than the election of directors and the other proposals described in this Proxy Statement, the proxy holders will vote on it in their own discretion.

Nominees For Director

The following table provides summary information about our director nominees, each of whom is a current director of the Company:

Nominee	Primary Occupation	Independent	Board Committees	Key Attributes/ Qualifications
Patrick M. Dewar	Chief Executive of The Trenton Group, LLC (investment and strategy consulting firm focused on security, aerospace and defense technology companies)	Yes	Audit (Chair), Compensation	Extensive strategic, financial and operational experience in the aerospace and defense markets
Vinod M. Khilnani	Retired Executive Chairman of the Board of Directors of CTS Corporation (designer, manufacturer and seller of electronic components and sensors)	Yes	Compensation (Chair), Audit	Management experience and business knowledge regarding operational, financial and corporate governance issues; extensive international experience with global operations
Robert J. Phillippy	Executive consultant to technology companies on a range of strategic, operational and organizational issues	Yes	Executive (Chair), Compensation, Governance	Extensive experience in mergers and acquisitions as well as in new product innovation and international business development

2 ESCO Technologies Inc.	Proxy Statement

COMPANY OVERVIEW AND BUSINESS HIGHLIGHTS

We conduct our business through a number of wholly-owned direct and indirect subsidiaries and are:

●	A key supplier of highly engineered hydraulic filtration systems, fluid control valves, machined components, and metal finishing for the aerospace industry, as well as complex shock and vibration dampening tiles and signature and power management solutions that enhance the stealth capabilities of submarines and surface ships;

●	An industry leader in radio frequency shielding and electromagnetic compatibility test products; and

●	A leading provider of diagnostic instruments, software, and services for the benefit of industrial power users and the electric utility and renewable energy industries.

In 2025, strong end-market demand and the acquisition of ESCO Maritime Solutions drove record orders, sales, and backlog. We leveraged that growth to deliver improved profit margins and a 13 percent increase in diluted EPS. With a solid balance sheet and substantial liquidity, we are well positioned to fund both internal investments to support organic growth and acquisitions to further expand our technology-driven portfolio of products and services.

The following are selected measures of Company performance on a Continuing Operations basis. For complete financial information, please see the audited financial statements included in our 2025 Annual Report to Shareholders.

2025 Sales	Net Earnings	Diluted Earnings Per Share
$1,095M	$116.3M	$4.49
RECORD SALES/ +19% OVER PRIOR YEAR	+13% OVER PRIOR YEAR	+13% OVER PRIOR YEAR

Entered Orders	Net Cash Provided by Operating Activities	Leverage Ratio
$1,565M	$200M	0.56x
RECORD ORDERS & ENDING BACKLOG ORDERS +57% / BACKLOG +71% OVER PRIOR YEAR	+65% OVER PRIOR YEAR

Proxy Statement	ESCO Technologies Inc. 3

GOVERNANCE HIGHLIGHTS

●	All directors other than the CEO are independent

●	All committee chairs are independent

●	Each director attended at least 75% of Board and committee meetings

●	Independent directors hold executive sessions during each Board meeting

●	Board conducts self-assessments annually

●	The full Board exercises oversight responsibility for material risks, and delegates oversight of other risks to the appropriate committees

●	Four of our eight directors are diverse in gender and/or ethnicity

●	Robust clawback policy for executive compensation plans

●	Competitive share ownership guidelines for directors and executive officers

●	Executive compensation driven by pay for performance

●	Annual shareholder vote on executive compensation

●	Executive officers and directors may not hedge or pledge company shares

●	Independent directors review CEO performance annually

●	Average tenure of independent directors is 6 years

●	Median age of independent directors is 65 years

EXECUTIVE COMPENSATION HIGHLIGHTS

Our compensation objective is to develop and maintain an industry-competitive compensation program that attracts, retains, motivates and rewards our executive officers and other senior officers and key executives. The compensation program is designed to emphasize performance-based compensation in alignment with our business strategy.

Our compensation programs are designed to maximize shareholder value by allocating a significant portion of executive compensation to performance-based pay that is dependent on the achievement of our performance goals. Our annual cash incentive program and equity-based Performance Share Unit awards (PSUs) utilize a variety of key strategic and financial performance metrics and are designed to reward positive financial performance and limit unnecessary risk taking. Stock ownership guidelines align the interests of executives and shareholders by ensuring that executives bear the economic risk of share ownership.

For 2025, our Human Resources and Compensation Committee used the performance metrics “Adjusted EPS” and “Adjusted Cash Flow from Operating Activities,” to determine cash incentive plan compensation earned during fiscal 2025 and thereby incent the participants and align cash incentive compensation with business objectives. The metrics used in the calculation of the 2025 adjustment differed somewhat from those used to calculate the 2024 adjustment; for a detailed description, see 2025 Cash Incentive Metrics in the Compensation Discussion and Analysis section.

Our long-term equity incentive (LTI) program includes Restricted Share Units (RSUs) which fully vest over a period of 3 to 3 1/2 years and, since fiscal 2022, PSUs with a 3-year performance period, as described in the Compensation Discussion and Analysis section below.

4 ESCO Technologies Inc.	Proxy Statement

The following charts summarize the 2025 pay mix for the CEO and the other named executive officers, with 81% of the CEO’s target direct compensation at risk and 63% of the average of the other named executive officers’ target direct compensation at risk. Target direct compensation is defined as the sum of the executive officer’s base salary, annual cash incentive award, and annual long term incentive awards, in each case calculated at the target level approved by the Committee.

Proxy Statement	ESCO Technologies Inc. 5

VOTING

Whether or not you expect to be present in person at the Meeting, please vote in advance using one of the voting methods described in the Important Notice Regarding the Availability of Proxy Materials sent to the shareholders on or about December 10, 2025, which contained instructions on how to access the proxy materials and vote electronically via the Internet, by telephone, by mail, or in person. That Notice also contained instructions on how to request a paper or e-mail copy of the proxy materials, including the Company’s 2025 Annual Report to Shareholders, this Proxy Statement, and a proxy card. The 2025 Annual Report to Shareholders and this Proxy Statement are also available for review on the Company’s website, www.escotechnologies.com.

●	You may vote on each proposal, by proxy or by voting in person or via the Internet or by telephone, in which case your shares will be voted in accordance with your choices.

●	You may abstain from voting on any one or more proposals, or withhold authority to vote for any one or more directors, which will have the effect described under Required Vote below.

●	You may return a properly executed proxy form without indicating your preferences, in which case the proxies will vote the shares according to the Board’s recommendations.

You will have the right to revoke your proxy at any time before it is voted by giving written notice of revocation to the Secretary of the Company, or by duly executing and delivering a proxy bearing a later date, or by attending the Meeting and casting a contrary vote in person.

HOW TO VOTE

Via the Internet	By Telephone	By Mail	At the Meeting

Go to www.investorvote.com/ESE	1-800-652-VOTE (8568) in the U.S. or Canada	Follow the instructions on your proxy card	Attend in person and vote by ballot

REQUIRED VOTE

At the Meeting, shareholders will be entitled to cast one vote for each share held by them of record on the record date. There is no cumulative voting with respect to the election of directors. The Company has no non-voting shares.

The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Meeting and entitled to vote on the matter in question will be required to elect directors, to approve each of the individual proposals described in this Proxy Statement, and to approve any other matters properly brought before the Meeting.

The Company’s Corporate Governance Guidelines provide that an incumbent director who fails to obtain a majority vote must promptly offer his or her resignation to the Chair, and the remaining directors shall meet to consider whether it is in the best interests of the Company to accept the resignation or to permit the incumbent to remain on the Board for such period of time as the Board may determine or until a successor is elected and qualified.

6 ESCO Technologies Inc.	Proxy Statement

Shares represented by proxies which are marked “Withhold” authority to vote for the election of one or more of the nominees for election as directors or marked “Abstain” on any one or more of the other individual proposals described in this Proxy Statement will be counted for the purpose of determining the number of shares represented by proxy at the Meeting, but proxies so marked will have the same effect as if the shares were voted against such nominee or nominees or such proposals.

Under the Rules of the NYSE, the proposal to approve the appointment of independent registered public accountants is considered a “discretionary” item, which means that brokerage firms may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions at least 10 days before the date of the Meeting. In contrast, the election of directors and the other items on the Meeting agenda are “non-discretionary” items, which means that brokerage firms that have not received voting instructions from their clients on these proposals may not vote on them. These so-called “broker non-votes” will, if the underlying shares are otherwise represented at the Meeting, be considered to be present for purposes of determining a quorum, but will be treated as not entitled to vote on such non-discretionary or matters; they will therefore not be considered in determining the number of votes necessary for approval and will have no effect on the outcome of the votes for directors or the other matters to be considered at the Meeting. If your shares are held by a broker, it is important that you provide voting instructions to your broker so that your votes will be counted.

Proxy Statement	ESCO Technologies Inc. 7

Proposal 1:
ELECTION OF DIRECTORS

The Board of Directors recommends a vote FOR all Nominees.

The Board is divided into three classes, with the terms of office of each class ending in successive years. If elected, the nominees would serve until the expiration of their terms and until their successors have been elected and qualified. Proxies cannot be voted for more than the number of Board nominees. Should any one or more of the nominees become unable or unwilling to serve (which is not expected), the proxies unless marked to the contrary will be voted for such other person or persons as the Board may recommend.

Nominees for Terms Ending in 2029

Patrick M. Dewar

Mr. Dewar’s extensive strategic, financial and operational experience in the aerospace and defense markets makes him well-qualified to assist in guiding Company strategy at the highest levels.

PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE

2016–Present:	Chief Executive of The Trenton Group, LLC (investment and strategy consulting firm focused on security, aerospace and defense technology companies)

2013–2016:	Executive Vice President of Lockheed Martin International and Chairman of Lockheed Martin Global, Inc.

2010–2013:	Senior Vice President, Strategy and Business Development for Lockheed Martin Corporation

Prior to 2010:	Held various positions with Lockheed Martin and GE Aerospace

OTHER PUBLIC COMPANY DIRECTORSHIPS WITHIN PAST FIVE YEARS

2018–Present:	Butler America Aerospace, LLC, a subsidiary of HCL Technologies Ltd. (provider of engineering, design IT and support services primarily to US aerospace and defense markets)

OTHER EXPERIENCE AND EDUCATION

M.S. in Electrical Engineering, Drexel University; B.S. in Engineering, Swarthmore College. Member of the Council on Foreign Relations; senior adviser to numerous investment firms on aerospace and defense matters

8 ESCO Technologies Inc.	Proxy Statement

Vinod M. Khilnani

As a former public company executive, Mr. Khilnani brings to the Board of Directors a wealth of management experience and business knowledge regarding operational, financial and corporate governance issues, as well as extensive international experience with global operations.

PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE

2013:	Executive Chairman of the Board of Directors of CTS Corporation (designer, manufacturer and seller of electronic components and sensors)

2009–2013:	Chairman and Chief Executive Officer of CTS

2007–2009:	President and Chief Executive Officer of CTS

2001–2007:	Senior VP and CFO of CTS

OTHER PUBLIC COMPANY DIRECTORSHIPS WITHIN PAST FIVE YEARS

2009–Present:	Materion Corporation (manufacturer of highly engineered advanced materials, performance alloys and composites, and precision coatings for global markets)

2013–2023:	1st Source Corporation (bank holding company)

2014–2021:	Gibraltar Industries (manufacturer and distributor of products for the building markets)

OTHER EXPERIENCE AND EDUCATION

M.B.A. from the University of New York at Albany; B.A. in Business Administration from Delhi University

Proxy Statement	ESCO Technologies Inc. 9

Robert J. Phillippy

Along with his experience as chief executive officer of a publicly held technology company, Mr. Phillippy brings to the Board of Directors extensive experience in mergers and acquisitions as well as in new product innovation and international business development; and as independent Chair of the Board he provides valuable insights and perspectives regarding all areas of the Company’s business.

PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE

2016–Present:	Executive consultant to technology companies on a range of strategic, operational and organizational issues

2007–2016:	President, Chief Executive Officer and a director of Newport Corporation (developer, manufacturer and supplier of lasers, optics and photonics technologies, products and systems for scientific research, microelectronics, defense and security, life and health sciences and industrial markets worldwide)

2004–2007:	President and Chief Operating Officer of Newport Corporation

1996–2004:	Held various executive management positions with Newport Corporation

1984–1996:	Held various sales and marketing management positions at Square D Company (now Schneider Electric) (electrical equipment manufacturer)

OTHER PUBLIC COMPANY DIRECTORSHIPS WITHIN PAST FIVE YEARS

2018–Present:	Materion Corporation (manufacturer of highly engineered advanced materials, performance alloys and composites, and precision coatings for global markets)

2018–Present:	Kimball Electronics Inc. (manufacturing solutions provider of durable electronics and other products for a variety of industries globally)

OTHER EXPERIENCE AND EDUCATION

M.B.A. from Northwestern University’s Kellogg School of Management; B.S. in Electrical Engineering from the University of Texas at Austin

10 ESCO Technologies Inc.	Proxy Statement

Directors Continuing in Office

David A. Campbell

Mr. Campbell’s extensive strategic, operational and executive experience in the energy field makes him well-qualified to provide high-level strategic, financial and operational guidance to the Company.

PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE

2021–Present:	President and Chief Executive Officer and Chairman of the Board (since May 2024) of Evergy, Inc. (public utility holding company)

2019–2020:	Executive Vice President and Chief Financial Officer of Vistra Corp. (integrated retail electricity and power generation company)

2014–2019:	Chief Executive Officer, InfraREIT, Inc.

2013–2014:	President and Chief Operating Officer, Bluescape Resources Company, LLC

2004-2012:	Various executive positions with Vistra Corp. and predecessors (TXU Corp. to 2008, Energy Future Holdings Corp. 2006-2012)

1995-2004:	Positions of increasing responsibility, including Partner, Corporate Finance and Strategy, with McKinsey and Company, Inc.

OTHER PUBLIC COMPANY DIRECTORSHIPS WITHIN PAST FIVE YEARS

2021–Present: Evergy, Inc. (public utility holding company)

OTHER EXPERIENCE AND EDUCATION

J.D. magna cum laude from Harvard Law School; M.Phil. International Relations, Oxford University; B.A. summa cum laude with Distinction in History from Yale University. Currently serves or has served on a number of boards including the Edison Electric Institute, the Electric Power Research Institute, the Leadership Council of the Yale School of the Environment, and Nuclear Energy Insurance Limited

Proxy Statement	ESCO Technologies Inc. 11

Penelope M. Conner

Ms. Conner’s nearly four decades of operational, financial and leadership experience in the electric and gas utility sector, with demonstrated performance in high-quality customer service, strategy development and capital allocation, allow her to provide high-level, multi-faceted insight and assistance to the Board.

PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE

2021–Present:	Executive Vice President, Customer Experience and Energy Strategy at Eversource Energy (public utility holding company)

2002–2021:	Various other executive positions with Eversource Energy

1986–2002:	Positions of increasing responsibility from 1986 to 1998 at Duke Energy Corporation, culminating as General Manager for Process Integration, and then from 1998 to 2002 at Tampa Electric Company as its Director of Customer Service

OTHER EXPERIENCE AND EDUCATION

B.S. summa cum laude in Industrial Engineering from North Carolina State University. Registered professional engineer in North and South Carolina. Member of Boston University’s Institute for Global Sustainability and the American Council for an Energy Efficient Economy

Janice L. Hess

Ms. Hess’s four decades of experience includes operational, financial, business transformations and organizational effectiveness, as well as demonstrated performance in growing traditional, adjacent and emerging markets similar to those served by the Company, making her well-qualified to assist the Board in guiding Company strategy at the highest levels.

PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE

2014–2022:	President, Engineered Systems Segment of Teledyne Technologies Incorporated (diversified multinational company providing enabling technologies for industrial growth markets requiring advanced technology and high reliability; the Engineered Systems Segment provides innovative systems engineering and integration and advanced technology development, and is a U.S. Government contractor serving defense, space, energy and maritime markets)

2000–2014:	Held a number of other positions with Teledyne, including Executive Vice President and Chief Financial Officer of Engineered Systems

1984–2000:	Held positions of increasing responsibility with Intergraph Corporation (now Hexagon AB, a multinational corporation), including Vice President, Finance and Administration and Chief Financial Officer, Computer Systems

OTHER EXPERIENCE AND EDUCATION

B.S.B.A. from Auburn University; staff accountant with PricewaterhouseCoopers LLP from 1981 to 1983

12 ESCO Technologies Inc.	Proxy Statement

Bryan H. Sayler

Mr. Sayler’s 30 years of experience at the Company across several of its core businesses, including his current position as Chief Executive Officer and President, reflects a proven track record of aligning strategy and business objectives as well as strong financial results and M&A outcomes, making him uniquely qualified to provide the Board of Directors with valuable insights and perspectives concerning all areas of the Company’s business.

PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE

2023–Present:	Chief Executive Officer, President and a director of the Company

1995–2022:	Held various positions of increasing responsibility within the Company, including as President of the Utility Solutions Group and Doble Engineering from 2016-2022

OTHER EXPERIENCE AND EDUCATION

B.A. in Pre-Seminary from Southeastern College; M.B.A. from Baylor University

Gloria L. Valdez

Ms. Valdez’s extensive strategic and operational experience in the defense markets as well as her management and financial expertise allow her to provide the Board with valuable assistance and high-level strategic insight.

PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE

2021–Present:	Member of the Naval Shipbuilding Expert Advisory Panel (to February 2024) and Submarine Advisory Committee (since December 2024) providing advice to the Commonwealth of Australia on its National Naval Shipbuilding Enterprise

2015–2018:	Deputy Assistant Secretary of the Navy within the Office of the Assistant Secretary of the Navy (ASN) for Research, Development and Acquisition (executive oversight of all naval shipbuilding programs, major ship conversions, and maintenance, modernization and disposal of in-service ships)

1986–2015:	Served in a number of other civilian positions within the Navy Department including as Executive Director for the Program Executive Office for submarines and Director of the Investment and Development division; also served as Budget Director for U.S. Immigration and Customs Enforcement within the Department of Homeland Security

OTHER EXPERIENCE AND EDUCATION

M.S. in management from Florida Institute of Technology; B.S. in Mechanical Engineering from the University of New Mexico; sponsor of the Virginia Class submarine USS Vermont (SSN 792) commissioned in 2020

Proxy Statement	ESCO Technologies Inc. 13

BOARD OF DIRECTORS

Responsibilities

The Company’s Board of Directors is ultimately responsible for the conduct of the business of the Company in accordance with ethical and honorable business practices and applicable laws, to justify the confidence that the shareholders have placed in the Company by their investment in its shares. Among the Board’s core responsibilities are to:

●	Oversee the conduct of the Company’s business in order to evaluate whether the business is being properly managed

●	Review and, where appropriate, approve the Company’s major strategic and financial plans and goals, and evaluate results compared to those plans and goals

●	Oversee the Company’s global risk management framework

●	Review and approve significant indebtedness, significant capital allocations including dividends and stock repurchase plans, and significant transactions not arising in the ordinary course of business

●	Review management’s determinations of principal considerations related to the auditing and accounting principles and practices used in the preparation of the Company’s financial statements; review and approve the Company’s financial controls and reporting systems; and review and approve the Company’s financial statements and financial reporting

●	Select individuals for election to the Board and evaluate the performance of the Board and Board committees

●	Select, evaluate and compensate the CEO and monitor the same decisions with respect to other executive officers; approve and evaluate compensation plans for senior management in conjunction with the Compensation Committee

●	Oversee the conduct of the Company’s Sustainability program including annually reviewing the Governance Committee’s Sustainability program assessment

Composition

The Board is currently comprised of eight directors divided into three classes, with the terms of office of each class ending in successive years. There have been no changes in the composition of the Board since the 2025 Annual Meeting of Shareholders.

Independence

Mr. Sayler is the only Board member who is a member of the Company’s management. The Board of Directors has affirmatively determined that none of the non-management directors has any material relationship with the Company other than in his or her capacity as a director and shareholder, and that therefore all of those directors are, and at all times during their service in fiscal 2025 were, independent as defined under the Company’s Corporate Governance Guidelines and the listing standards of the NYSE.

Meetings

The Board of Directors held five meetings during fiscal 2025. All of the directors attended, either in person or by video conference call, at least 75% of the meetings of the Board and of each of the committees on which they served which were held during their periods of service. The Company’s policy requires that all directors attend the Annual Meeting, except for absences due to causes beyond the reasonable control of the director. All of the directors serving at the time of the 2025 Annual Meeting attended the meeting.

14 ESCO Technologies Inc.	Proxy Statement

DIVERSITY AND TENURE

Diversity is one of the factors that our Governance Committee considers in identifying the pool of director search candidates. The Board appreciates the benefits diversity brings and strives to assemble a Board with not only a variety of business and professional backgrounds, but also diversity in areas such as race, ethnicity and gender.

COMMITTEES

The members of the Board of Directors are appointed to various committees. The standing committees of the Board are the Executive Committee, the Audit and Finance Committee (Audit Committee), the Nominating and Corporate Governance Committee (Governance Committee), and the Human Resources and Compensation Committee (Compensation Committee).

Each Committee operates under a written charter adopted by the Board of Directors. The charters are posted on the Company’s website, www.escotechnologies.com, under the Investor Center/Committees & Charters tab, and a copy of each Committee’s charter is available in print to any shareholder who requests it.

Executive Committee

Current Members	Functions
● Phillippy ● Sayler Two meetings in fiscal 2025
	●	May exercise the powers of the Board between Board meetings, subject to limitations specified in the committee charter

	●	May not:

» Declare dividends

» Amend the Bylaws

» Approve, propose or recommend for approval any action requiring approval by the shareholders

» Elect directors or fill vacancies on the Board

» Change the membership or composition of committees

Proxy Statement	ESCO Technologies Inc. 15

Audit Committee

The Audit Committee assists the Board in fulfilling its oversight responsibilities for the integrity of the Company’s financial statements; the Company’s compliance with legal and regulatory requirements; the qualifications, independence and performance of the Company’s independent public accounting firm (the Accounting Firm); and the performance of the Company’s internal audit function.

Current Members	Functions

● Dewar (Chair) ● Campbell ● Hess ● Khilnani Four meetings in fiscal 2025	●	Appoints, retains and oversees the Accounting Firm and its performance of the annual audit

	●	Annually evaluates the qualifications, independence and performance of the Accounting Firm

	●	Reviews the scope of the Accounting Firm’s work and approves its annual audit fees and any non-audit service fees

	●	Reviews the Company’s internal controls with the Accounting Firm and the internal audit executive, and reviews with the Accounting Firm any problems it may have encountered during the annual audit

	●	Discusses the Company’s Form 10-K and 10-Q reports with management and the Accounting Firm before filing; reviews and discusses earnings press releases

	●	Reviews management’s assessment and oversight of information security, cybersecurity and IT risks, breaches (if any), and any preventive or remedial actions taken on a quarterly basis

	●	Reviews the annual internal audit plan and associated resource allocation

	●	Evaluates the performance of the Company’s internal audit executive and the results of the annual internal audit

	●	Reviews the Company’s reports to shareholders with management and the Accounting Firm and receives certain assurances from management

	●	Issues the Committee Report required to be included in this Proxy Statement pursuant to the regulations of the SEC (see Audit-and Finance Committee Report on page 60)

The Board of Directors has determined that all members of the Committee are financially literate and have accounting or related financial management expertise, as those terms are defined under the Company’s Corporate Governance Guidelines and the applicable listing standards of the NYSE, and are also “audit committee financial experts” within the meaning of Item 407(d)(5)(ii) of SEC Regulation S-K.

16 ESCO Technologies Inc.	Proxy Statement

Governance Committee

The Governance Committee assists the Board in fulfilling its Corporate Governance responsibilities.

Current Members	Functions

● Valdez (Chair) ● Conner ● Hess ● Phillippy Four meetings in fiscal 2025	●	Identifies individuals qualified to become Board members and recommends them for election to the Board at the Annual Meeting of shareholders or for appointment to fill vacancies occurring between Annual Meetings (see Director Candidates and Nominations below)

	●	Reviews the size of the Board and recommends any appropriate changes to the Board

	●	Reviews the composition of Board committees and recommends any appropriate changes to the Board

	●	Develops and recommends to the Board effective corporate governance guidelines

	●	Reviews the Company’s corporate governance and compliance programs

	●	Assists the Board in its oversight of the Company’s Sustainability program and annually provides an assessment of the program for the Board

	●	Oversees the Company’s ethics programs

	●	Reviews any conflicts of interest involving Related Persons, and oversees and administers the Company’s policy on Related Person transactions

	●	Leads the Board in its annual review of the Board’s performance

Director Candidates and Nominations

To be considered for nomination to the Board, candidates must be persons of the highest integrity, have extensive and varied business experience and have demonstrated their ability to interact effectively with associates and peers. They preferably will also have experience and expertise in business areas related to the Company and its technologies, industries and customers. In addition, the Committee will seek out candidates with the ability to interact constructively with the existing Board membership, in order to enable the Board to act in the long-term interests of the Company’s shareholders. While the Committee has not established specific minimum qualifications for candidates, it may establish specific membership criteria as appropriate from time to time if the Board determines there is a need for specific skills and industry experience.

The Committee does not have a formal policy on diversity and it seeks the most qualified candidates without regard to race, color, national origin, gender, religion, disability or sexual orientation. The Committee appreciates the benefits that diversity, including gender diversity, brings to a board of directors, and both the Committee and the full Board are committed to requiring the inclusion of women and underrepresented minorities in the initial pool of director search candidates.

The Committee may identify new candidates for nomination based on recommendations from Company management, employees, non-management directors, shareholders and other third parties. It also has the authority to engage third party search firms to identify candidates, and it has done so from time to time. Consideration of a new candidate typically involves the Committee’s review of information pertaining to such candidate and a series of internal discussions, and may proceed to interviews with the candidate. New candidates are evaluated based on the above-described criteria in light of the specific needs of the Board and the Company at the time. Incumbent directors whose terms are set to expire are evaluated based on the above-described criteria, as well as a review of their overall past performance on the Board of Directors.

Proxy Statement	ESCO Technologies Inc. 17

The Committee will consider director candidates recommended by shareholders, and will evaluate such individuals in the same manner as other candidates proposed to the Committee. All candidates must meet the legal, regulatory and exchange requirements applicable to members of the Board of Directors. Shareholders who wish to recommend individuals for consideration as director candidates for the 2027 Annual Meeting of Shareholders should notify the Committee no later than August 31, 2026 in order to allow time for their recommendations to be considered by the Committee. Submissions are to be addressed to the Nominating and Corporate Governance Committee, c/o David M. Schatz, Corporate Secretary, ESCO Technologies Inc., 645 Maryville Centre Drive, Suite 300, St. Louis, MO 63141-5855, which submissions will then be forwarded to the Committee. The Committee is not obligated to nominate any such individual for election.

Compensation Committee

The Compensation Committee’s basic responsibility is to assure that the Company’s directors, key executives and other senior officers are compensated in a manner consistent with and in furtherance of Company strategy, competitive practices, and the requirements of the appropriate regulatory bodies.

Current Members	Functions

● Khilnani (Chair) ● Dewar ● Phillippy ● Valdez Four meetings in fiscal 2025	●	Reviews and approves corporate goals and objectives relevant to the compensation of the Chief Executive Officer; evaluates the Chief Executive Officer’s performance in light of these goals and objectives, and determines the Chief Executive Officer’s compensation based upon the evaluation in conjunction with the full Board

	●	Approves and evaluates the compensation plans for senior management

	●	Reviews, approves and evaluates incentive compensation plans, equity-based plans and other compensation plans, to ensure that they provide compensation and incentives consistent with the strategy of the Company and competitive practice

	●	Reviews and approves the compensation of the Company’s non-management directors in conjunction with the full Board

	●	Reviews, approves and evaluates material benefit programs, including new programs and material changes to existing programs

	●	Reviews the performance and development of, and succession planning for, Company senior management

	●	Oversees the Company’s Charitable Contributions Program

	●	Reviews and discusses with management the Company’s annual Compensation Discussion and Analysis, and recommends its inclusion in the Company’s annual proxy statement and the Company’s Form 10-K filed with the SEC (see Compensation Committee Report on page 26)

Compensation Committee Interlocks and Insider Participation

During fiscal 2025, none of the members of the Compensation Committee (i) was an officer or employee of the Company; (ii) was formerly an officer of the Company; or (iii) had any other relationship requiring disclosure under any paragraph of Item 404 or under Item 407(e)(4) of SEC Regulation S-K. In addition, during fiscal 2025, none of the Company’s executive officers served as a member of the board of directors or compensation committee of any entity that had one or more executive officers serving as a member of the Company’s Board of Directors or the Compensation Committee.

18 ESCO Technologies Inc.	Proxy Statement

CORPORATE GOVERNANCE INFORMATION

The Board’s Role in Risk Oversight

The Company’s management is responsible for managing the Company’s risks on a day-to-day basis, and has adopted an ongoing enterprise risk management process that it uses to identify and assess Company risks. Management has identified risks in four general areas: Financial and Reporting; Legal and Compliance; Operational; and Strategic. Periodically, management advises the Board and the appropriate Board committee of the risks identified; management’s assessment of those risks at the business unit and corporate levels; its plans for the management of these identified risks or the mitigation of their effects; and the results of the implementation of those plans.

While the Board as a whole has responsibility for and is involved in the oversight of management’s risk management processes, plans and controls, some of the identified risks are given further review by the Board committee most closely associated with the identified risks. For example, the Audit Committee provides additional review of the risks in the areas of accounting and auditing, liquidity, credit, tax, information security and cybersecurity. Similarly, the Compensation Committee provides additional review of risks in the area of compensation and benefits and human resource planning. The Governance Committee devotes additional time to the review of risks associated with corporate governance, ethics, legal and sustainability issues.

Governance Policies and Management Oversight

The Board of Directors has adopted Corporate Governance Guidelines to guide its actions, as well as a Code of Conduct applicable to all of the Company’s directors, officers and employees. Additionally, the Board has adopted a Code of Ethics for Senior Financial Officers applicable to the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller and persons performing similar duties. These documents are posted on the Company’s web site, www.escotechnologies.com, under the Investor Center/Governance Documents tab, and a copy of any of these documents is also available in print to any shareholder who requests it.

Insider Trading and Clawback Policies

In furtherance of the Corporate Governance Guidelines and the Code of Conduct, and in coordination with applicable securities-related laws and regulations, the Board of Directors has adopted robust policies regarding Insider Trading, including prohibitions against hedging and (for certain senior Company officials) pledging transactions involving Company stock, and policies permitting the Company to “claw back” all or part of the values of certain Company equity awards to executives or senior personnel in certain cases. Further information about these policies is set forth under Insider Trading Policy; Anti-Hedging and Anti-Pledging Policies and Clawback Policy beginning on page 40.

Cybersecurity

Global information technology security threats and targeted computer crime are increasing in frequency and sophistication. As these risks increase, the Company has enhanced its use of technologies and internal controls to protect our systems, networks and data. The Company’s cybersecurity program includes employee training and testing, information security policies and procedures, third-party monitoring of our networks and systems, and maintenance of backup and other protective systems. Governmental authorities, including the United States government, have increasingly focused on cybersecurity requirements for government contractors. The Company’s subsidiaries that serve in these capacities are increasingly focused on cybersecurity as they seek to comply with the US Department of Defense Cybersecurity Maturity Model Certification (CMMC) program and related governmental mandates.

The Audit Committee annually reviews the major financial risk exposures including cyber security and policies or controls management has implemented to manage and mitigate risks, and quarterly reviews management’s assessment and oversight of cybersecurity and information technologies risks and any required remediation actions. The full Board annually reviews the Company’s cybersecurity initiatives.

Proxy Statement	ESCO Technologies Inc. 19

Succession Planning

The Compensation Committee of the Board conducts an annual review of the Company’s long-term succession plan for the CEO. Additionally, the Board has in place an emergency succession plan for the CEO in order to minimize the uncertainty associated with an emergency succession event.

Independence and Related Person Determinations

All of the Company’s directors except Mr. Sayler are and will be independent of Company management. Additionally, all of the members of the Audit Committee, the Compensation Committee and the Governance Committee are independent as defined by the New York Stock Exchange and set forth in the Company’s Corporate Governance Guidelines.

The Company has implemented a written policy not only to ensure that all non-management directors meet the independence standards defined under the Company’s Corporate Governance Guidelines and the listing standards of the NYSE but to ensure that all Company transactions in which a “Related Person” has or will have a direct or indirect interest will be at arm’s length and on terms generally available to an unaffiliated third-party under the same or similar circumstances. “Related Persons” include the Company’s directors, director nominees and executive officers, holders of 5% or more of the Company’s stock, and the immediate family members of each. The policy contains procedures requiring Related Persons to notify the Company of any such transaction and for the Governance Committee to review the material facts of the proposed transaction and determine whether to approve or disapprove the transaction. The Committee will consider whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances. If advance Committee approval is not feasible or is not obtained, the policy requires submission of the transaction to the Committee after the fact, and the Committee is empowered to approve, ratify, amend, rescind or terminate the transaction. In such event, the Committee will also request the General Counsel to evaluate the Company’s controls and procedures to ascertain whether any changes to the policy are recommended.

The Company has developed and implemented processes and controls to obtain information about Related Person transactions for the purpose of determining, based on the facts and circumstances, whether a Related Person has a direct or indirect material interest in the transaction. Pursuant to these processes and controls, all directors and executive officers must annually complete, sign and submit a Directors’ and Officers’ Questionnaire and a Conflict of Interest Questionnaire that are designed to identify Related Person transactions and both actual and potential conflicts of interest, and are required to update their responses in the event of any changes. Additionally, the holders of 5% or more of the Company’s shares (all of whom are institutional investors), are annually requested to respond to certain questions designed to identify direct or indirect material interests by such 5% or more shareholder in any transactions with the Company.

Based on its review and processes, the Company has determined that except for the matters described in the following paragraphs there has been no transaction since the beginning of the Company’s 2025 fiscal year, and there is no transaction currently proposed, in which the Company was or is to be a participant and in which any Related Person had or will have a direct or indirect material interest.

One of the Company’s directors, David A. Campbell, is the President, Chief Executive Officer and Chairman of the Board of Evergy, Inc. (Evergy), which through its operating subsidiaries is a customer of the Company’s subsidiary Doble Engineering Company and its subsidiaries and affiliates (together, Doble). Accordingly, the Board has affirmatively considered whether this relationship might affect Mr. Campbell’s independence as a director of the Company. The Board determined that Doble, among other things, sells and leases equipment and software to Evergy, repairs and calibrates the equipment and maintains the software, and provides testing, training and consulting services to Evergy, all in the ordinary course of their respective businesses; that the total amount of these transactions was less than $800,000 in each of 2024 and 2025, which was approximately 0.03% of Evergy’s spend for calendar 2024 (the last year for which information was available for Evergy), and approximately 0.08% and 0.07% of the Company’s 2024 and 2025 revenues, respectively; that Mr. Campbell was not personally involved in these transactions; and that all transactions between Doble and Evergy are intended to be and have been consistent with Doble’s normal commercial terms offered to its customers.

20 ESCO Technologies Inc.	Proxy Statement

In addition, another of the Company’s directors, Penelope M. Conner, is the Executive Vice President of Customer Experience and Energy Strategy of Eversource Energy (Eversource), which through its operating subsidiaries is a customer of Doble. Accordingly, the Board has affirmatively considered whether this relationship might affect Ms. Conner’s independence as a director of the Company. The Board determined that Doble, among other things, sells and leases equipment and software to Eversource, repairs and calibrates the equipment and maintains the software, and provides testing, training and consulting services to Eversource, all in the ordinary course of their respective businesses; that the total amount of these transactions was approximately $3.7 million in 2024 and approximately $3.9 million in 2025, which was approximately 0.06% of Eversource’s spend for calendar 2024 (the last year for which information was available for Eversource), and less than 0.4% of the Company’s revenues for each of 2024 and 2025; that Ms. Conner was not personally involved in these transactions; and that all transactions between Doble and Eversource are intended to be and have been consistent with Doble’s normal commercial terms offered to its customers.

Based on its review and consideration of these facts, and Mr. Campbell’s and Ms. Conner’s oral and written representations, the Board determined that the relationships between the Company and Evergy and between the Company and Eversource are not material, that the relationships will not affect Mr. Campbell’s or Ms. Conner’s independent judgment on matters affecting the Company, and that Mr. Campbell and Ms. Conner are each independent under the standards of both the New York Stock Exchange and the Company’s Corporate Governance Guidelines.

Communications with Directors

Interested parties desiring to communicate concerns regarding the Company to the Chair of the Board or to the non management Directors as a group may direct correspondence to: Mr. Robert J. Phillippy, Chair, ESCO Technologies Board of Directors, ESCO Technologies Inc., 645 Maryville Centre Drive, Suite 300, St. Louis, MO 63141-5855. Alternatively, interested parties who wish to communicate with an individual director or any group of directors may write to such director(s) at ESCO Technologies Inc., 645 Maryville Centre Drive, Suite 300, St. Louis, MO 63141-5855, Attn: Secretary. All such letters will be forwarded promptly to the relevant director(s).

DIRECTOR COMPENSATION

The responsibilities and the substantial time commitment of a director at a public company require that the Company provide reasonable compensation to incentivize the directors’ performance and ensure their willingness to continue to serve. The Company strives to engage and retain well-qualified directors with significant experience at companies of similar size and complexity. To ensure this is achieved, the Company regularly reviews the compensation provided to its directors. The Company’s non-employee directors are compensated pursuant to the Sub-Plan for Compensation of Non-Employee Directors under the 2018 Omnibus Incentive Plan (the Director Compensation Plan) based upon their respective levels of Board participation and responsibilities. The Compensation Committee obtains competitive market and peer data and periodically retains a compensation consultant to evaluate the competitiveness of its director compensation. The Committee approves the directors’ compensation, but any changes are ratified by the full Board. As an employee of the Company, Mr. Sayler does not receive compensation for his service as a director.

The annual compensation for non-employee directors is based on a calendar year and is paid or awarded, as the case may be, on and as of the first NYSE trading day after each Annual Meeting of Shareholders.

Proxy Statement	ESCO Technologies Inc. 21

Components of Calendar 2025 and 2026 Director Compensation

Cash Compensation	2025	2026
Annual Retainer (all non-management directors)	$50,000	$50,000
Chair of the Board	$85,000	$100,000
Committee Chairs:
Audit	$17,500	$17,500
Compensation	$15,000	$15,000
Governance	$12,000	$12,000

Equity Compensation	2025	2026
Restricted Share Award (all non-management directors)(1)	$180,000	$180,000

(1)	The annual equity award consists of a number of restricted share units (RSUs) equal to $180,000 divided by the NYSE closing price of the common stock on the award date, rounded to the nearest whole share and vesting one year after the award date. The equity award for calendar 2025 was made on February 5, 2025 and will vest on February 5, 2026. Based on the NYSE closing stock price of $133.61 on the award date it amounted to 1,347 RSUs per director, with a grant date value of $179,973.

For their service as directors during the latter part of calendar 2024, Mr. Campbell and Ms. Conner each received a prorated initial cash retainer of $25,000 and a prorated initial equity award of RSUs valued at approximately $90,000. The partial-year calendar 2024 equity award to Mr. Campbell was made on October 16, 2024, based on the NYSE closing stock price of $124.57 on September 25, 2024, the effective date of his election; rounded to the nearest whole share it amounted to 722 RSUs, with a grant date value of $89,940. The partial-year 2024 equity award to Ms. Conner was made on November 6, 2024, based on the NYSE closing stock price of $127.89 on October 25, 2024, the effective date of her election; rounded to the nearest whole share it amounted to 704 RSUs, with a grant date value of $90,035. Like the full-year annual awards, each award vested one year after the award date.

During the vesting period, each director’s RSU account accrues an additional number of unvested RSUs equivalent to the quarterly dividends that would have been paid on a like number of shares of common stock, divided by the NYSE closing price on the dividend date; and on the vesting date the director’s accrued and vested RSUs are converted into whole shares of common stock, plus cash equal to the value of any fractional shares based on the NYSE closing price on the vesting date, and are distributed and paid to the director, or if the director has elected to defer their compensation as described below, the RSUs are retained in the director’s deferred compensation account as vested common stock equivalents until the elected distribution date.

2026 Compensation Change

The Compensation Committee reviewed the non-management directors’ annual compensation program in August 2025, and based on its recommendations the Board determined to increase the annual compensation of the Board Chair for calendar 2026 as stated in the table above.

Election to Defer Compensation

Directors may elect in advance to defer receipt of all of their cash compensation and/or all of their stock compensation. If deferral is elected, the deferred amounts are credited to the director’s deferred compensation account in common stock equivalents. If cash compensation is deferred, the number of common stock equivalents credited is equal to the amount deferred divided by the NYSE closing price of the common stock as of the date on which the deferral occurs (or if that is not a trading day, then the last preceding trading day). If stock compensation is deferred, the number of common stock equivalents credited is equal to the number of shares whose receipt is deferred. Common stock equivalents in the director’s deferred compensation account have no voting rights, but earn dividend equivalents on each dividend payment date equal to the dividends payable on a like number of shares of common stock; and the dividend equivalents earned are credited to the director’s deferred compensation account as additional common stock

22 ESCO Technologies Inc.	Proxy Statement

equivalents valued at the NYSE closing price on the dividend date. A director’s deferred compensation account becomes distributable when the director leaves the Board, or at such other date as may be specified by the director consistent with the terms of the Director Compensation Plan; distribution will be accelerated in certain circumstances, including a change in control of the Company. The account is distributable at the election of the director either in cash or in shares; however, any stock portion which has been deferred may only be distributed in shares. For fiscal 2025, Mr. Campbell, Mr. Dewar, Ms. Hess and Mr. Olivier elected to defer receipt of their cash compensation and stock compensation. In addition, Mr. Phillippy’s and Ms. Valdez’s cash and stock compensation from certain prior years continued to be deferred pursuant to prior deferral elections which they had terminated as to future compensation.

Director Stock Ownership Guidelines

Directors are subject to stock ownership guidelines. Under these guidelines, within five years after their appointment to the Board each non-management director is expected to acquire and hold shares or common stock equivalents having a total cash value equal to at least five times the annual cash retainer. All directors currently exceed the ownership guidelines.

Proxy Statement	ESCO Technologies Inc. 23

Fiscal 2025 Compensation

The following table sets forth the compensation of the Company’s non-management directors for fiscal 2025, including former director Leon J. Olivier, who retired at the February 2025 Annual Meeting. As an executive officer, Mr. Sayler did not receive any additional compensation for his service as a director; his compensation is described under Proposal 2: Advisory Vote to Approve Executive Compensation beginning on page 25.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards	Non-Equity Incentive Plan Compensation	Change In Pension Value and Nonqualified Deferred Compensation Earnings(2)	All Other Compensation	Total
David A. Campbell	$ 50,000(3)	$ 180,420	—	—	$ 569	—	$ 230,989
Penelope M. Conner	50,000(4)	270,392	—	—	0	—	320,392
Patrick M. Dewar	67,500(5)	180,466	—	—	6,942	—	254,908
Janice L. Hess	50,000(6)	180,466	—	—	2,571	—	233,037
Vinod M. Khilnani	65,110(7)	180,466	—	—	0	—	245,576
Leon J. Olivier	12,610(8)	278	—	—	5,921	—	18,809
Robert J. Phillippy	135,110(9)	180,466	—	—	3,264	—	318,840
Gloria L. Valdez	79,255(10)	180,466	—	—	2,993	—	262,714

1	Dollar amounts represent (i) the aggregate fair values of the 1,347 RSUs awarded to the respective directors on February 5, 2025, based on the NYSE closing price of the underlying common stock of $133.61 on that date; plus (ii) the values of the dividend equivalents accrued on the respective directors’ unvested RSUs held during fiscal 2025 as of the respective dividend dates, plus (iii) for Ms. Conner, the aggregate fair value of the 704 RSUs awarded to Ms. Conner on November 6, 2024 following her initial election as a director, based on the NYSE closing price of the underlying common stock of $127.89 on that date. See Components of Calendar 2025 and 2026 Director Compensation above. In view of his retirement in February 2025, Mr. Olivier did not receive an equity award in fiscal 2025.

2	Dollar amounts represent the values of the dividend equivalents accrued as of the respective dividend dates during fiscal 2025 on the elective deferred stock compensation accounts of Mr. Campbell, Mr. Dewar, Ms. Hess, Mr. Olivier, Mr. Phillippy and Ms. Valdez. See Components of Calendar 2025 and 2026 Director Compensation above.

3	Represents cash retainer of $50,000; however, Mr. Campbell elected to defer receipt of his retainer and to receive in lieu of cash a total of approximately 374 RSUs having the same aggregate value on their issue date.

4	Represents cash retainer of $50,000.

5	Represents cash retainer of $50,000 and Audit Committee Chair fee of $17,500; however, Mr. Dewar elected to defer receipt of his retainer and committee chair fee and to receive in lieu of cash a total of approximately 505 RSUs having the same aggregate value on their issue date.

6	Represents cash retainer of $50,000; however, Ms. Hess elected to defer receipt of her retainer and to receive in lieu of cash a total of approximately 374 RSUs having the same aggregate value on their issue date.

7	Represents cash retainer of $50,000, committee chair fee of $15,000, and $110 in cash from the redemption of fractional RSUs vested during 2025.

8	Represents prorated cash retainer of $12,500 plus $110 in cash from 2025 earnings on previously deferred shares distributed during 2025.

9	Represents cash retainer of $50,000, Board Chair fee of $85,000 and $110 in cash from the redemption of fractional RSUs vested during 2025.

10	Represents cash retainer of $50,000, Committee Chair fee of $12,000, $110 in cash from the redemption of fractional RSUs vested during 2025, and $17,145 in cash from 2025 earnings on previously deferred shares distributed during 2025.

24 ESCO Technologies Inc.	Proxy Statement

Proposal 2: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Board of Directors recommends a vote FOR this Proposal.

Pursuant to Section 14(a) of the Securities Exchange Act of 1934, the Board of Directors is again soliciting an advisory (non-binding) shareholder vote, commonly referred to as “Say-on-Pay”, to approve the compensation of the executive officers whose compensation is disclosed in this Proxy Statement (the named executive officers or NEOs). At our 2025 Annual Meeting, over 98% of the shares represented and entitled to vote on the Say on Pay proposal, and over 91% of all outstanding shares, were voted in support of the Say-on-Pay proposal. Based on the preference of over 93% of the votes cast on the frequency of the Say-on-Pay proposals in 2023, we plan to continue to hold a Say-on-Pay vote every year.

The Board of Directors strongly endorses our executive compensation program and recommends that the shareholders vote in favor of the following Resolution:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Shareholders pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and narrative disclosure.”

Shareholders are encouraged to review the Compensation Discussion and Analysis section below as well as the Summary Compensation Table and the other related tables and narrative disclosure referred to in the proposed Resolution, which provide details about our executive compensation program as well as specific information about the compensation of our named executive officers.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers as described in this Proxy Statement. Although the vote is non-binding, the Board of Directors and the Compensation Committee value the opinions of the shareholders, and to the extent there is a significant vote against the above resolution the Company will consider the shareholders’ concerns and the Committee will evaluate what actions (if any) may be necessary to address those concerns.

SUMMARY OF EXECUTIVE COMPENSATION PROGRAM

Our executive compensation program is designed to attract, motivate, and retain executive officers who are critical to our success. The Committee believes that the program constitutes a balanced, competitive approach to compensation that supports our compensation objectives through performance-based compensation that aligns the interests of executives with those of our shareholders.

The Compensation Committee reviews our compensation program at least annually to ensure that it achieves the desired goals of aligning our executive compensation structure with shareholders’ interests and current market practices.

Proxy Statement	ESCO Technologies Inc. 25

What We Do

●	Pay for performance philosophy

●	Significant portion of compensation is at-risk

●	Competitive stock ownership guidelines

●	Robust clawback policy

●	Double-trigger change-in-control equity vesting

●	Independent compensation consultant

What We Don’t Do

●	No excessive perquisites

●	No tax gross-ups on perquisites

●	No tax gross-ups on change in control severance

●	No hedging or pledging of Company stock

●	No repricing or exchange of equity-based awards without shareholder approval

COMPENSATION COMMITTEE REPORT

The Compensation Committee is responsible for determining the compensation of the Chief Executive Officer and President as well as other senior officers and key executives of the Company. The Committee has reviewed and discussed with management the Company’s disclosures under the section captioned Compensation Discussion and Analysis beginning immediately following this Compensation Committee Report.

Based on such review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025 filed with the SEC.

The Human Resources and Compensation Committee

Vinod M. Khilnani, Chair

Patrick M. Dewar

Robert J. Phillippy

Gloria L. Valdez

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis discusses the compensation of the following NEOs.

Bryan H. Sayler, Chief Executive Officer & President

Christopher L. Tucker, Senior Vice President & Chief Financial Officer

David M. Schatz, Senior Vice President, General Counsel & Secretary

26 ESCO Technologies Inc.	Proxy Statement

2025 PERFORMANCE HIGHLIGHTS

Net Sales	Diluted Earnings Per Share	Entered Orders
$1,095M	$4.49	$1,565M
+19% OVER PRIOR YEAR	+13% OVER PRIOR YEAR	ORDERS +57% / BACKLOG +71% OVER PRIOR YEAR

●	Record Sales, Orders, Backlog and GAAP Earnings per Share

●	Leveraged revenue growth to drive improved profit margins in all three business segments

●	Completed the largest acquisition in company history (ESCO Maritime Solutions) and the divestiture of VACCO Industries

2025 Performance Related to Executive Compensation

The Compensation Committee established two performance metrics, “Adjusted EPS” and “Adjusted Cash Flow from Operating Activities,” to determine incentive plan compensation earned during fiscal 2025 and thereby incent the participants and align cash incentive compensation with business objectives. Adjusted EPS and Adjusted Cash Flow from Operating Activities are non-GAAP measures; for a detailed description and a reconciliation to the nearest GAAP measure, see 2025 Cash Incentive Metrics, below.

Pay for Performance

Our compensation programs are designed to maximize shareholder value by allocating a significant portion of executive compensation to at-risk pay. Our annual cash incentive program and equity-based PSUs utilize a variety of key strategic and financial performance metrics and are designed to reward positive financial performance and limit unnecessary risk taking. Stock ownership guidelines align the interests of executives and shareholders by ensuring that executives bear the economic risk of share ownership.

Compensation Objective

The Compensation Committee’s objective is to develop and maintain industry-competitive compensation packages to attract, retain, motivate and reward our executive officers and other senior officers and key executives. Compensation programs are designed to be consistent with those of other companies engaged in similar industries and/or of similar size with which we are likely to compete for talent to enable us to employ and retain a high-quality management team. The Committee seeks to use performance-based compensation to maximize the alignment of executive compensation with the long-term interests of our shareholders.

The Committee sets compensation levels based on the skills, experience and performance of each executive officer, taking into account the benchmarking described below and compensation recommendations made by the CEO (except with respect to his own position). The Committee’s pay for performance philosophy is reflected in the annual compensation review. The Committee also considers tally sheets which provide, for each executive officer, a recap of each principal element of compensation as well as benefits, perquisites, equity awards, and stock ownership and potential ownership. The tally sheets also reflect the incremental compensation which would be payable as a result of various termination scenarios and each element of pay or benefits impacted. The Committee retains the discretion to adjust all elements of compensation as it deems appropriate, subject to the requirements of shareholder-approved plans.

Proxy Statement	ESCO Technologies Inc. 27

Executive Compensation Program Highlights
Pay for performance philosophy	A significant portion of NEO pay is at-risk in order to align pay with business strategy and shareholder interests
At-risk annual cash incentive	Based on achievement of specified Company performance metrics
Long-term equity incentive compensation (LTI)	Incorporates long-term Company performance metrics, and retention factors such as delayed vesting
Limited perquisites	Perquisites are appropriate to the position and not excessive
No tax gross-ups	No tax gross-up on any perquisites or severance benefits
Competitive stock ownership policy	NEO stock ownership requirement is based on a multiple of base salary
Clawback policy	Cash incentive and equity awards may be reclaimed by the Company in case of malfeasance or accounting restatements due to noncompliance with financial reporting requirements
No hedging or pledging	NEOs must retain the risks of Company stock ownership
Double trigger vesting	NEO change in control agreements and stock awards contain double trigger vesting provisions
Independent compensation consultant	The Compensation Committee retains its own independent compensation consultant
Strong say-on-pay support	Over 98% of the shares voting at the 2025 Annual Meeting supported the Company’s executive compensation program

The following table summarizes the 2025 target direct compensation pay mix for the CEO and other NEOs, with approximately 81% of the CEO’s target direct compensation at risk and 63% of the average of the other NEOs’ target direct compensation at risk. Target direct compensation is defined as the sum of the executive officer’s base salary, annual cash incentive award, and annual long term equity incentive awards, in each case calculated at the target level specified by the Compensation Committee.

28 ESCO Technologies Inc.	Proxy Statement

Compensation Consultant and Benchmarking

The Compensation Committee is authorized by its charter to employ independent compensation and other consultants. The Committee annually engages with a nationally recognized compensation consulting firm (Compensation Consultant) to assist the Committee in evaluating executive compensation. The Compensation Consultant provides information, research and analysis pertaining to executive compensation as requested by the Committee, including updates on the peer group, market trends, survey data and analysis for market review. The Committee also from time to time engages our primary outside counsel, Bryan Cave Leighton Paisner LLP (BCLP) to advise it on selected executive compensation issues.

2024 Compensation Report (Fiscal 2025 Compensation Review)

In the summer of 2024, the Committee engaged Pay Governance LLC as the Compensation Consultant to provide a compensation report (the 2024 Compensation Report) for the Committee’s fiscal 2025 compensation review. One of the elements of the 2024 Compensation Report was the 2024 Mercer Benchmark Database/Total Remuneration Survey – Executive (the Mercer Survey), a broad-based survey of management compensation, as the primary source for benchmarking its executive compensation levels. A broad market survey provides decision-quality data that is generally reliable and consistent year-over-year. The Company was a participant in the Mercer Survey. A list of all of the participating companies included in the Mercer Survey is attached as Appendix B to this Proxy Statement.

For its 2024 Compensation Report, the Compensation Consultant also provided proxy data from the peer group described below (2024 Peer Group) to be used in conjunction with the Mercer Survey in order to add context to the decision-making process and provide a supplemental perspective on the market. Peer group proxy data provides transparent line-by-line information for each company in the peer group, and provides the ability to review industry trends and compensation design practices as well as pay-for-performance alignment. The 2024 Peer Group was based on the GICS codes assigned to the Company’s subsidiaries and represented companies in the following industries in which the Company participates:

●	Industrial valves	●	Printed circuit boards
●	General industrial machinery	●	Instruments to measure electricity
●	Radio and television	●	Services not elsewhere classified
●	Communications equipment

Companies in the above industries were then filtered for revenue size in order to determine the 2024 Peer Group. The following is a list of the companies in the 2024 Peer Group, with their ticker symbols:

Albany International Corp. (AIN)	Kadant Inc. (KAI)
Ameresco, Inc. (AMRC) *	MACOM Technology Solutions Holdings Inc. (MTSI)
Badger Meter, Inc. (BMI) *	Mueller Water Products, Inc. (MWA) *
Barnes Group Inc. (B)	Powell Industries, Inc. (POWL) *
Columbus McKinnon Corp. (CMCO)	Rogers Corporation (ROG)
Crane Company (CR)	SPX Technologies, Inc. *
CTS Corporation (CTS)	Standex International Corporation (SXI)
Enpro Inc. (NPO)	Tri Mas Corporation (TRS) *
Franklin Electric Co., Inc. (FELE)	Viavi Solutions Inc. (VIAV) *
Helios Technologies, Inc. (HLIO)	Watts Water Technologies Inc. (WTS)

* These companies did not report compensation data for the General Counsel position in their proxy materials.

Proxy Statement	ESCO Technologies Inc. 29

Fiscal 2025 Benchmarking

For its compensation review for fiscal 2025, the Committee reviewed each principal element of compensation (base salary, cash incentive and LTI), as well as total cash compensation (base salary and cash incentive), and total direct compensation (target cash compensation and LTI) for each of the Company’s executive officer positions, and compared them against the benchmark range from the Compensation Report. For all three of the NEOs, the benchmark range for each element of compensation in the Compensation Report is the median plus or minus 15%. For fiscal 2025, the Committee utilized the benchmark ranges from the Compensation Report in determining the competitiveness of the executives’ compensation. The Committee also compared relative Company performance against the performance of the companies in the 2024 Peer Group to test the overall reasonableness of pay for performance.

The Committee used the Compensation Report described above as a guideline and frame of reference in determining appropriate compensation levels and incentives for the executive officers; however, the Committee does not make its decisions according to a formula, and the Committee exercises considerable judgment and discretion in making them. The complexity and composition of the Company does not lend itself to comparisons with a readily ascertainable peer group, and while matching by SIC codes can provide some measure of comparability, there are wide variations in the type and complexity of these companies. The Committee therefore considers the benchmark ranges to be only a guide, and makes individual determinations of compensation for each of the executive officers based on numerous factors including the comparative responsibilities of the executive officers and the Committee’s assessments of individual and Company performance.

Change in Compensation Consultant for Fiscal 2026

In May 2025, the Committee engaged Meridian Compensation Partners (Meridian) as the Compensation Consultant for fiscal 2026.

Compensation Consultant Independence

In August 2024 and August 2025, the Committee assessed the independence of the Compensation Consultant and BCLP in line with the SEC’s compensation consultant independence factors, and determined there were no conflicts of interest. The Committee will continue to review their independence status annually and will keep the compliance letters on file.

Principal Elements of Compensation Program

The principal elements of the 2025 compensation program for executive officers (base salary, annual cash incentive and long-term equity incentive) are reflected in the Summary Compensation Table on page 41. Each of these elements is described in detail in the corresponding sections below.

Pay Element	Form	2025 Metrics	Objectives
Base Salary	Cash	Benchmarked to market median, subject to adjustment for individual factors such as experience and performance	Attract and retain qualified executives
Annual Incentive Plan (PCP)	Cash	100% based on financial results: ● 70% based on Adjusted EPS ● 30% based on Adjusted Cash Flow from Operating Activities	Drive profitability, growth and progress against strategy
Long-Term Equity Incentive (LTI)	Performance Share Units (PSUs) Restricted Share Units (RSUs)

Awards vest after 3-year performance period

●       60% based on EBITDA growth

●       40% based on Return on Invested Capital

●       Potential for modification based on rTSR

2025 awards vest in thirds approximately 1, 2 and 3 years after grant

Align NEOs’ efforts with creation of long-term shareholder value Retention, ownership and full alignment with the shareholder experience
Benefits	Consistent with other similarly situated personnel

30 ESCO Technologies Inc.	Proxy Statement

We do not believe that any risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on the Company. Any such risk is mitigated by the multiple elements of the compensation programs, including base salary, annual cash incentive programs, and LTI awards which are earned over multiple years. This structure encourages decision-making that is in the best long-term interests of the Company and our shareholders.

Total Direct Compensation

The executive officers receive total direct compensation consisting of cash compensation (base salary plus annual cash incentive compensation) and long-term equity incentive compensation. Each of these elements is described in detail in the corresponding sections below.

The Committee sets target levels for total direct compensation based on the skills, experience, breadth of their role, and performance of each executive officer, taking into account the benchmarking described above and compensation recommendations made by the CEO (except with respect to his own position). The Committee also considers the Company’s performance. For fiscal 2025, the Committee increased the executive officers’ total direct compensation as described in detail below. Total direct compensation for fiscal 2025 was within the benchmark range for Mr. Sayler, slightly above the benchmark range for Mr. Tucker, and within the benchmark range for Mr. Schatz.

Base Salaries

Base salaries are designed to attract, retain, motivate and reward competent, qualified, experienced executives, although we emphasize performance-based compensation for the executive officers.

Fiscal 2025 base salaries for the executive officers were set by the Committee in the first quarter of fiscal 2025. Annual base salaries for the executive officers for fiscal 2025 and fiscal 2024 were as follows:

Base Salaries(1)

Officer	FY 2025 Base Salary	FY 2024 Base Salary	Percent Increase from FY 2024
Bryan H. Sayler	$830,500	$755,000	10%
Christopher L. Tucker	$616,500	$598,500	3%
David M. Schatz	$426,100	$405,800	5%

(1) Amounts shown are annual rates for fiscal 2025; the actual amounts paid are set forth in the Summary Compensation Table.

Changes to Base Salaries for Fiscal 2026

For fiscal 2026 the Committee determined that increases in base salary of 8.4%, 3.9% and 4.5% were warranted for Mr. Sayler, Mr. Tucker and Mr. Schatz, resulting in base salaries of $900,000, $640,500 and $445,300 respectively. To assist in evaluating 2026 executive compensation, the Committee engaged Meridian to conduct a comprehensive 2025 market assessment.

Proxy Statement	ESCO Technologies Inc. 31

Annual Cash Incentive

The Committee uses annual performance-based cash incentives to compensate the executive officers. The Committee establishes at-risk performance targets for the executive officers using financial and operational goals linking compensation to overall Company performance. The annual cash incentive targets for fiscal 2025 and fiscal 2024 were as follows:

Target Cash Incentive Compensation(1)

Officer	FY 2025 Target Cash Incentive	FY 2024 Target Cash Incentive	Percent Increase from FY 2024
Bryan H. Sayler	$830,500	$755,000	10%
Christopher L. Tucker	$400,700	$389,000	3%
David M. Schatz	$213,100	$202,900	5%

(1) Amounts shown are annual targets for fiscal 2025; the actual amounts paid are set forth in the Summary Compensation Table.

The fiscal 2025 cash incentive targets for the executive officers were established pursuant to our Performance Compensation Plan (PCP) authorized under the 2018 Omnibus Incentive Plan. This at risk plan closely links the executive officers’ pay to our financial results and provides compensation variability in the form of reduced payments when performance is below targets and higher compensation when performance exceeds targets. The PCP has a fixed target with a payout range based on performance. The Committee has discretion to either increase or decrease the actual cash incentive payouts. For fiscal 2025, the Committee determined to set the cash incentive targets as a percent of base salary in line with market practices. The 2025 cash incentive targets for Mr. Sayler, Mr. Tucker and Mr. Schatz were 100% of 2025 base salary, 65% of 2025 base salary, and 50% of 2025 base salary, respectively.

Changes to Annual Cash Incentive for Fiscal 2026

Consistent with fiscal 2025, the Committee determined that the cash incentive targets for fiscal 2026 would be set as a percent of base salary in line with market practices. The fiscal 2026 cash incentive targets for Mr. Sayler, Mr. Tucker and Mr. Schatz are $900,000 (100% of 2026 base salary), $448,400 (70% of 2026 base salary), and $267,200 (60% of 2026 base salary), respectively.

Total Target Cash Compensation

The target percentages of total cash compensation represented by base salary and by the PCP target varied for fiscal 2025 based on the position, as follows:

Target Total Cash Compensation – Fiscal 2025(1)

	Base Salary		Cash Incentive Target (PCP)
Officer		Percent of Target Total Cash Compensation		Percent of Target Total Cash Compensation	Target Total Cash Compensation
Bryan H. Sayler	$830,500	50%	830,500	50%	1,661,000
Christopher L. Tucker	$616,500	61%	400,700	39%	1,017,200
David M. Schatz	$426,100	67%	213,100	33%	639,200

(1) Amounts shown are annual targets for fiscal 2025; the actual amounts paid are set forth in the Summary Compensation Table.

32 ESCO Technologies Inc.	Proxy Statement

The higher at-risk target percentage for the CEO as compared to the other executive officers is based on our at risk philosophy and the greater responsibilities of the CEO. Similarly, the CFO has a higher at-risk percentage as compared to the General Counsel. Near the beginning of each fiscal year, after reviewing our business plans for the fiscal year, the Committee determines the key short-term business metrics on which senior management should focus in order to drive results and approves the cash incentive target for each executive officer. Because of the broad responsibilities of the executive officers, their criteria are tied to Company-wide metrics. The Committee then determines the percentage of the cash incentive target which should be tied to each of the metrics and the performance target for each metric, and approves the threshold and maximum multipliers which will be applied to each of the performance targets to determine the payment under the plan. If performance is below the threshold for a metric, there is no payout for that metric.

Cash Incentive Metrics

During the first quarter of fiscal 2025 the Committee approved two metrics for achievement of the fiscal 2025 PCP incentive targets, based on the annual operating plan reviewed by the Board of Directors. The first metric in 2025 was “Adjusted EPS,” weighted at 70% of the total PCP target opportunity. Adjusted EPS is a non-GAAP financial measure and its target was $4.76 for fiscal 2025. Fiscal 2025 Adjusted EPS of $5.54 equaled GAAP diluted EPS from continuing operations of $4.49 plus $0.31 in transaction costs related to the Maritime acquisition and restructuring costs; $0.31 in Maritime operations, interest and amortization expenses, all of which were excluded because they were not in the target; and $0.43 in VACCO earnings prior to the divestiture which were reported in Discontinued Operations but which were added back because they were in the original target.

The second metric in 2025 was “Adjusted Cash Flow from Operating Activities,” weighted at 30% of the total PCP target opportunity. Adjusted Cash Flow from Operating Activities is a non-GAAP financial measure, and its target was $140.2 million for fiscal 2025. The unadjusted 2025 GAAP Cash Flow from Continuing Operations of $200.4 million delivered the maximum payout, so further adjustments related to VACCO and Maritime cash flow would have increased the amount but not the payout for this metric and are therefore not shown here.

The following table summarizes the targets for the two fiscal 2025 cash incentive metrics, the results achieved, and the actual payouts for 2025. The Committee believes that the selected metrics and the performance benchmarks for each metric, and the threshold and maximum multipliers, provided meaningful incentives for 2025 performance.

2025 PCP Targets and Results

		2025 Benchmarks
Metric	Weight (% of Target Incentive)	Threshold	Target	Maximum	Actual Value Achieved	Actual % of Payout Earned (unweighted)
Adjusted EPS	70%	$3.81	$4.76	$5.47	$5.54	200%
Adjusted Cash Flow from Operating Activities (millions)	30%	$112.2	$140.2	$161.2	$200.4(2)	200%
% of Target Earned at Each Benchmark		50%(1)	100%	200%
Weighted % of Total Target Earned						200%

(1) If performance is below the threshold for a given metric, there is no payment for that metric.

(2) Unadjusted; see explanation above.

The Summary Compensation Table on page 41 reflects the actual payouts to the executive officers under the PCP for fiscal 2025.

Proxy Statement	ESCO Technologies Inc. 33

Changes to Cash Incentive Metrics for Fiscal 2026

In line with its practice in recent years, the Committee determined to allocate 100% of the executive officers’ cash incentive compensation opportunity to the PCP, and approved the following performance criteria for fiscal 2026:

●	Adjusted EPS, weighted at 70% of the total target opportunity; and

●	Adjusted Cash Flow from Operating Activities, weighted at 30% of the total target opportunity.

As in 2025, the potential cash incentive compensation for fiscal 2026 will range from 0 to 2.0 times the target opportunity for both Adjusted EPS and Adjusted Cash Flow from Operating Activities, depending on actual 2026 performance.

Long-Term Equity Incentive Compensation

The Company’s annual LTI award program consists of a combination of performance-based share unit (PSU) awards and time-vested restricted share unit (RSU) awards. For fiscal 2025 the Committee determined to shift the mix of the LTI awards toward the performance-based PSUs rather than being divided equally between the PSUs and the RSUs as they were in in prior years, and it assigned 70% of the total LTI target value to the PSUs and 30% to the RSUs. For fiscal 2025, both the PSU and RSU grants were approved in the first quarter of the fiscal year.

We do not coordinate LTI grants with the release of material non-public information. Company-wide equity grants, including equity grants to our executive officers, are made at regular meetings of the Compensation Committee. We also do not grant stock options or other awards which require a payment by the recipient in order to realize the value of the award.

The target number of shares in each RSU and PSU award equals the Committee-approved target values divided by the average trading price of the Company’s stock over the last 15 trading days before the effective award date. The actual payout of the RSUs and PSUs will be in shares, whose value at the time of payout may be greater or less than the target values. For an award to vest, the recipient must generally be continuously employed by the Company from the award date through the vesting date.

For the executive officers, the numbers of RSUs granted and the PSU threshold, target and maximum numbers of shares payable according to the performance criteria, were as follows:

	RSU Target Values as of Grant Date	Number of RSUs Granted	PSU Target Values as of Grant Date	PSU Payout Potential (Shares)
Officer				Threshold (50%)	Target (100%)	Maximum (200%)
Bryan H. Sayler	$810,000	6,226	$1,890,000	7,263	14,526	29,052
Christopher L. Tucker	231,180	1,777	539,420	2,073	4,146	8,292
David M. Schatz	127,830	982	298,270	1,146	2,292	4,584

Restricted Share Units (RSUs)

RSUs are time-vested awards. The terms of the fiscal 2025 awards were similar to those granted in fiscal 2024, vesting over a period of approximately three years, in three equal portions approximately 12, 24 and 36 months after the grant date; accordingly, for the fiscal 2025 awards, vesting will occur on the last NYSE trading days in November 2025, 2026 and 2027, at which time they will be converted into a like number of shares of Company common stock, and such shares will be paid out to the participant (after statutory tax withholdings) on the following business day.

34 ESCO Technologies Inc.	Proxy Statement

Performance Share Units (PSUs)

Other than the specific share amounts and performance goals, the terms of the fiscal 2025 PSUs were substantially similar to those awarded for fiscal 2024, including that the awards are subject to the Company’s Clawback Policy (see Clawback Policy on page 40). The fiscal 2025 PSUs will vest after a three-year performance period beginning with fiscal 2025 and ending with fiscal 2027, on the day in the first quarter of fiscal 2028 on which the HRCC approves and certifies the extent to which the applicable performance goals have been achieved. To the extent earned, the vested awards will be converted into a number of shares of Company common stock based on achievement of the performance goals. The award distribution in shares may be less than or greater than the number of PSUs awarded, within certain specified threshold and maximum limits. Straight-line interpolation will be used to score between threshold, target and maximum performance levels. For the fiscal 2025 PSU awards, the Committee continued to align the performance measures with shareholders by continuing the use of EBITDA as a performance measure with a 60% weighting and Return on Invested Capital (ROIC) as a performance measure with a 40% weighting, and continuing the use of relative Total Shareholder Return (rTSR) as a potential modifier as described below:

EBITDA Performance Goals – 60% of PSU Award Value

		Below Threshold	Threshold	Target	Maximum
Cumulative Company EBITDA for the three year performance period(1)	Performance Level	<85% of EBITDA target	85% of EBITDA target	$713.2 million	130% of EBITDA target
	Payout(2)	0%	50%	100%	200%

ROIC Performance Goals – 40% of PSU Award Value

		Below Threshold	Threshold	Target	Maximum
Company ROIC for 2027(3)	Performance Level	<85% of ROIC target	85% of ROIC target	12% for FY2027	130% of ROIC target
	Payout(2)	0%	50%	100%	200%

(1)	The EBITDA target was set by the Committee to represent a challenging performance incentive based on annual percentage increases over actual 2024 EBITDA and is not intended as guidance or a prediction of actual results.
(2)	Subject to adjustment as described below.
(3)	The ROIC target was set by the Committee to represent a challenging performance incentive and is not intended as guidance or a prediction of actual results.

After applying the above performance metrics, the resulting number of PSUs may be subject to increase or decrease based on the Company’s Total Shareholder Return (TSR) over the performance period compared to the TSR of the companies in a peer group based on the S&P SmallCap 600 Industrials Index. If the Company’s rTSR is below the 25th percentile or above the 75th percentile, the resulting number of shares will be decreased by 20% or increased by 20%, respectively; if the Company’s rTSR is from the 25th percentile to the 75th percentile, no adjustment will be made. In no event will the award payout be greater than 200% of the target.

Proxy Statement	ESCO Technologies Inc. 35

Vesting of FY 2022 Performance Share Unit Award

The following table summarizes the payout for the FY 2022 PSU award that was earned and distributed in FY 2025.

EBITDA Performance Goals – 70% of the FY 2022 PSU Award Value

		Below Threshold	Threshold	Target	Maximum	Actual Achieved
Cumulative Company EBITDA for the three year performance period(1)	Performance Level (in millions)	<$405.5	$405.5	$477.1	$620.2	$548.3
	Payout Earned	0%	50%	100%	200%	149.77%

rTSR Performance Goals – 30% of FY 2022 PSU Award Value

		Below Threshold	Threshold	Target	Maximum	Actual Achieved
Company TSR over the three year performance period compared to TSRs of all companies in the S&P 600 Industrials Index(2)	Performance Level (in millions)	<30th percentile	30th percentile	50th percentile	80th percentile	65th percentile
	Payout Earned	0%	50%	100%	200%	150%
Total Weighted Payout Multiplier	149.84%

1	EBITDA target represents EBITDA growth targets for the performance period using actual 2021 EBITDA plus 15% then 5.5% CAGR for 2023 and 2024. Straight-line interpolation was used to score between threshold, target and maximum performance levels.
2	The Company’s TSR for the performance period was compared to each company in the S&P 600 Industrials Index. The Index companies’ TSR was ranked and the Company’s TSR was compared to the ranked list to determine the rTSR score. Straight-line interpolation was used to score between threshold, target and maximum performance levels.

For more information about the fiscal 2025 LTI awards and the grants to the individual executive officers, see Grants of Plan-Based Awards on page 42.

Changes to Long Term Incentive Compensation for 2026

The 2025 Meridian market assessment indicated that the executive officers’ total direct compensation was lagging the market primarily due to below-market LTI. In response, the Committee significantly increased the total 2026 LTI values as percentages of base salaries, resulting in fiscal 2026 target LTI values as of the grant date of $3,500,000 (389% of base salary) for Mr. Sayler, $960,800 (150% of base salary) for Mr. Tucker, and $556,600 (125% of base salary) for Mr. Schatz.

36 ESCO Technologies Inc.	Proxy Statement

The fiscal 2026 RSU awards were granted in November 2025; they will vest in three equal portions approximately 12, 24 and 36 months after the month in which they are granted; for the fiscal 2026 awards, vesting will occur on the last trading days in November of 2026, 2027 and 2028.

The fiscal 2026 PSU awards were also granted in November 2025, and after a three-year performance period ending with fiscal 2028, they will vest on the last trading day of the month in which the HRCC approves and certifies the extent to which the applicable performance goals have been achieved. To the extent earned, the vested awards will be converted into a currently undeterminable number of shares of Company common stock, which may be less than or greater than the number of PSUs awarded, within certain specified threshold and maximum limits, depending on the degree to which the Company has achieved one or more specified performance goals. If the performance is less than the threshold goal for a particular performance measure, there will be no payout of that portion of the PSUs dependent on that measure.

Other Compensation Elements

Perquisites

The Company also provides limited perquisites to the executive officers, which currently include financial planning and an annual physical. The Committee annually reviews the types and value of the perquisites provided to the executive officers as part of its overall review of executive compensation. The Committee determined the perquisites paid in fiscal 2025 to be reasonable.

Certain of these perquisites are treated as taxable income. We do not reimburse our executive officers for the income taxes due on these perquisites (“tax gross-ups”), and beginning in fiscal 2023 we ceased providing auto allowances and country club benefits for our executive officers other than country club initiation fee benefits for Mr. Sayler and Mr. Tucker based on their employment terms at hire.

Retirement Benefits

Like our other employees, the executive officers are eligible for retirement benefits provided through our 401(k) Plan. See Pension Benefits on page 44.

Severance Plan

Severance provisions in the event of a change of control benefit a company by allowing executives who are parties to such arrangements to focus on continuing business operations and the success of a potential business combination rather than seeking alternative employment, thereby providing stability to a corporation during a potentially uncertain period. Accordingly, the Company has adopted a Severance Plan which prescribes the compensation and benefits to be provided in the event of a change of control to certain executives, including the CEO and the other executive officers.

Our change of control arrangements are designed to provide executives with severance payments and certain other benefits in the event that their employment is terminated in connection with a change of control transaction. The Severance Plan includes a “double trigger,” which means that it provides severance benefits only if there is both (1) a change of control of the Company, and (2) the Company (or any successor) terminates the employee’s employment without cause within 36 months following a change of control, or the employee terminates his or her employment for good reason within 36 months following a change of control, or the Company terminates the employee’s employment within 90 days before a change of control at the request of a third party who, at such time, had taken steps reasonably calculated to effect the change of control.

For purposes of the Severance Plan, “change of control” means any of the following (subject to the specific definitions in the Severance Plan): (i) the acquisition by any person or group of at least 20% of the then-outstanding shares of the Company’s common stock; or (ii) a change in a majority of the members of the Board of Directors that is not approved by the incumbent Board; or (iii) the approval by the shareholders of either a reorganization, merger or consolidation after which the shareholders will not own at least a majority of the Company’s common stock and voting power, or a liquidation or dissolution of the Company, or the sale of all or substantially all of the Company’s assets.

Proxy Statement	ESCO Technologies Inc. 37

If the Severance Plan is triggered, the executive will be entitled to all accrued but unpaid compensation, a pro rata cash bonus for the year of separation and benefits through the date of separation, as well as a lump sum cash payment which is designed to replicate the cash compensation (base salary and cash incentive), plus certain benefits, that the executive would have received had he or she remained employed for two years. These payments and benefits would only be paid as a result of a double-trigger event. The determination of the appropriate level of payments and benefits to be provided in the event of a change of control termination involved consideration of several factors. The two-year multiple was determined based on a survey of the Company’s peers at the time the Severance Plan was adopted by the Company, and is deemed to be reasonable. The Committee considered that a high-level executive, who is more likely to lose his or her job in connection with a change of control than other employees, may require more time than other employees in order to secure an appropriate new position, and, unless that executive was provided with change of control benefits, he or she may be motivated to start a job search early if a change of control is anticipated, to the detriment of the Company. Thus, the existence of the Severance Plan provides an incentive for the executive to remain with the Company until a change of control actually occurs. In addition, payments are not provided under the Severance Plan unless there has been not only a change of control but also a qualifying termination of employment, thus providing an acquirer the opportunity to retain the Company’s management team during or after a transition period.

For further information about the Severance Plan, and a sample calculation of the cash compensation and benefits to be provided to our executive officers under the Severance Plan, based on certain stated assumptions, see Potential Payments Upon Termination or Change in Control beginning on page 45.

In addition, pursuant to the executive officers’ severance agreements as well as their LTI award agreements, in the event of a change of control, all LTI awards are to be assumed by the acquirer or successor entity and converted to an equivalent agreement. If for any reason the awards will not or cannot be assumed, they will be paid out in cash.

Employment Agreements

We have entered into employment and compensation agreements with each of our executive officers. The agreements provide for payment of an annual base salary, participation in our cash incentive plans, eligibility for participation in our LTI plans and benefit plans and programs applicable to senior executives, and continuance of certain perquisites. For more information about the terms of these agreements, including specifics regarding the cash compensation and benefits provided in the event of a qualifying separation, and for a sample calculation based on certain stated assumptions, see Employment Agreements on page 44, and Potential Payments Upon Termination or Change in Control beginning on page 45.

The Compensation Committee periodically assesses the reasonableness of the executive officers’ employment agreements to consider whether any changes are appropriate.

Deferred Compensation Plan for Selected Employees

Effective in 2025, the Company established the ESCO Technologies Inc. Deferred Compensation Plan (the Plan), under which its executive officers and other selected management or highly compensated employees may elect in advance to defer receipt of from 5% to 75% of their base salary and/or from 5% to 100% of their at-risk compensation, including PCP payouts, RSUs and PSUs. Deferrals may be for a period or periods specified in advance by the participant, or until the participant’s employment terminates, if earlier, and distribution will be accelerated in certain circumstances, including a change in control of the Company. For fiscal 2025, Mr. Sayler elected to defer 10% of his PCP payment, which was paid in November 2025.

Deferred amounts are credited to the participant’s deferred compensation account either in cash or in common stock equivalents depending on the nature of the deferred compensation, and receipt is subject to any vesting requirements specified in the compensation award. Deferrals of cash-based compensation (such as base salary and PCP payouts) are measured and paid in dollars and credited with earnings based on the earnings of one or more notional investment options offered by the Company and elected by the participant; however, those options are provided solely as measuring devices, and at no time will the participant have any interest in any such investment option. Cash deferrals may not be allocated to Company common stock. Deferrals of share-based compensation (such as RSUs and PSUs) are credited to the participant’s

38 ESCO Technologies Inc.	Proxy Statement

deferred compensation account as a like number of units, with each unit equal in value to one share of Company common stock. Cash dividends paid on a number of shares of Company common stock equal to the number of deferred units which are vested will be paid in cash as provided in the equity compensation plan under which the units were granted.

Limit on Deductibility of Certain Compensation

Section 162(m) of the Internal Revenue Code prohibits publicly held companies, including the Company, from deducting salaries and other compensation paid to an executive officer to the extent that the total exceeds $1 million during the tax year. Certain compensation based upon the attainment of performance goals set by the Compensation Committee was formerly able to qualify for an exclusion from this limitation, but this exclusion has been eliminated. However, the Committee intends to continue its practice of utilizing shareholder-approved metrics for our cash incentive plans when appropriate, although it reserves the right to use other award provisions that are tailored to achieving our financial and business objectives if it determines that the awards and performance metrics are appropriate and consistent with our business needs.

Stock Ownership Guidelines

The Compensation Committee has established stock ownership guidelines for the executive officers. The guidelines set the minimum level of ownership at a multiple of annual base salary as follows:

Title	Multiple of Base Salary
CEO and President	5x
Other Executive Officers	3x

Executive officers are expected to be in compliance with the ownership guidelines within five years of their appointments, and they are required to hold 100% of all after-tax stock distributions received from compensation awards until the guideline amounts are reached and thereafter as needed to maintain ownership of at least the guideline amounts. All of our executive officers currently exceed the ownership guidelines.

Insider Trading Policy; Anti-Hedging and Anti-Pledging Policies; Timing of LTI Grants

Our Insider Trading Policy prohibits any employee from trading in Company securities while in possession of material non-public information. In addition, the Insider Trading Policy strictly prohibits our directors, officers and employees from engaging in transactions in Company securities involving puts, calls or other derivative securities on an exchange or in any other organized market, selling Company securities “short”, or entering into hedging or similar arrangements (such as exchange funds) involving Company securities. The Insider Trading Policy also prohibits our directors, officers, corporate office employees, and other designated employees in management positions from pledging Company securities as collateral for a loan or holding Company securities in a margin account. These policies are intended to ensure that the executive officers, as well as other Company personnel in positions of authority, cannot offset or hedge against declines in the price of the Company stock they own or have a personal interest in the price of their shares which may be different from the interests of other shareholders generally. A clickable link to the Insider Trading Policy is located at Exhibit 19 in the Exhibit Index to our 2025 Annual Report on Form 10-K on file with the SEC.

We do not coordinate LTI grants with the release of material non-public information. Company-wide equity grants, including equity grants to our executive officers, are made at regular meetings of the Compensation Committee. We also do not grant stock options or other awards which require a payment by the recipient in order to realize the value of the award.

Proxy Statement	ESCO Technologies Inc. 39

Clawback Policy

Our Code of Conduct reaffirms the importance of high standards of business ethics. Adherence to these standards by all employees is the best way to ensure compliance and secure public confidence and support. All employees are responsible for their actions and for conducting themselves with integrity. Any failure on the part of any employee to meet any of the standards embodied in this Code will be subject to disciplinary action, including potential dismissal.

We adopted a robust Compensation Recovery Policy (Clawback Policy) in 2010, and in October 2023 we adopted a Supplement to the Clawback Policy designed to comply with the enhanced clawback-related listing standards adopted in 2023 by the NYSE. The Clawback Policy provides that when appropriate, and in accordance with applicable law, the Company may recover any “Recoverable Compensation” received during a prescribed period of up to three years if an executive or other senior officer of the Company or any of our affiliates:

●	Engages in intentional misconduct resulting in a financial restatement or in any increase in his or her incentive or equity income, or

●	Engages in activity that competes with the Company or its affiliated companies, or

●	Solicits customers or hires or assists anyone else in soliciting or hiring employees of the Company or its affiliates after termination of employment or engages in the unauthorized disclosure or use of the Company’s confidential information resulting in harm to the Company or its affiliates, in any case in violation of agreements entered into by such employee prohibiting such actions.

“Recoverable Compensation” is defined to include any equity and incentive compensation received, earned or distributed to or for the benefit of an executive or senior officer, including amounts and shares under any equity or compensation plan or employment agreement. The Clawback Policy specifies that to the extent compensation is recovered from an individual as a result of a financial restatement such amounts will be excluded from “Recoverable Compensation.”

As supplemented, the Clawback Policy also provides in the event the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under the federal securities laws, the Board shall require prompt reimbursement or forfeiture of any excess Incentive-Based Compensation, as defined in the Supplemental Clawback Policy, received by a Company executive during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement, in addition to any transition period (that results from any change in the Company’s fiscal year) within or immediately following such three completed fiscal years.

Recoupment and clawback provisions are included in all equity awards and performance compensation plan agreements for certain participants. The Clawback Policy does not prevent us from taking other actions as appropriate, if warranted, based on the misconduct outlined above.

A clickable link to the Clawback Policy, including the 2023 Supplement, is located at Exhibits 97.1 and 97.2 in the Exhibit Index to our 2025 Annual Report on Form 10-K on file with the SEC.

During fiscal 2025, there was no financial restatement which would have required action under the Clawback Policy to recover any Recoverable Compensation, and at the end of fiscal 2025 there was no outstanding balance of Recoverable Compensation resulting from a financial restatement in any prior year.

40 ESCO Technologies Inc.	Proxy Statement

2025 SUMMARY COMPENSATION TABLE

The following table contains compensation information for fiscal 2025 and the preceding two fiscal years for all services rendered in all capacities to the Company and its subsidiaries by the executive officers.

						Change in Pension Value & Nonqualified
					Non-Equity	Deferred
	Fiscal			Stock	Incentive Plan	Compensation	All Other
Name	Year	Salary	Bonus	Awards (1)	Compensation(2)	Earnings	Compensation(3)	Total
Bryan H. Sayler	2025	$830,500	$0	$3,052,886	$1,661,000(4)	$0	$41,753	$5,586,139
Chief Executive Officer	2024	$755,000	$0	$1,651,551	$674,819	$0	$30,690	$3,112,060
and President	2023	$621,125(5)	$0	$1,492,717	$947,375	$0	$586,424	$3,647,641
Christopher L. Tucker	2025	$616,500	$0	$871,350	$801,400	$0	$26,913	$2,316,163
Senior Vice	2024	$598,500	$0	$654,600	$347,688	$0	$26,995	$1,627,783
President and Chief	2023	$570,000	$0	$845,059	$410,300	$0	$113,274	$1,938,633
Financial Officer
David M. Schatz	2025	$426,100	$0	$481,650	$426,200	$0	$32,919	$1,366,869
Senior Vice President,	2024	$405,800	$0	$333,039	$181,352	$0	$31,009	$951,200
General Counsel and Secretary	2023	$394,000	$0	$308,530	$193,600	$0	$33,342	$929,472

1	Represents the aggregate grant date fair values of equity-based awards based on the fair market value of the underlying Common Stock on the respective grant dates as calculated in accordance with applicable accounting rules. Such amounts do not represent the actual value that will be realized by the executive officers at the time of distribution. Awards shown are grants of time-vested RSUs and performance-based PSUs to Mr. Sayler, Mr. Tucker and Mr. Schatz. For more information, see Principal Elements of Compensation – Long-Term Equity Incentive Compensation in the Compensation Discussion and Analysis section, and Grants of Plan-Based Awards, below.

2	Reflects the performance-based cash awards earned for the fiscal year indicated under the PCP. These awards were paid out in the following fiscal year. For more information, Principal Elements of Compensation – Cash Incentive Plans in the Compensation Discussion and Analysis section, and Grants of Plan-Based Awards, below.

3	Comprised of the amounts provided in the table below:

Name	Fiscal Year	Defined Contribution Savings Plan Company Contributions(a)	Employee Stock Purchase Plan Company Contributions(b)	Dividend Equivalents Paid on RSUs	Perquisites and Other(c)	Total
Bryan H. Sayler	2025	$14,000	$0	$2,012	$25,741	$41,753
Chief Executive Officer	2024	$13,800	$0	0	$16,890	$30,690
and President	2023	$14,954	$1,648	0	$569,822	$586,424
Christopher L. Tucker	2025	$14,000	$230	$800	$11,883	$26,913
Senior Vice President and	2024	$13,800	$5,979	0	$7,216	$26,995
Chief Financial Officer	2023	$13,200	$5,691	0	$94,383	$113,274
David M. Schatz	2025	$12,455	$6,070	$412	$13,982	$32,919
Senior Vice President,	2024	$12,123	$6,008	0	$12,878	$31,009
General Counsel and Secretary	2023	$13,281	$6,350	0	$13,711	$33,342

(a)	See Pension Benefits on page 38.

(b)	The Company matches 20% of employees’ contributions to its Employee Stock Purchase plan.

(c)	Includes financial planning and premiums for group variable universal life (GVUL) insurance which the Company offers to a number of senior managers at ESCO and its participating subsidiaries. Mr. Sayler’s figure for 2023 includes compensation of $538,495 for reimbursement of moving expenses related to his transition to CEO, and a country club initiation fee which the Company had agreed to pay at the time Mr. Sayler commenced his employment. Mr. Tucker’s figure for 2023 includes $88,000 as the personal portion of a country club initiation fee which the Company had agreed to pay at the time Mr. Tucker commenced his employment. For more information, see Other Compensation Elements – Perquisites in the Compensation Discussion and Analysis section.

(4)	Mr Sayler elected to defer 10% of this amount. See Deferred Compensation Plan for Selected Employees on page 38.

(5)	Upon becoming an executive officer Mr. Sayler, who was previously a management official of the Company, received an increase in his annualized salary from $339,500 to $715,000, prorated based on his days of service in each position.

Proxy Statement	ESCO Technologies Inc. 41

2025 GRANTS OF PLAN-BASED AWARDS

The following table provides information for fiscal 2025 for the executive officers regarding cash incentive awards under our PCP and awards of RSUs and PSUs under the 2018 Omnibus Incentive Plan. See Principal Elements of Compensation – Cash Incentive Plans and – Long-Term Equity Incentive Compensation in the Compensation Discussion and Analysis section.

		Estimated future payouts under non equity incentive plan awards(1)			Estimated future payouts under equity incentive plan awards(2)			All other stock awards:	All other option awards: Number	Exercise or	Grant date fair value
Name	Grant date	Threshold (0.5x Target)	Target	Maximum (2.0X Target)	Threshold (0.3x Target)	Target	Maximum (2.0X Target)	Number of shares of stock(3)	of securities underlying options	base price of option awards	of stock and option awards(4)
Bryan	11/7/2024	$415,250	$830,500	$1,661,000	–	–	–	–	–	–	–
H. Sayler	11/7/2024	–	–	–	7,263	14,526	29,052	–	–	–	$2,176,576
	11/7/2024	–	–	–	–	–	–	6,226	–	–	876,310
Christopher	11/7/2024	$200,350	$400,700	$801,400	–	–	–	–	–	–	–
L. Tucker	11/7/2024	–	–	–	2,073	4,146	8,292	–	–	–	$621,237
	11/7/2024	–	–	–	–	–	–	1,777	–	–	250,113
David	11/7/2024	$106,550	$213,100	$426,200	–	–	–	–	–	–	–
M. Schatz	11/7/2024	–	–	–	1,146	2,292	4,584	–	–	–	$343,433
	11/7/2024	–	–	–	–	–	–	982	–	–	138,217

1	Represent the threshold, target and maximum cash incentive opportunities awarded for fiscal 2025 under the PCP. If performance according to a specific performance measure is less than that necessary to achieve the threshold payout, the payout will be zero for that measure. Actual amounts earned were based on fiscal 2025 results and are reported in the column captioned Non Equity Incentive Plan Compensation in the Summary Compensation Table; these amounts were paid out in fiscal 2026. For more information, see Principal Elements of Compensation – Cash Incentive Plans in the Compensation Discussion and Analysis section.

2	Represent the threshold, target and maximum equity incentive opportunities for the PSUs awarded for fiscal 2025 under the Company’s Long-Term Incentive Compensation program. If performance according to a specific performance measure is less than that necessary to achieve the threshold payout, the payout will be zero for that measure. The actual incentive payout will be in shares of common stock based on Company performance over a three-year performance period and will not be determinable until after the close of the performance period. For more information, see Principal Elements of Compensation – Long-Term Equity Incentive Compensation in the Compensation Discussion and Analysis section.

3	These consist of time-vested RSUs vesting in three equal portions approximately 12, 24 and 36 months after the month in which they are granted. For more information, see Principal Elements of Compensation – Long-Term Equity Incentive Compensation in the Compensation Discussion and Analysis section.

4	Based on the fair market value on the grant date of a number of shares of common stock equal to the number of RSUs, or in the case of PSUs, the number of shares corresponding to the Target payout, as calculated in accordance with applicable accounting rules. Such amounts do not represent the actual value that will be realized by the executive officers at the time of distribution.

42 ESCO Technologies Inc.	Proxy Statement

OUTSTANDING EQUITY AWARDS AT FISCAL 2025 YEAR-END

The following table provides information as of the end of fiscal 2025 for our executive officers regarding outstanding equity awards, consisting of unvested RSUs and unvested PSUs. As of the end of fiscal 2025, no executive officer had any outstanding stock option awards, either exercisable or unexercisable.

			Stock Awards
					Number of
					unearned shares,	Market Value of
			Number of shares or	Market value of shares	units or other	unearned shares, units
	Type of		units of stock that	or units of stock that	rights that have not	or other rights that
Name	award	Grant date	have not vested(1)	have not vested(2)	vested (3)	have not vested(2)
Bryan H. Sayler	RSU	5/5/2022	2,805	$ 592,164
	PSU	11/16/2022			4,118	$ 869,351	(3)
	RSU	5/2/2023	4,993	1,054,072		3,595	(4)
	PSU	11/14/2023			3,814	807,309	(3)(4)
	RSU	11/14/2023	5,085	1,073,494		2,848	(4)
	PSU	11/7/2024			7,263	1,535,035	(3)(4)
	RSU	11/7/2024	6,226	1,314,371		1,494	(4)
Christopher	RSU	5/5/2022	4,880	$ 1,030,217
L. Tucker	PSU	11/16/2022			1,642	$ 346,643	(3)
	RSU	2/3/2023	2,507	529,253		2,006	(4)
	RSU	5/2/2023	1,990	420,109		1,433	(4)
	PSU	11/14/2023			1,512	320,045	(3)(4)
	RSU	11/14/2023	2,016	425,598		1,129	(4)
	PSU	11/7/2024			2,073	438,129	(3)(4)
	RSU	11/7/2024	1,777	375,142		426	(4)
David M. Schatz	RSU	5/5/2022	2,384	$ 503,286
	PSU	11/16/2022			851	$ 179,655	(3)
	RSU	5/2/2023	1,032	217,866		743	(4)
	PSU	11/14/2023			769	162,774	(3)(4)
	RSU	11/14/2023	1,026	216,599		575	(4)
	PSU	11/7/2024			1,146	242,207	(3)(4)
	RSU	11/7/2024	982	207,310		236	(4)

1	Each RSU represents the right to receive one share of Company common stock if the recipient remains continuously employed by the Company until the vesting date. RSUs awarded prior to 2023 will vest in their entirety approximately 3 1/2 years after the effective award date, except that Mr. Tucker’s February 3, 2023 RSUs will vest on November 5, 2025. RSUs awarded in 2023 will vest in three equal tranches approximately 18, 30 and 42 months after the effective award date, on the last trading days in November of 2024, 2025 and 2026. RSUs awarded in 2024 will vest in three equal tranches approximately 12, 24 and 36 months after the effective award date, on the last trading days in November of 2025, 2026 and 2027. Vested shares will be issued to the participant (less a number of shares having a value equal to the amount of required tax withholdings) on the following business day.

2	Based on the NYSE closing price of the Company’s common stock of $211.11 on September 30, 2025, the last NYSE trading day of the Company’s 2025 fiscal year.

3	Represents the number and value of the shares issuable if Company performance over the three-year performance period meets the threshold required to earn a minimum non-zero payout for each of two performance components. However, because performance below either threshold will result in a zero payout for that component, the minimum payout is actually zero. The actual payout will not be determinable or estimable until after the close of the performance period. For more information, see Principal Elements of Compensation – Long-Term Equity Incentive Compensation in the Compensation Discussion and Analysis section.

4	Includes cash dividend equivalents accrued on RSUs awarded beginning in fiscal 2023 and on PSUs beginning in fiscal 2024. On each regular quarterly dividend date occurring from the award date to and including the vesting date, the Company accrues for the benefit of the recipient an amount in cash equal to the cash dividend which would have been paid on a number of shares of Company common stock equal to (a) in the case of RSUs, the number of unconverted (unvested) RSUs, and (b) in the case of PSUs, the number of shares corresponding to the target payout. The amount accrued with respect to each vested portion of the award will be paid out in cash at the time that portion of the award is distributed in shares; but, if or to the extent the award does not vest, or is not earned, or for any other reason is not distributed, a like portion of the accrued amount will be cancelled and not paid.

Proxy Statement	ESCO Technologies Inc. 43

2025 OPTION EXERCISES AND STOCK VESTED

The following table sets forth information for our executive officers regarding their stock-based awards which vested during 2025. We have not awarded stock options to our executive officers since 2006, and no stock options were outstanding or were exercised during 2025.

	Stock Awards
Executive Officer	Number of Shares Acquired on Vesting(1)	Value Realized on Vesting (2)
Bryan H. Sayler	9,884	$1,412,014
Christopher L. Tucker	11,113	1,544,349
David M. Schatz	5,459	759,186

1	Consists of shares acquired upon vesting or partial vesting of RSU awards granted in fiscal 2021, 2023, and 2024, and upon vesting of PSU awards granted in fiscal 2022. A number of these shares were withheld in lieu of cash payment of applicable withholding taxes.

2	Fair market value of the shares of Common Stock underlying the vested awards, based on the NYSE closing prices on the respective vesting dates, the value used by the Company for tax and accounting purposes.

PENSION BENEFITS

401(k) Plan

We have not maintained a defined benefit retirement plan since 2020. We offer an Employee Savings Investment Plan, a defined contribution plan under section 401(k) of the Code (401(k) Plan), to substantially all United States employees including our executive officers. The 401(k) Plan provides for a Company cash match at a rate of 100% of the contributions by each employee up to 3% of the employee’s eligible compensation, and 50% of any additional contributions by the employee up to 5% of the employee’s eligible compensation, subject to Code contribution limits. The amounts of the Company’s cash match for the accounts of the executive officers in fiscal years 2023, 2024 and 2025 are listed in footnote (3) to the Summary Compensation Table, under the heading Defined Contribution Savings Plan Company Contributions.

EMPLOYMENT AGREEMENTS

We have written employment and compensation agreements with each of our executive officers. The agreements provide for a base salary, which is subject to annual review by the Compensation Committee but may not be decreased, and an annual cash incentive opportunity in accordance with our cash incentive program. The executive officers are entitled to participate in LTI awards and other compensation programs as determined by the Compensation Committee, as well as in all Company employee benefit programs applicable to senior executives, and the Company agrees to provide certain perquisites, including financial planning and outplacement assistance.

The agreements provide that following an initial term (which in each case has now elapsed), they will automatically renew for successive one-year periods unless a specified notice of non-renewal is given by the Company or the executive.

The agreements give each party certain termination rights, with post-termination compensation and benefits payable to the executive officer, if any, depending on the reasons for the termination, such as whether the termination is with or without Cause, as defined in the agreements. The following section, Potential Payments Upon Termination or Change in Control, describes the compensation and benefits payable to the current executive officers upon termination of their employment for various reasons.

44 ESCO Technologies Inc.	Proxy Statement

The employment agreements prohibit the executives from disclosing confidential information or trade secrets concerning the Company, and for a period of two years from soliciting employees of the Company and from soliciting customers or distributors of the Company. The agreements also require the executive officers to provide limited consulting services on an as-requested basis following termination.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Payments/Benefits Upon Change in Control

Severance Plan

We have established a Severance Plan covering the executive officers. Under the Plan, following an occurrence of a Change of Control as defined in the Severance Plan (see Other Compensation Elements – Severance Plan in the Compensation Discussion and Analysis section), each of the executive officers will be entitled to be employed by the Company for a period of three years following the Change of Control, unless terminated earlier in accordance with the Severance Plan. During this employment period the executive officer will: (i) be paid a minimum base salary equal to his or her base salary prior to the Change of Control, (ii) be paid a minimum annual bonus equal to the latest target cash incentive opportunity approved by the Compensation Committee prior to the effective date of the Change of Control (the “Current Cash Incentive Target”), (iii) continue to receive the employee benefits to which he or she was entitled prior to the Change of Control, and (iv) receive annually the value (determined as described under Incentive Plan Awards below) of the last LTI awards issued to him or her prior to the Change of Control, which value may be paid either in cash or in publicly traded stock of the entity which acquired the Company in the Change of Control.

If we terminate the executive officer’s employment during this three-year employment period other than for death, disability or Cause as defined in the Severance Plan, or if the executive officer terminates his or her employment during the employment period following certain specified actions by us (Good Reason), such as materially failing to comply with the provisions of the Severance Plan, a material diminution in his or her authority, duties or responsibilities or base salary, or requiring him or her to relocate, he or she will be entitled to receive, among other things, a cash lump sum equal to the aggregate of (i) any unpaid current base salary, (ii) a bonus equal to the Current Cash Incentive Target, prorated for a partial year, and (iii) an amount calculated by multiplying two times the sum of the current annual base salary and the Current Cash Incentive Target. In addition, he or she will receive the continuation of his or her employee benefits for two years.

We may amend the Severance Plan, but no amendment adverse to the rights of an executive officer will be effective unless we have given the executive officer notice of the amendment at least one year before a Change of Control occurs.

Proxy Statement	ESCO Technologies Inc. 45

Long-Term Incentive Plan Awards

The terms of our RSU and PSU awards in effect at September 30, 2025 provide that upon a Change of Control (defined in the awards substantially the same as in the Severance Plan) the awards will be assumed by the acquirer or successor entity and converted to an equivalent agreement. If for any reason the awards will not or cannot be assumed, they will be paid out in cash.

Payments/Benefits Upon Death or Disability

If the executive officer’s employment were to be terminated because of death or disability, under the executive officer’s employment agreement with the Company the executive officer (or his or her beneficiaries) would receive benefits under the Company’s disability plan or the Company’s life insurance plans, as applicable.

With respect to RSU and PSU awards in effect at September 30, 2025, the Committee may, in its sole discretion, make full, pro-rata, or no share distributions, as it may determine, to an executive officer in the event of disability, or to the executive officer’s surviving spouse or beneficiary in the event of death.

Payments/Benefits Upon Termination by the Employee With Good Reason or by the Company Without Cause

The executive officers’ employment agreements provide that if we were to terminate the executive officer’s employment prior to a Change of Control other than for cause, death or disability or if the executive officer were to resign following certain actions by us defined in the agreements as “Good Reason,” including our materially failing to comply with the agreement, materially reducing the executive’s responsibilities or requiring the executive to relocate, we would be required to continue to pay the executive officer’s base salary and cash incentive for two years following termination; however, the executive officer could elect to receive each of these payments in a lump sum on or about March 15 of the calendar year following the calendar year in which the termination occurs. In addition, certain employee benefits would continue after the termination, the executive officer’s accelerated but unvested RSU and PSU awards would become fully vested and the underlying shares would be distributed, subject to and in accordance with the terms of the Omnibus Plan. These payments and benefits would be conditioned upon the executive officer not soliciting our employees, customers or distributors for a period of two years after termination. In addition, the executive officer would be required to execute our standard severance agreement and release.

Payments/Benefits Upon Termination by the Employee Without Good Reason

If the executive officer were to resign without Good Reason, the executive officer would not be entitled to payment of continued compensation or benefits, and all outstanding RSU and PSU awards would be forfeited.

Payments/Benefits Upon Termination by the Company for Cause

If we were to terminate the executive officer’s employment for Cause, under the employment agreement the executive officer would not be entitled to payment of continued compensation or benefits, and all outstanding RSU and PSU awards would be forfeited.

46 ESCO Technologies Inc.	Proxy Statement

Incremental Compensation in the Event of Termination as a Result of Certain Events

The following tables reflect the additional compensation and benefits to be provided to the executive officers in the event of a termination of employment at, following, or in connection with a Change of Control or for the other listed reasons. The amounts shown assume that the termination was effective as of the close of business on September 30, 2025, the end of our 2025 fiscal year. No outstanding PSU awards were earned or vested as of September 30, 2025. The actual amounts to be paid would be determinable only at the time of the actual termination of employment.

Bryan H. Sayler

Pay Element	Change in Control	Death	Disability	Termination by Employee for Good Reason or by Employer Without Cause	Termination by Employee Without Good Reason	Termination by Employer for Cause
Cash Compensation
Base salary	$0	$0	$207,625(1)	$1,661,000(2)	$0	$0
Cash incentive	830,500(3)	0	0	2,491,500(4)	0	0
Severance payment	3,322,000(5)	0	0	0	0	0
Total Cash Compensation	$4,152,500	$0	$207,625	$4,152,500	$0	$0
Long-Term Equity Incentive Awards
RSUs and PSUs	10,471,585(6)	0	0	0	0	0
Total Awards	$10,471,585	$0	$0	$0	$0	$0
Total Direct Compensation	$14,624,085	$0	$207,625	$4,152,500	$0	$0
Benefits (7)
Broad-based benefits	$70,971	$0	$0	$7,812	$0	$0
Pension benefits	0	0	0	0	0	0
Other executive benefits/perquisites	$16,000	0	0	28,000	0	0
Total Benefits	$86,971	$0	$0	$35,812	$0	$0
Total Incremental Compensation	$14,711,056	$0	$207,625	$4,188,312	$0	$0

Christopher L. Tucker

Pay Element	Change in Control	Death	Disability	Termination by Employee for Good Reason or by Employer Without Cause	Termination by Employee Without Good Reason	Termination by Employer for Cause
Cash Compensation
Base salary	$0	$0	$154,125(1)	$1,233,000(2)	$0	$0
Cash incentive	400,700(3)	0	0	1,202,100(4)	0	0
Severance payment	2,034,400(5)	0	0	0	0	0
Total Cash Compensation	$2,435,100	$0	$154,125	$2,435,100	$0	$0
Long-Term Equity Incentive Awards
RSUs and PSUs	4,997,470(6)	0	0	0	0	0
Total Awards	$4,997,470	$0	$0	$0	$0	$0
Total Direct Compensation	$7,432,570	$0	$154,125	$2,435,100(4)	$0	$0
Benefits (7)
Broad-based benefits	$90,452(6)	$0	$0	$11,987	$0	$0
Pension benefits	0	0	0	0	0	0
Other executive benefits/perquisites	$12,000	0	0(1)	26,000	0	0
Total Benefits	$102,452	$0	$0	$37,987	$0	$0
Total Incremental Compensation	$7,535,023	$0	$154,125	$2,473,087	$0	$0

Proxy Statement	ESCO Technologies Inc. 47

David M. Schatz

Pay Element	Change in Control	Death	Disability	Termination by Employee for Good Reason or by Employer Without Cause	Termination by Employee Without Good Reason	Termination by Employer for Cause
Cash Compensation
Base salary	$0	$0	$106,525(1)	$852,200(2)	$0	$0
Cash incentive	213,100(3)	0	0	639,300(4)	0	0
Severance payment	1,278,400(5)	0	0	0	0	0
Total Cash Compensation	$1,491,500	$0	$106,525	$1,491,500	$0	$0
Long-Term Equity Incentive Awards
RSUs and PSUs	$2,317,851	0	0	0	0	0
Total Awards	$2,317,851	$0	$0	$0	$0	$0
Total Direct Compensation	$3,809,351	$0	$106,525	$1,491,500	$0	$0
Benefits (7)
Broad-based benefits	$95,020	$0	$0	$11,987	$0	$0
Pension benefits	0	0	0	0	0	0
Other executive benefits/perquisites	$12,000	0	0	26,000	0	0
Total Benefits	$107,020	$0	$0	$37,987	$0	$0
Section 280G Reduction(8)	(472,514)	0	0	0	0	0
Total Incremental Compensation After Reduction	3,443,857	$0	$106,525	$1,529,487	$0	$0

Footnotes to the Above Three Tables

1	Represents three months’ base salary, which we have the discretion to provide to the executive officers in order to cover the waiting period under our group long-term disability insurance policy.

2	As calculated under the terms of the executive officer’s employment agreement. The amount shown represents the annual base salary in effect at September 30, 2025 multiplied by two.

3	As calculated under the terms of the Severance Plan. The amount shown is in lieu of any annual cash incentive for fiscal 2025 which would have otherwise been paid except for the termination.

4	As calculated under the terms of the executive officer’s employment agreement.

5	As calculated under the terms of the Severance Plan.

6	Represents the value of shares that would be distributed upon the occurrence of a change in control and in the event the awards are not assumed by the successor company, based on the average NYSE closing price of our common stock of $211.56 for the ten trading days preceding and including September 30, 2025, the last trading day of our 2025 fiscal year, pursuant to the Severance Plan and the award agreements. These amounts would become payable to the executive officer even if the officer’s employment were not terminated in connection with the change in control. See Payments/ Benefits Upon Change in Control – Long-Term Incentive Plan Awards on page 46.

7	The amounts shown represent the projected cost to continue benefits in accordance with the executive officer’s employment agreement and the provisions of the Severance Plan. Included in Total Benefits are broad-based benefits (health insurance, life and disability premiums) and financial planning. In the case of “Termination by Employee for Good Reason or by Employer Without Cause,” Total Benefits also include an estimated outplacement fee of $20,000.

8	Under Internal Revenue Code Section 280G, certain payments made to an executive officer in the event of a Change in Control are subject to a “golden parachute” excise tax under Code section 4999. The Severance Plan provides that if any compensation paid to the executive officer upon a Change in Control causes this excise tax to be imposed, the compensation would be reduced if and to the extent that the reduction would create a more favorable net-after-tax benefit to the executive officer. Based on the calculations prescribed under section 280G as applied to the amounts shown in the table, the executive officer would be subject to this excise tax in the event of a Change in Control, and therefore the officer’s compensation would be reduced by the amount shown.

48 ESCO Technologies Inc.	Proxy Statement

PAY RATIO DISCLOSURE

CEO Pay Ratio

Pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the implementing regulations of the SEC, we are providing the following information about the relationship between the total annual compensation of our CEO, Mr. Sayler, and the median total annual compensation of our employees.

As reported in the Summary Compensation Table on page 41, Mr. Sayler’s 2025 total annual compensation was $5,586,139. The 2025 median total annual compensation of all of our employees who were employed as of August 1, 2025 (the Determination Date), other than Mr. Sayler, was $71,384, resulting in a pay ratio of 78:1.

Calculation Methodology

As of the Determination Date, our total worldwide employee population consisted of 3,468 employees, excluding the CEO. This included all full-time, part-time and temporary employees as well as employees on leaves of absence. Although the SEC regulations permit companies to exclude a limited number of non-U.S. employees, we did not use this exclusion.

The SEC regulations require the identification of the median compensated employee using a “Consistently Applied Compensation Measure” (CACM). The CACM used consisted of base salary or wages, overtime, target bonus and commissions as of the Determination Date. This compensation was annualized to cover the full 2025 fiscal year, as was the compensation of new hires. For international employees, their compensation was converted to U.S. dollars using the applicable foreign exchange rate as of the Determination Date.

After identifying the median compensated employee, that employee’s total annual compensation was calculated consistent with the methodology used for determining the CEO’s total annual compensation for the Summary Compensation Table.

The pay ratio reported above is our reasonable estimate calculated in a manner consistent with SEC regulations and the methodology described above. However, the SEC rules for identifying the median compensated employee and calculating the pay ratio allow companies to adopt a variety of methodologies, to apply exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices and employee populations. Other companies may calculate their pay ratio using a methodology or estimates and assumptions which differ from those we used. Therefore, the pay ratio reported above may not be comparable to the pay ratio reported by other companies, including those in our peer group.

Proxy Statement	ESCO Technologies Inc. 49

PAY VERSUS PERFORMANCE

Overview

In accordance with the “Pay Versus Performance” rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing the following information about the relationship between compensation actually paid to our executive officers and certain Company financial performance metrics for the fiscal years listed below using a methodology that has been prescribed by the SEC.

								Value of Initial Fixed $100 Investment Based On:
Fiscal Year	Summary Compensation Table Total for First PEO(1)	Summary Compensation Table Total for Second PEO(2)	Compensation Actually Paid to First PEO(1)(4)	Compensation Actually Paid to Second PEO(2)(4)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(3)(4)	Total Shareholder Return (TSR)	Peer Group TSR(5)	Company Net Income	Earnings per Share (EPS)(6)
2025	$5,586,139	N/A	$11,583,180	N/A	$1,841,516	$3,878,289	$266.11	$251.75	$116,300,000	$5.54
2024	3,112,060	N/A	4,065,021	N/A	1,289,492	1,874,523	162.23	220.60	101,881,000	4.18
2023	3,647,641	2,677,153	4,225,234	2,306,171	1,434,053	1,862,816	130.97	164.32	92,545,000	3.70
2022	N/A	5,452,715	N/A	5,361,519	1,428,876	1,405,968	91.77	126.99	82,320,000	3.21
2021	N/A	4,161,742	N/A	3,230,464	1,039,962	1,215,051	95.91	146.65	63,496,000	2.59

Adjustments to Determine Compensation Actually Paid to Current CEO (PEO 1)

Current CEO	2021	2022	2023	2024	2025
SCT Total Compensation	N/A	N/A	$3,647,641	$3,112,060	$5,586,139
Less Equity Award Values Reported in SCT	–	–	(1,492,717)	(1,651,551)	(3,052,886)
Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year	–	–	1,700,271	2,006,282	4,865,106
Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years	–	–	325,125	622,595	4,047,645
Plus Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	–	–	0	0	0
Plus Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	–	–	44,914	(24,366)	137,176
Less Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	–	–	0	0	0
Plus Dividends or Other Earnings Paid on Stock Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	–	–	0	0	0
Compensation Actually Paid (CAP)	N/A	N/A	$4,225,234	$4,065,021	$11,583,180

50 ESCO Technologies Inc.	Proxy Statement

Adjustments to Determine Compensation Actually Paid to Former CEO (PEO 2)

Former CEO	2021	2022	2023	2024	2025
SCT Total Compensation	$4,161,742	$5,452,715	$2,677,153	N/A	N/A
Less Equity Award Values Reported in SCT	(2,462,845)	(2,963,694)	(1,499,967)	–	–
Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year	1,714,174	2,813,301	0	–	–
Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years	(182,607)	(159,075)	338,042	–	–
Plus Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	0	0	1,786,685	–	–
Plus Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	0	218,272	1,015,817	–	–
Less Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	0	0	(2,011,558)	–	–
Plus Dividends or Other Earnings Paid on Stock Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	0	0	0	–	–
Compensation Actually Paid (CAP)	$3,230,464	$5,361,519	$2,306,171	N/A	N/A

Proxy Statement	ESCO Technologies Inc. 51

Adjustments to Determine Compensation Actually Paid to Non-PEO NEOs

Average Compensation	2021	2022	2023	2024	2025
SCT Total Compensation	$1,039,962	$1,428,876	$1,434,053	$1,289,492	$1,841,516
Less Equity Award Values Reported in SCT	(257,270)	(543,430)	(576,795)	(493,819)	(676,500)
Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year	179,064	517,034	645,518	599,886	1,078,079
Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years	(23,168)	(15,413)	332,101	493,583	1,552,156
Plus Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	0	0	0	0	0
Plus Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	276,464	18,900	27,940	(14,618)	83,039
Less Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	0	0	0	0	0
Plus Dividends or Other Earnings Paid on Stock Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	$0	$0	$0	0	0
Compensation Actually Paid (CAP)	$1,215,051	$1,405,968	$1,862,816	$1,874,523	$3,878,289

1	Bryan H. Sayler has served as the Company’s PEO (Principal Executive Officer) since the second quarter of fiscal 2023.

2	Victor L. Richey served as the Company’s PEO during fiscal 2021, fiscal 2022 and the first quarter of fiscal 2023.

3	The Company’s non-PEO executive officers for fiscal 2022 through 2025 were Christopher L. Tucker, Senior VP & CFO, and David M. Schatz, Senior VP, General Counsel & Secretary. In fiscal 2021, Mr. Tucker succeeded Gary E. Muenster as an executive officer, and Mr. Schatz succeeded Alyson S. Barclay as an executive officer. Accordingly, there were two persons serving as non-PEO executive officers at all times during these years.

4	The following amounts were deducted from or added to Summary Compensation Table total compensation in accordance with the SEC-mandated adjustments to calculate Compensation Actually Paid to our principal executive officer (PEO) and the average Compensation Actually Paid to our non-PEO executive officers. The fair value of equity awards was determined using methodologies and assumptions developed in a manner substantively consistent with those used to determine the grant date fair value of such awards. In calculating the year-end fair values of equity awards, the assumptions made did not differ materially from the assumptions made in calculating the grant date fair values of such awards.

5	The Peer Group TSR set forth in this table utilizes the S&P SmallCap 600 Industrials Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended September 30, 2025. The comparison assumes $100 was invested for the period starting September 30, 2021 through the last day of the subsequent fiscal years, in the Company and in the S&P SmallCap 600 Industrials Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.

6	We determined EPS to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and the other executive officers in 2025. This performance measure may not have been the most important financial performance measure for one or more of fiscal years 2021 through 2024 and we may determine a different financial performance measure to be the most important financial performance measure in future years.

52 ESCO Technologies Inc.	Proxy Statement

Pay Versus Performance Relationships

CAP vs. Net Income (Loss)

CAP vs. Adjusted EPS

Proxy Statement	ESCO Technologies Inc. 53

CAP vs. TSR

Tabular List of Most Important Financial Performance Measures

The following table presents the financial performance measures that the Company considers to have been the most important in linking 2025 Compensation Actually Paid to our PEO and the non-PEO NEOs to Company performance, due to their use in the PCP and the PSU awards. More information about each of these measures, including why the Company uses these measures and how they are calculated with respect to applicable compensation plans, is included in the Compensation Discussion and Analysis section of this Proxy Statement. The measures in this table are not ranked.

Adjusted EPS
Adjusted Cash Flow from Operating Activities
EBITDA
Return on Invested Capital (ROIC)
Total Shareholder Return (TSR)

54 ESCO Technologies Inc.	Proxy Statement

Proposal 3:
APPROVAL OF AMENDMENT TO THE COMPANY’S
EMPLOYEE STOCK PURCHASE PLAN

The Board of Directors recommends a vote FOR this Proposal.

The Company’s Board of Directors has declared it to be advisable and in the best interests of the Company and its shareholders, and therefore recommends that the shareholders approve, an amendment to Section 7(b) of the Company’s Employee Stock Purchase Plan, as described below (the “Proposed Amendment”).

PRINCIPAL FEATURES OF THE PLAN

The Plan was adopted by the Board of Directors of the Company on April 28, 1992. It has been amended and restated numerous times, most recently in November 2024. The purpose of the Plan is to provide a convenient method by which eligible employees of the Company and its designated domestic subsidiaries, who choose to do so, may purchase shares of the Company’s common stock. The administrator and Trustee of the Plan is Computershare, Inc., which is also the Company’s transfer agent. All costs and expenses of administering the Plan, including the fees of the Trustee, are paid by the Company.

Eligibility and Participation

All current and future employees of the Company and its current domestic and Canadian subsidiaries are eligible to participate in the Plan. A subsidiary hereafter acquired by the Company may elect to permit its employees to participate in the Plan subject to the approval of the Company’s Chief Executive Officer or any other Senior Corporate Officer of the Company to whom the Chief Executive Officer has delegated such authority.

Participation in the Plan is entirely voluntary. Upon written application by any eligible employee to the Trustee, on a Company-approved form, the Trustee will open a Plan account for the employee. Eligible employees for whom accounts are opened and maintained in accordance with the terms of the Plan are referred to as “participants”.

Contributions by Participants

Participants may make contributions to the Plan only through payroll deductions. By completing and submitting a Company-approved form, participants may authorize the Company to make deductions from their “Compensation” as defined in the Company’s 401(k) Plan, which generally includes all cash compensation but excludes payments under stock-based plans, severance payments, reimbursements and payments more than 2 1/2 months after termination of employment or the end of the plan year, to be applied to the purchase of Company common stock under the terms of the Plan. Deductions authorized for such purpose must be whole percentages of eligible compensation, not less than one percent (1%) nor more than ten percent (10%).

A participant may cease making contributions to the Plan at any time, but the shares allocated to the participant’s account will remain in the Plan until they are withdrawn by the participant; however, if the participant later wishes to resume making contributions to the Plan the participant must complete a new Plan Participation/Election Form.

As of September 30, 2025 the Trustee held a total of approximately 128,154 shares of Company common stock in the Plan for a total of 838 participant accounts, of whom 630 were active participants with payroll deduction elections currently in effect.

Proxy Statement	ESCO Technologies Inc. 55

Purchase and Allocation of Shares

The Company forwards the participants’ payroll deduction contributions, together with the Company’s matching contributions described below, to the Trustee monthly, and the Trustee uses the contributions to purchase shares of Company common stock. Brokerage costs incurred in the purchase are charged pro rata to the participants’ accounts and increase the participants’ cost basis in their shares.

The Trustee may purchase shares either on the open market or in private transactions, but no private transactions may be at a price greater than the then-market price on the New York Stock Exchange. Following each stock purchase, the Trustee allocates the purchased shares to the participants’ accounts pro rata according to their respective contributions to the purchase price. The Trustee may not purchase shares from the Company.

Withdrawal from the Plan; Sale of Shares

A participant may from time to time elect to withdraw a number of whole shares from the participant’s account, in which case the shares are transferred to an individual account in the name of the participant, to the participant’s brokerage account, or otherwise as the Company may permit. Alternatively, the participant may request the Trustee to sell a number of whole shares in the participant’s account and remit the cash proceeds to the participant, less any commission charged by the Trustee.

Company Matching Contributions

Section 7(b) of the Plan permits the Company to make matching contributions to the Plan in cash up to a maximum of 20% of the employees’ contributions. These matching contributions are used by the Trustee to purchase additional shares, which are allocated proportionately to the participants’ accounts as described above. Since 2004, the match percentage has been the maximum of 20%. Matching contributions allocated to a participant’s account constitute taxable income to the participant and are deductible by the Company as a compensation expense. In fiscal 2025, the Company made pre-tax contributions of approximately $1,098,000 to the Plan to match approximately $5,490,000 in employee contributions. However, because future Company matching contributions are dependent on the number of participants and their individual elections as well as approval of the proposed increase in the maximum number of matching shares, and because the value of a participant’s Plan account depends on the value of the underlying Company common stock, the future amounts or value which any individual or group of employees may receive under the Plan is not determinable.

Current Limitation; Effect

In 2003 the Plan was amended to place a cap of 200,000 on the total number of shares which could be purchased thereafter with Company matching contributions; as a result, the Company must periodically seek approval from its shareholders to increase the number of shares that can be purchased with Company matching contributions. At the February 2019 Annual Meeting, the Company’s shareholders overwhelmingly approved an increase in the cap to the current number of 275,000 shares.

As of September 30, 2025 a total of 255,014 shares had been purchased after 2003 with Company matching contributions, of which 16,077 shares had been purchased in the previous 24 months. The Company estimates that, based on current employee participation rates and Company stock prices, the 275,000 share cap may be reached some time during fiscal 2027, at which time, unless the cap is increased as proposed by the Proposed Amendment, the Company will not be able to make further matching cash contributions to the Plan for the purchase of Company stock. The Company believes that this would greatly diminish the incentive for employees to participate in the Plan and thereby reduce the alignment between the interests of the Company and its employees created by employee ownership of Company shares.

56 ESCO Technologies Inc.	Proxy Statement

DESCRIPTION OF THE PROPOSED AMENDMENT

Purpose and Text of the Amendment

The Proposed Amendment would amend Section 7(b) of the Plan to increase the number of Company shares which may be purchased with Company matching contributions from 275,000 to 350,000, an increase of 75,000 shares which is the same number as approved in 2019. As in the current Plan, this number is subject to adjustment to reflect stock dividends, stock splits, reverse stock splits and similar matters occurring after the date of the Meeting that affect the number of outstanding shares of Common Stock. The text of the Proposed Amendment is as follows (deletions are in red and lined out, and additions are in blue, in bold font and underlined):

“(b) At the discretion of a Senior Corporate Officer of the Company, the Company or a participating subsidiary may contribute in cash an amount not to exceed twenty percent (20%) of the amounts contributed by participants employed by it or its division or subsidiaries. The Company’s contribution amounts may be separately determined for each of its subsidiaries or divisions. Amounts contributed by the Company or a subsidiary under this Section 7(b) shall be considered as additional compensation to the participants for purposes of applicable income and employment taxes. Commencing October 15, 2003, the total number of shares of Common Stock that may be purchased under the Plan with the Company’s contribution amounts shall not exceed ~~two hundred seventy-five thousand (275,000)~~ three hundred fifty thousand (350,000) shares, which number shall be adjusted to reflect stock dividends, stock splits, reverse stock splits and similar matters occurring after ~~February 5, 2019~~ the date of the 2026 Annual Meeting that affect the number of outstanding shares of Common Stock.”

A complete copy of the Plan, restated to include the proposed Amendment and to update various references to the effective date of the most recent amendment, is set forth as Appendix A to this Proxy Statement.

Rationale for the Amendment

The Company views the Plan as an important vehicle for Company employees to acquire and hold shares of the Company’s common stock, and thereby more closely align employees’ interests with those of the Company. The cost to the Company of providing the 20% match is approximately $1.1 million per year at current participation rates. Accordingly, Management believes that the Company match offers an important incentive to employees to participate in the Plan at a reasonable cost to the Company, and that its employees’ participation in the Plan would be adversely affected if the Company were no longer able to provide the match.

The Company estimates that, based on the current participation rate and stock price and the possibility of an increasing eligible employee base, the proposed increase will be sufficient to permit Company matching contributions to be made for at least another eight years, through fiscal 2034, at which time it would again seek shareholder approval if it intends to continue the match.

No Dilution

Because the Plan purchases only previously-issued Company shares, and may not purchase shares from the Company, the purchase of shares by the Plan does not increase the number of shares outstanding and therefore does not dilute the interests of the Company’s shareholders, regardless of whether the shares are purchased with employee contributions or with Company matching contributions.

Approval; Effect of Failure to Approve

The Proposed Amendment will become effective upon its approval at the Meeting by a majority of the shares voting on the matter. If the Proposed Amendment is not approved by the requisite vote, then it will not become effective and the number of Company shares that may be purchased under the Plan with the Company’s contribution amounts will remain at its current limit of 275,000 shares. When this limit is reached, most likely during fiscal 2027, the Company will no longer be able to make further matching contributions to the Plan.

Proxy Statement	ESCO Technologies Inc. 57

OTHER EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes certain information regarding shares of Company common stock that may be issued by the Company pursuant to its equity compensation plans existing as of September 30, 2025; it does not include any shares which may be purchased on the open market under the Employee Stock Purchase Plan, as described above:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)(1)
Equity compensation plans approved by security holders(2)	218,667(3)	N/A(4)	808,103(5)
Equity compensation plans not approved by security holders(6)	68,493	N/A(4)	21,316
Total	287,160	N/A(4)	829,419

1	The number of shares is subject to adjustment for future changes in capitalization by stock splits, stock dividends and similar events. Does not include shares that may be purchased on the open market pursuant to the Company’s Employee Stock Purchase Plan (ESPP). Under the ESPP, participants may elect to have up to 10% of their current salary or wages withheld and contributed to one or more independent trustees for the purchase of shares. At the discretion of an officer of the Company, the Company or a domestic subsidiary or division may contribute cash in an amount not to exceed 20% of the amounts contributed by participants; however, as of September 30, 2025 the total number of shares purchased with the Company’s matching contributions after October 15, 2003 may not exceed 275,000. As of September 30, 2025, 667,036 shares had been purchased with the Company’s matching funds of which 255,013 were purchased after October 15, 2003.
2	Consists of the Company’s 2018 Omnibus Incentive Plan (Omnibus Plan).

3	Represents shares issuable under the Omnibus Plan (i) upon vesting of stock-based awards granted under the Omnibus Plan or (ii) upon distribution of vested shares held by directors who have made an election to defer their receipt of stock-based compensation issuable under the Omnibus Plan. Includes a number of common stock equivalents representing dividends accrued on unvested and vested deferred shares, which are distributable in common stock along with the underlying shares.

4	The securities outstanding at September 30, 2025 have no exercise price.

5	Represents shares currently available for awards under the Omnibus Plan.

6	Consists of the Company’s Compensation Plan for Non-Employee Directors (Directors Compensation Plan), under which the Company’s non-employee directors were compensated before 2021; since then the directors have been compensated under the Omnibus Plan. As of September 30, 2025, of the 400,000 shares authorized for issuance under the Directors Compensation Plan a total of 310,191 shares had been issued and approximately 68,493 shares had been elected by various directors to be issued on a deferred basis; the remaining 21,316 shares will be used, if at all, only to satisfy dividend accrual rights attached to deferred shares awarded prior to fiscal 2023 under the Directors Compensation Plan; however, all such accruals in fiscal 2025 were charged to the Omnibus Plan. Details of the directors’ compensation, including elective deferrals and dividend accrual rights, are hereby incorporated by reference to the section captioned “Directors Compensation” beginning on page 21.

58 ESCO Technologies Inc.	Proxy Statement

Proposal 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors recommends a vote FOR this Proposal.

The Audit Committee has appointed Grant Thornton LLP (Grant Thornton), an independent registered public accounting firm, as our independent public accounting firm for the fiscal year ending September 30, 2025. We first retained Grant Thornton to audit our consolidated financial statements for fiscal 2022.

Although we are not required to submit the appointment of Grant Thornton to a vote of the shareholders, our Board of Directors believes it is appropriate to request that the shareholders ratify the appointment. If the shareholders do not ratify this appointment by a majority of shares voting at the meeting, the Committee will investigate the reasons for the rejection and will reconsider the appointment. A representative of Grant Thornton is expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so and be available to respond to appropriate questions from shareholders.

PRE-APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES

The Audit Committee has adopted pre-approval policies and procedures requiring the Committee to pre approve all audit and permitted non-audit services to be provided by our independent registered public accounting firm. In accordance with this policy, the Committee has pre-approved and has set specific quarterly limitations on fees for the following categories of services: general accounting and SEC consultation, compliance with pertinent legislation, general taxation matters and tax returns. Services which have not received specific pre-approval by the Committee must receive such approval prior to the rendering of the services.

AUDITOR FEES AND SERVICES

We have incurred the following fees to Grant Thornton, our independent registered public accounting firm for fiscal 2025 and fiscal 2024, for services rendered for each of those years, respectively. All of these fees were pre approved by the Audit Committee.

Fee Category	2025	2024
Audit Fees(1)	$1,799,000	$1,350,000
Audit-Related Fees(2)	0	0
Tax Fees(3)	0	0
All Other Fees(4)	73,316	100,830
Total	$1,872,316	$1,450,830

1	Audit Fees primarily represent amounts paid for the audit of our Consolidated Financial Statements included in our Annual Report to Shareholders, reviews of the quarterly financial statements included in our SEC Forms 10-Q, the performance of statutory audits for certain of our foreign subsidiaries, and services that are normally provided in connection with statutory and regulatory filings for those fiscal years, including expressing an opinion on our internal control over financial reporting.

2	Audit-Related Fees represent amounts paid for assurance and related services that are reasonably related to the performance of the audit or review of financial statements and which are not included in Audit Fees above.

3	Tax Fees represent amounts paid for tax compliance, tax advice and tax planning services.

4	All Other Fees includes amounts paid for out-of-pocket expenses in connection with the audit.

Proxy Statement	ESCO Technologies Inc. 59

AUDIT COMMITTEE REPORT

The Audit and Finance Committee oversees and monitors the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the Company’s system of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited financial statements to be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2025, including a discussion of the quality and the acceptability of the Company’s financial reporting practices and the internal controls over financial reporting.

The Committee reviewed with Grant Thornton, the independent registered public accounting firm which is responsible for expressing opinions on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America and on the Company’s internal control over financial reporting, its judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Committee under auditing standards generally accepted in the United States of America. In addition, the Committee discussed with Grant Thornton its independence from management and the Company, including the impact of any non-audit-related services provided to the Company, the matters in that firm’s written disclosures and the letter from Grant Thornton to the Committee pursuant to the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC regarding the independent accountants’ communications with the Audit Committee concerning independence, and the other matters required by the PCAOB’s Auditing Standards.

Further, the Committee discussed with both the Company’s internal audit executive and Grant Thornton the overall scope and plans for their respective fiscal 2025 audits. The Committee met periodically with the Company’s internal audit executive and representatives of Grant Thornton, with and without management present, to discuss the results of their respective examinations, their respective evaluations of the Company’s internal controls (including internal controls over financial reporting), and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025 filed with the SEC.

The Committee also appointed Grant Thornton as the Company’s independent registered public accounting firm for fiscal 2026.

The Audit And Finance Committee

Patrick M. Dewar, Chair

David A. Campbell

Janice L. Hess

Vinod M. Khilnani

60 ESCO Technologies Inc.	Proxy Statement

OTHER INFORMATION

SECURITIES OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the number of shares beneficially owned by our directors and executive officers as of November 24, 2025, the record date for the Meeting. For purposes of this table and the following table, the “beneficial ownership” of shares means the power, either alone or shared with one or more other persons, to vote or direct the voting of the shares, and/or to dispose of or direct the disposition of the shares, and includes any shares with respect to which the named person had the right to acquire beneficial ownership within the next 60 days. Unless otherwise noted, each person had the sole voting and dispositive power over the shares listed.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Outstanding Shares (1)
David A. Campbell	2,642(2)	(3)
Penelope M. Conner	2,054(2)	(3)
Patrick M. Dewar	22,656(2)	(3)
Janice L. Hess	8,910(2)	(3)
Vinod M. Khilnani	25,033(2)	(3)
Robert J. Phillippy	30,622(2)	(3)
Gloria L. Valdez	10,879(2)	(3)
Bryan H. Sayler	30,037(4)	(3)
Christopher L. Tucker	18,024(4)	(3)
David M. Schatz	24,830(4)	(3)
All directors and executive officers as a group (10 persons)	175,687	0.7%

1	Based on 25,874,368 shares outstanding as of November 24, 2025, the record date for the Meeting.

2	Includes approximately 2,642, 1,349, 22,656, 8,910, 1,349, 20,403 and 8,748 common stock equivalents credited to the deferred compensation accounts of Mr. Campbell, Ms. Conner, Mr. Dewar, Ms. Hess, Mr. Khilnani, Mr. Phillippy and Ms. Valdez, respectively, under the Compensation Plan for Non Employee Directors. See Director Compensation beginning on page 21. Stock equivalents have been rounded to the nearest whole share.

3	Less than 0.2%.

4	Includes shares held in our Employee Stock Purchase Plan. Does not include 21,090, 7,097 and 3,801 unvested RSU award units held by Mr. Sayler, Mr. Tucker and Mr. Schatz, respectively, and a currently indeterminate number of shares issuable upon vesting of unvested PSUs held by the executive officers, as described under Long-Term Equity Incentive Compensation on page 34.

Proxy Statement	ESCO Technologies Inc. 61

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information with respect to each person known by us as of the dates set forth in the footnotes below to be deemed, pursuant to applicable SEC regulations, to beneficially own more than five percent of our outstanding shares. For this purpose, beneficial ownership of shares is determined in accordance with SEC Rule 13d-3 and includes sole or shared voting and/or dispositive power with respect to such shares.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Outstanding Shares (1)
BlackRock, Inc. 50 Hudson Yards, New York, NY 10001	3,857,252(2)	14.9%
Vanguard Group, Inc. PO Box 2600, V26, Valley Forge, PA 19482	2,948,437(3)	11.4%

1	Based on 25,874,368 shares outstanding as of November 24, 2025, the record date for the Meeting.

2	Based on information contained in a Form 13F filed with the SEC on November 12, 2025 by BlackRock Inc., which reported that as of September 30, 2025 it and its affiliated investment management companies had sole dispositive power over 3,857,026 of these shares and sole voting power over 3,776,157 of these shares. Although BlackRock Inc. has stated that it is the parent holding company of certain institutional investment managers and that it does not itself exercise and has disclaimed investment discretion over any securities positions over which its investment operating subsidiaries exercise such discretion, for purposes of this Proxy Statement it is deemed to be a beneficial owner of these shares.

3	Based on information contained in a Form 13F filed with the SEC on November 7, 2025 by Vanguard Group, Inc., which reported that as of September 30, 2025 it and its affiliated investment management companies had sole dispositive power over 2,743,724 of these shares, shared dispositive power over 204,713 of these shares, and shared voting power over 175,934 of these shares. For purposes of this Proxy Statement it is deemed to be a beneficial owner of these shares.

SHAREHOLDER PROPOSALS

SEC Rule 14a-19 provides, among other things, that a shareholder desiring to solicit proxies in support of one or more director nominees not nominated by the Company must provide notice of such intent containing the information required by the Rule and postmarked or transmitted electronically to the Company at its principal executive office no later than 60 calendar days prior to the anniversary of the previous year’s Annual Meeting; for the Company’s 2027 Annual Meeting this deadline will be December 1, 2026.

The Company’s Articles of Incorporation require that in order for a shareholder of the Company to formally nominate an individual for election as a director or propose other business at an annual meeting of shareholders, written notice of the nomination or proposal must be given to the Company not less than 60 nor more than 90 days before the meeting; provided that if the Company gives less than 50 days’ notice or prior public disclosure of the date of the meeting, then the shareholder must give such notice not later than ten days after notice of the meeting is mailed or other public disclosure of the meeting is made, whichever occurs first. We intend to give public notice of the date of our 2027 Annual Meeting in connection with the release of our financial results for fiscal 2026, which we expect will occur in mid-November of 2026.

The required advance notice must include certain additional information regarding both the proponent and any prospective nominee useful to the Company in evaluating and responding to the nomination or proposal, and as to proposals other than nominations, a full description of the proposal, including its text, and a description of any agreements or arrangements between the proponent and any other person in connection with the proposal, all as specified in detail in the Company’s Articles of Incorporation and Bylaws. Any prospective director nominees must also complete a questionnaire regarding the background and qualifications of the proposed nominee and any person or entity on whose behalf the nomination is being made, and must represent in writing that the proposed nominee is not, and will not become, a party to any undisclosed voting commitments or compensation arrangements with respect to service as a

62 ESCO Technologies Inc.	Proxy Statement

director, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and stock trading policies and guidelines of the Company.

The Board may reject any nominations or proposals that are not made in accordance with these procedures or that are not a proper subject for shareholder action in accordance with the provisions of applicable law. The foregoing time limits also apply in determining whether notice is timely for purposes of rules adopted by the SEC relating to the exercise of discretionary voting authority.

The above requirements are in addition to, and are separate from, the requirements of SEC Rule 14a-8 relating to the rights of shareholders to request inclusion of proposals in, or of the Company to omit proposals from, the Company’s proxy statement. However, solely with respect to a proposal, other than the nomination of directors, that a shareholder proposes to bring before an annual meeting of shareholders, the notice requirements set forth in the Company’s Articles of Incorporation and Bylaws will be deemed satisfied by the shareholder if the shareholder has submitted the proposal to the Company in compliance with Rule 14a-8 and the proposal has been included in the Company’s proxy statement for the meeting.

Proposals of shareholders intended to be presented at the 2027 Annual Meeting must be received by the Company not later than August 12, 2026 (120 calendar days before the anniversary of the first mailing of these proxy materials), if the proponent wishes to have them included in the Company’s proxy statement and form of proxy relating to that meeting pursuant to SEC Rule 14a-8. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and form of proxy in accordance with SEC regulations governing the solicitation of proxies.

In each case, the notice required to be given to the Company must be directed to the Secretary of the Company, whose address is 645 Maryville Centre Drive, Suite 300, St. Louis, MO 63141-5855 Any shareholder desiring a copy of the Company’s Articles of Incorporation or Bylaws will be furnished one without charge upon written request to the Secretary.

Shareholders may also recommend director candidates to the Governance Committee for consideration as described under Governance Committee on page 17.

FORWARD-LOOKING STATEMENTS

Statements contained in this Proxy Statement regarding future events that reflect or are based on current expectations, estimates, forecasts, projections or assumptions about the Company’s management, performance and intentions are considered “forward-looking statements” within the meaning of the safe harbor provisions of the Federal securities laws. These may include, but are not necessarily limited to, statements about proposed or potential future actions, compensation or benefits under the Company’s compensation plans, incentive plans, employee benefit plans or awards, employment, compensation or severance agreements, proposed or anticipated Board or management actions, policies and programs, future meeting or information release dates, and any other statements contained herein which are not strictly historical. Words such as expects, anticipates, targets, goals, projects, intends, plans, believes, variations of such words, and similar expressions are intended to identify such forward-looking statements. Investors are cautioned that such statements are only predictions and speak only as of the date of this Proxy Statement, and the Company undertakes no duty to update them except as may be required by applicable laws or regulations. The Company’s actual results and actions in the future may differ materially from those described in the forward-looking statements due to numerous risks and uncertainties that exist in the Company’s operations and business environment, including but not limited to those described in Item 1A, “Risk Factors,” of the Company’s Annual Report on Form 10 K for the fiscal year ended September 30, 2025.

Proxy Statement	ESCO Technologies Inc. 63

Appendix A

TWELFTH AMENDMENT AND RESTATEMENT OF THE ESCO TECHNOLOGIES INC.
EMPLOYEE STOCK PURCHASE PLAN (PROPOSED)

Set forth below is the text of the Company’s Employee Stock Purchase Plan, as restated to include the amendment to Section 7(b) proposed in Proposal 3 – Approval of Amendment to Employee Stock Purchase Plan on page 55; deletions are in red, in italics, and ~~lined out~~ and additions are in blue, in bold font and underlined.

~~ELEVENTH~~TWELFTH AMENDMENT AND RESTATEMENT OF THE ESCO TECHNOLOGIES INC.

EMPLOYEE STOCK PURCHASE PLAN

(Incorporating all amendments through ~~November 7, 2024~~ January 30, 2026)

1.	Title: This Plan shall be known as the “ESCO Technologies Inc. Employee Stock Purchase Plan”. ESCO Technologies Inc. (the “Company”) is a Missouri corporation with its principal offices located at 645 Maryville Centre Drive, Suite 300, St. Louis, Missouri 63141.

2.	Purpose: The purpose of the Plan is to provide a convenient method by which employees of the Company and certain of its subsidiaries, who wish to do so, may purchase shares of the common stock of the Company (hereinafter referred to as “Common Stock”).

3.	Eligibility: A division or subsidiary of the Company may elect to permit its employees to participate in the Plan, subject to the approval of the Chief Executive Officer of the Company or any other Senior Corporate Officer of the Company to whom such authority has been delegated by the Chief Executive Officer of the Company, provided that participation shall be subject to the Company having obtained any necessary permits or authorizations necessary for the offer and/or sale of Common Stock to the participating employees under the Plan. All current and future employees of the units listed in Attachment 1 hereto are eligible to participate in the Plan. Upon the addition or subtraction of a participating subsidiary the Company shall cause Attachment 1 to be appropriately updated, indicating the effective date of the change.

4.	Participation:

a.	Participation in the Plan shall be entirely voluntary. Upon submission by any eligible employee of a Company-approved Plan Participation and Election Form or by such electronic means as the Company may approve (in whatever form and by whatever method submitted, the “Plan Participation/Election Form”), an account shall be opened with respect to such employee in the name of the employee. Eligible employees for whom accounts are opened and maintained in accordance with the terms of the Plan are herein referred to as “participants.”

b.	A participant may not assign or pledge any interest the participant may have under the Plan.

5.	The Trustee: The Plan shall be administered by one or more Trustees (herein called the “Trustee,” whether one or more) appointed by an officer designated by the Board of Directors of the Company. The Trustee shall at all times be “an agent independent of the issuer” as defined in Rule 10b-18 under the Securities Exchange Act of 1934 (the “1934 Act”). The Trustee shall have power and authority to establish such procedures as the Trustee shall deem necessary to effect equitably and fairly the provisions and the intent of the Plan.

6.	Contributions by Participants:

a.	Participants may make contributions to the Plan only through payroll deductions. By completing and submitting a Plan Participation/Election Form, participants may authorize the Company to make deductions from their “Compensation,” as defined in the Company’s Employee Savings Investment Plan (the “401(k) Plan”) to be applied to the purchase of Common Stock of the Company under the terms of the Plan.

64 ESCO Technologies Inc.	Proxy Statement

b.	Deductions authorized for such purpose shall be whole percentages of Compensation and shall not be less than one percent (1%) nor more than ten percent (10%). The Company may establish rules of uniform application regarding a participant's ability to change the participant’s deduction authorizations.

c.	Participants’ contributions shall be included in their gross income for purposes of applicable income and employment taxes.

d.	A participant may cease making contributions to the Plan at any time by completing a Plan Participation/Election Form revoking the participant’s payroll withholding authorization. Such cessation shall be effective as promptly as practicable after the participant’s direction to cease withholding is received by the Company’s payroll processing service. In such event the shares allocated to the participant shall remain in the Plan until withdrawn as set forth in Sections 10 or 11 below. If the participant later wishes to resume making contributions to the Plan the participant must submit a new Plan Participation/Election Form.

7.	Stock Purchases and Allocation to Participant Accounts: Common Stock purchases under the Plan, and allocation of such Common Stock to the accounts of participants, shall be effected pursuant to the following rules and procedures:

a.	The Company shall remit amounts withheld pursuant to payroll authorizations under the Plan to the Trustee on a monthly basis as promptly as practicable after the end of each month.

b.	At the discretion of a Senior Corporate Officer of the Company, the Company or a participating subsidiary may contribute in cash an amount not to exceed twenty percent (20%) of the amounts contributed by participants employed by it or its divisions or subsidiaries. The Company’s contribution amounts may be separately determined for each of its subsidiaries or divisions. Amounts contributed by the Company or a subsidiary under this Section 7(b) shall be considered as additional compensation to the participants for purposes of applicable income and employment taxes. Commencing October 15, 2003, the total number of shares of Common Stock that may be purchased under the Plan with the Company’s and its subsidiaries’ contributions shall not exceed ~~two hundred seventy-five thousand (275,000)~~ three hundred fifty thousand (350,000) shares, which number shall be adjusted to reflect stock dividends, stock splits, reverse stock splits and similar matters occurring after ~~February 5, 2019~~ the date of the 2026 annual Meeting that affect the number of outstanding shares of Common Stock.

c.	The Trustee shall use amounts contributed pursuant to Sections 7(a) and 7(b) to purchase shares of the Common Stock of the Company on a monthly basis as promptly as practicable after receipt of such amounts. Common Stock may be purchased from sellers unaffiliated with the Company in private transactions, or such purchases may be effected on the New York Stock Exchange. No private transaction may be at a price greater than the then-market price of the Company's Common Stock on the New York Stock Exchange. Common Stock may not be purchased from the Company or its affiliates.

d.	Following each stock purchase, the Trustee shall allocate shares purchased by the Trustee to the participants’ accounts pro rata according to their respective contributions to the purchase price. The cost per share charged against the account of each participant for shares allocated to the participant’s account shall be the average cost to the Trustee for the shares purchased by the Trustee (including brokerage fees and any other expenses directly applicable to the purchase of such shares). Both whole and fractional shares shall be allocated.

e.	The Trustee shall cause a participant account to be maintained for each participant and shall issue stock certificates to a participant only upon the circumstances and in the manner provided in Section 10.

f.	Cash dividends received by the Trustee on shares held by it under the Plan shall be used by the Trustee to purchase additional shares which shall be allocated among all participants, pro rata, on the basis of their respective account balances and credited to the accounts of participants as additional contributions under the Plan. Account balances for this purpose shall be determined as of the dividend record date preceding the allocation of shares to such accounts. Any shares of the Common Stock of the Company received by the Trustee as a stock dividend on shares held by it shall be treated as additional shares purchased by the Trustee under the Plan, at no cost, and shall be allocated and otherwise dealt with by the Trustee in the same manner as any other shares purchased by the Trustee under the Plan. Dividends received by the Trustee shall be deemed to have been received by the Trustee on the payment dates provided for the declaration of such dividends.

g.	The Company does not guarantee in any way that the shares purchased under the Plan will not decline in market value.

Proxy Statement	ESCO Technologies Inc. 65

8.	Voting of Stock Held Under the Plan: For each meeting of stockholders, the participants will have the right to vote all shares credited to their respective participant accounts under the Plan, whether registered in the name of the Trustee or its nominee. Shares held by the Trustee under the Plan but for any reason not allocated to the account of a participant will not be voted by the Trustee.

9.	Costs of Administering the Plan: All costs and expenses of administering the Plan, including the fees of the Trustee, shall be paid by the Company.

10.	Distributions from Participants’ Accounts:

a.	A participant may from time to time elect to withdraw any number of whole shares allocated to the participant’s Plan account in any of the following ways, in each case by submitting an appropriate Plan Participation/Election Form and complying with such other conditions, if any, as may be required by the Trustee and/or the Company:

i.	The participant may elect to have ownership of a number of whole shares withdrawn from the Plan and transferred from the participant’s Plan account to the participant as an individual. As promptly as practicable after the Trustee’s receipt of the withdrawal election, the Trustee will deduct the number of withdrawn shares from the participant’s Plan account and credit them to the participant’s individual share ownership account. Alternatively, the participant may direct the Trustee to have the withdrawn shares transferred to the participant’s brokerage account or to such other account or in such other manner as the Company may permit in its sole discretion.

ii.	The participant may request the sale of a number of whole shares allocated to the participant’s Plan account. The Trustee will endeavor to sell the shares within one week of receiving written authorization to sell the shares and will promptly deliver a check to the participant less any commission charged by the Trustee.

b.	The Trustee may establish such other procedures as it deems necessary to administer withdrawals in accordance with the intent of the Plan.

c.	Except for sale commissions, no charges shall be imposed against the participant or the participant’s account by reason of a withdrawal of shares. However, if the participant requests the Trustee to issue and deliver a stock certificate for the withdrawn shares (in lieu of having them transferred to a share account), the participant will be responsible for any costs charged by the Trustee for the issuance of a paper certificate.

d.	Except as set forth in Section 11, no participant shall have any right to receive a distribution of fractional shares in the participant’s account, or to receive the value thereof in cash.

e.	A participant may designate one or more beneficiaries of Common Stock purchased pursuant to the Plan, upon the participant’s death, by completing a Transfer-On-Death (“TOD”) Beneficiary Designation Form provided by the Company and returned to and acknowledged by the Company prior to the participant’s death. At any time, the Company, in its sole discretion, may discontinue the allowance of TOD Beneficiary Designation Forms upon prior written or electronic notice to the participant. By executing the TOD Beneficiary Designation Form, the participant agrees on his/her/their behalf and on behalf of his/her/their heirs, executors, estate, beneficiaries, successors and assigns that: (i) the TOD Beneficiary Designation Form shall supersede all other documents and conflicting provisions (including without limitation those contained in any will, trust or other instrument) with respect to the shares purchased pursuant to the Plan, (ii) the Company is authorized to instruct or otherwise cause the applicable plan services administrator of the shares to transfer and/or issue the participant’s shares in accordance with the TOD Beneficiary Designation Form, (iii) the participant releases the Company and its affiliates and their respective employees, directors, officers, transfer agent, administrators, registered holder, trustees, representatives and advisors from all liability, and (iv) the participant hereby indemnifies such parties against any and all claims, liabilities and costs arising from or related to the TOD Beneficiary Designation Form and any such transfer and/ or issuance of the participant’s shares in accordance with such form. Any documents required by the Company to affect the transfer and/or issuance of the participant’s shares, including without limitation a death certificate, certification of trust, and/or required tax forms, shall be provided by a designated beneficiary, or the representative of a designated beneficiary, upon request prior to such transfer and/or issuance.

66 ESCO Technologies Inc.	Proxy Statement

11.	Termination of Participation in the Plan:

a.	A participant may voluntarily elect to completely withdraw from the Plan and terminate participation in the Plan by submitting an appropriate Plan Participation/Election Form.

b.	A participant’s participation in the Plan will automatically terminate upon the participant’s death, retirement, or other termination of employment.

c.	Upon the termination of a participant’s Plan participation, the participant’s account will be settled and distributed as soon as practicable after such event occurs and after the Trustee receives notice of such termination or in the event of death, after the appointment of the legal representative of the estate of the deceased and/or the satisfaction of any other applicable legal requirements. The whole shares of stock which have been allocated to the account of such former participant shall be distributed as provided in section 10, and the Trustee shall pay to the former participant an amount in cash equal to any fractional share remaining in the former participant’s account, or in the case of the death of a participant who is the sole account holder, the Trustee shall make such distribution and payment to the designated beneficiary or beneficiaries of the account or, if none, to the legal representative of such participant.

12.	Reports to Participants: The Trustee will render regular reports to each participant under the Plan, showing, for the period of the report, the contributions made and dividends, if any, credited to such participant's account; the number of shares allocated to such participant; the purchase price for such shares charged against the participant’s account; and the number of shares withdrawn, if any. Such reports shall be made not less frequently than once each quarter.

13.	Amendment and Termination of the Plan: The Company reserves the right with respect to any or all employees, including those who may be participants under the Plan, to amend or terminate the Plan at any time; provided that, except with respect to termination of the Plan and changes in the amount of contributions by participants under Section 6 or by the Company or a division or subsidiary under Section 7(b), such authority may be delegated to any Senior Corporate Officer of the Company subject to such conditions as the Human Resources and Compensation Committee of the Company’s Board of Directors may determine from time to time. In the event of termination of the Plan, the Trustee as promptly as practicable after the date of termination shall deliver to the participant a certificate for the whole shares in the participant’s account, or transfer such whole shares to such brokerage account as the participant may have directed, and shall pay to the participant an amount in cash equal to any fractional share remaining in the participant’s account.

14.	Section 16 Compliance: With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended to comply with the applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan and any action thereunder fail to so comply, it shall be deemed null and void to the extent permitted by law.

15.	Effective Date: The Plan became effective on October 15, 2003. This Amendment and Restatement incorporates all amendments through ~~November 7, 2024~~ January 30, 2026.

Proxy Statement	ESCO Technologies Inc. 67

ATTACHMENT 1

(Last Revised Effective July 18, 2025)

Unit	Effective date, if later than the above date
Crissair, Inc.
Doble Engineering Company
EMS Development Corporation
ESCO Technologies Inc.
ETS-Lindgren Inc.
Globe Composite Solutions, LLC
Mayday Manufacturing Co.
Measurement Systems, Inc.
Morgan Schaffer LTD.
NRG Systems, Inc.
PTI Technologies Inc.
Westland Technologies, Inc.

68 ESCO Technologies Inc.	Proxy Statement

Appendix B

PARTICIPANTS IN THE 2024 MERCER BENCHMARK DATABASE/TOTAL REMUNERATION SURVEY: EXECUTIVE

(See Compensation Consultant and Benchmarking on page 29)

24 Hour Fitness

3M Company

7-Eleven, Inc.

777 Partners LLC

A. O. Smith Corporation

AAA Auto Club Group

AAA Northern California, Nevada and Utah

ABB

Abbott Laboratories

Abbott Laboratories - Nutrition

AbbVie, Inc.

Abt Associates

Accenture, Inc.

ACCO Engineered Systems

AccorHotels NA

ACH Food Companies, Inc.

ACTEGA North America

Acumed

Acushnet Holdings Corporation

Adidas America, Inc.

ADT, LLC

Adtalem Global Education, Inc.

Advance Auto Parts, Inc.

Advanced Airfoil Components LLC

AdvanSix, Inc.

Adventist Health

ADVICS North America, Inc.

Advisor Group, Inc.

Aecon Construction Group

Aero Snow Holdings

AeroData

Aerojet Rocketdyne Holdings, Inc.

Aflac, Inc.

AFP

AGC Biologics

Agero, Inc.

AgFirst Farm Credit Bank

Agilent Technologies, Inc.

AGP GLASS USA

Agropur, Inc.

AgustaWestland Philadelphia Corporation

Ahold Delhaize - Ahold Delhaize USA, LLC

Ahold Delhaize - Delhaize America Supply Chain Services

Ahold Delhaize - Food Lion, LLC

Ahold Delhaize - Giant of Maryland, LLC

Ahold Delhaize - Hannaford Bros. Co., LLC

Ahold Delhaize - Peapod Digital Labs, LLC

Ahold Delhaize - Retail Business Services, LLC

Ahold Delhaize - Stop & Shop Supermarket Company, LLC

Ahold Delhaize - The GIANT Company, LLC

AIPSO

Air Methods Corporation

AIT Worldwide Logistics Inc.

Akima, LLC

Akzo Nobel Coatings Inc.

Akzo Nobel Services Inc.

Al Fakher Distribution USA, Inc.

Alabama Farmers Cooperative

Alaska Airlines, Inc.

Alcon

Aldo (US)

AlEn USA, LLC

Alex Lee, Inc.

Alex Lee, Inc. - Merchants Distributors, LLC

Alfasigma USA, Inc.

Allegis Group

Alliance Data Systems Corporation

AllianceRx Walgreens Prime

Alliant Energy Corporation

Allianz Global Corporate & Specialty

Allied Solutions LLC

Allina Health System

Allina Health System - Mercy Hospital

Allina Health System - St. Francis Regional Medical Center

Allina Health System - United Hospital

Allison Transmission Holdings, Inc.

Allnex USA, Inc.

AlloSource

Allot Ltd

Ally Financial, Inc.

Alnylam Pharmaceuticals, Inc.

Alorica

Alstom Signaling, Inc.

Alstom Transportation Holding

Alstom Transportation, Inc.

Alterra Mountain Company

Alticor - Amway

Altra Industrial Motion Corp.

Altria Group, Inc.

Altus Group US Inc.

Alyeska Pipeline Service Company

Am-Pat, Inc. (Boot Barn)

Amazon.com, Inc.

AMBU

Amcor Flexibles North America

Amedisys, Inc.

Amentum - Nuclear Waste Partnership

American Academy of Family Physicians

American Airlines Group, Inc.

American Axle & Manufacturing

American Bureau of Shipping

American Century Investments

American Chemical Society

American Enterprise Group, Inc.

American Family Insurance

American Financial Group, Inc.

American Financial Group, Inc. - ABA Insurance Services

American Financial Group, Inc. - Great American Insurance Group

American Financial Group, Inc. - Mid-Continent Casualty Company

American Financial Group, Inc. - National Interstate

American Financial Group, Inc. - Republic Indemnity

American Financial Group,Inc. - Summit Holdings Southeast, Inc.

American Financial Group, Inc. - Vanliner

American International Group, Inc.

American Medical Association

American National Insurance

American Regent, Inc.

American Transmission Company

Americas Building Products

Americas Materials (AMAT)

Ameridrives

AmeriHealth Caritas Family of Companies

Ameriprise Financial, Inc.

AmerisourceBergen Corporation

Amerisure Mutual Insurance Company

Ameritas Life Insurance Corp.

Amgen

Amica Mutual Insurance Company

Amneal Pharmaceuticals, Inc.

AMPAC Fine Chemicals, LLC

Amplifon

Amplity, Inc.

Amrock, Inc.

Amy’s Kitchen

Anchor Glass Container Corporation

Andersen Corporation

Proxy Statement	ESCO Technologies Inc. 69

Andersen Corporation - Andersen Windows, Inc.

AngloGold Ashanti North America Inc.

Ann & Robert H. Lurie Children’s Hospital of Chicago

Ansell Healthcare Products, LLC

Anthem, Inc.

Anuvu Operations

Apartment Income REIT

Apergy USA, Inc.

Apex Tool Group

APM Terminals

Apotex Corp.

Appareo Systems LLC

AppHarvest, Inc.

Apple Bank for Savings

Apple Leisure Group

Aquity Solutions

ARAMARK Corporation

Aramsco, Inc.

ARB Midstream

Arc International US

Arc’teryx Equipment

ArcBest

Arch Capital Services, Inc.

Arch Insurance Group, Inc.

Arch Reinsurance Company

Arch Resources, Inc.

Arch US Mortgage Services, Inc.

Archrock, Inc.

Arctic Slope Regional Corporation - ASRC Federal Holding Company

Arctic Wolf Networks Inc.

Arete Associates

Argo Group US

Argonne National Laboratory

ARGOS USA LLC

Ariston

Arizona State University

Arkansas Children’s

Arkansas Children’s Hospital

Arlington County Government

Armanino LLP

Armstrong Group

Arrive Logistics

Arrow Electronics, Inc.

Arrowhead Engineered Products

Artera Services

Arthrex, Inc.

Arthur J. Gallagher & Co.

Artic Cool Chillers Limited

Artivion, Inc.

Ascensia

Ascension - Borgess - MI

Ascension - Columbia/St Mary’s - WI

Ascension - Genesys - MI

Ascension - IN

Ascension - MI

Ascension - Our Lady of Lourdes Memorial Hospital

Ascension - Providence - Rochester - MI

Ascension - Providence Hospital - Mobile

Ascension - Sacred Heart Health System - FL

Ascension - Seton Family of Hospitals

Ascension - St John Hospital - MI

Ascension - St Thomas Health - TN

Ascension - St. Agnes Healthcare, Inc. - MD

Ascension - St. Johns - OK

Ascension - St. Mary’s - MI

Ascension - St. Vincent’s Health System - AL

Ascension - St. Vincent’s Health System - FL

Ascension - Wheaton Franciscan Healthcare

Ascension Health

Ascension Macomb - Oakland Hospital, Warren Campus

Ascent Brands

Ascent Resources Management Services, LLC

ASCO Sandusky

ASICS America Corporation

Aspen Technology Inc.

Aspire Bakeries, LLC

ASSA ABLOY Sales and Marketing Group, Inc.

ASSA ABLOY, Inc.

Associated Bank, N.A.

Association of International Certified Professional Accountants

Assurant, Inc.

Assured Partners

Astellas Pharma US, Inc.

Astex Pharmaceuticals, Inc.

AstraZeneca US

Asurion

AT&T

ATI Physical Therapy

Atlantic Aviation FBO Holdings

Atlas Air, Inc.

Atlas Sand Company, LLC

Atmos Energy Corporation

Atos It Solutions And Services

Atrium Health Navicent

Atrius Health, Inc.

Audubon Metals, LLC

Aultman Health Foundation - Ohio

Auriga Polymers (Nov 2010)

Autogrill - HMSHost

Autoliv North America, Inc.

Automated Control Concepts

Automatic Data Processing, Inc.

Automobile Club of Southern California

AvalonBay Communities, Inc.

Avangrid, Inc.

Avanir Pharmaceuticals

Avanos Medical, Inc.

Avantax Wealth Management, Inc.

Avantor, Inc.

Avenue Living

AVEO Oncology

Aveva Drug Delivery Systems

Avgol America, Inc.

AvidXchange, Inc.

Avient - Distribution

Avient - Global Color, Additives and Inks

Avient - Global Specialty Engineered Materials

Avient Corporation

Avon Research & Development

Axalta Coating Systems, LLC

Axiom Global, Inc.

Axionlog USA

Axis Communications, Inc.

B. Braun Medical

B&H Foto & Electronics Corp.

Babson College

Babylon Partners Ltd

Bacardi

Bacardi US Operations

BAE Systems, Inc.

BAE Systems, Inc. - Electronic Systems

BAE Systems, Inc. - Intelligence & Security

BAE Systems, Inc. - Platforms & Services

Baker Hughes Company

Ball Corporation

Ball Corporation - Ball Aerospace & Technologies Corp.

Ball Corporation - Beverage Packaging North and Central America Segment

Banner Health

Baptist Health South Florida

Bar-S Foods

Barrick Gold of North America

Barry Callebaut USA, LLC

BASF Corporation

Bass Pro Shops

Basware, Inc.

Bath & Body Works, Inc.

Battelle Memorial Institute

Baxter International

BAYADA Home Health Care, Inc.

Bayer AG - Bayer Corporation

Bayer AG - Consumer Health Division

Bayer AG - CropScience

Bayer AG - North American Pharmaceutical Division

Baylor College of Medicine

Baylor Scott & White Health - Dallas, Texas

Baystar-Bayport Polymers, LLC

BBD Mass Transit Corp.

BCS Automotive Interface Solutions US, LLC

Beam Suntory

Beaumont Health System

Beaumont Hospital - Dearborn

Beaumont Hospital - Farmington Hills

Beaumont Hospital - Grosse Pointe

Beaumont Hospital - Royal Oak

Beaumont Hospital - Taylor

Beaumont Hospital - Trenton

Beaumont Hospital - Troy

Beaumont Hospital - Wayne

Beaumont Medical Group

Beaute Prestige International (Miami)

Beauty Systems Group (BSG)

Bechtel Global Corporation

Bechtel Plant Machinery, Inc.

Beckman Coulter - Diagnostics

Beckman Coulter - Life Sciences

Beiersdorf, Inc.

Bel Brands USA, Inc.

Belden, Inc.

Belk, Inc.

Belmond

BentallGreenOak (U.S.) Limited Partnership

Berkadia

Berkshire Associates

Berry Appleman & Leiden LLP

Berwind United States

Best Buy Company, Inc.

70 ESCO Technologies Inc.	Proxy Statement

BevMo!

BeyondTrust Corporation

BGIS Global Integrated Solutions US LLC

BHP Billiton

Big Lots

BigBear.ai Holdings, Inc.

Bill & Melinda Gates Foundation

Bimbo Bakeries USA

BioBridge Global

Biogen, Inc.

BioMarin Pharmaceutical, Inc.

bioMerieux Inc.

Bird Rides

Birla Carbon USA

Bishop Spencer Place-Saint Luke’s Health System

BJ’s Wholesale Club, Inc.

BJC HealthCare

BJC HealthCare - St. Louis Children’s Hospital

Black & Veatch Corporation

Black & Veatch Corporation - B&V Special Projects Corp.

Black & Veatch Corporation - Black & Veatch Construction, Inc.

Black Stone Minerals Company, L.P.

Blackberry Limited

Blackboard, Inc.

Blattner Company

Blucora, Inc.

Blue Apron

Blue Cross and Blue Shield of Florida, Inc.

Blue Cross and Blue Shield of Louisiana

Blue Cross and Blue Shield of Massachusetts, Inc.

Blue Cross and Blue Shield of Michigan

Blue Cross Blue Shield of Kansas City

Blue Cross of Idaho Health Service, Inc.

Blue Racer Midstream, LLC

Blue Shield of California

BlueCross BlueShield of North Carolina

BlueFin Services

BlueLinx Corporation

Bluepeak

BMW Financial Services NA, LLC

BMW of North America, LLC

Board of Governors of the Federal Reserve System

Boardwalk Pipeline Partners, LP

Bobst North America, Inc.

Boehringer Ingelheim Animal Health USA, Inc.

Boehringer Ingelheim Pharmaceuticals, Inc.

Boeing Employees Credit Union (BECU)

Boise Cascade Company

BOK Financial

Bombardier Transit Corp.

Bon Secours Mercy Health

Bonduelle USA, Inc.

Booking Holdings

Booking.com

Booz Allen Hamilton

Bose Corporation

Boston College

Boston Scientific Corporation

Boston University

Bounteous

Boy Scouts of America

Brake Supply, LLC

Brandeis University

Braswell Family Farms

Breakthru Beverage Illinois

Breville

Bridgestone Americas

Bridgestone APM Company

Briggs & Stratton Corporation

Bright Health Group

Bright Horizons Family Solutions, Inc.

Brighthouse Financial

BrightSpring Health Services

Bristol-Myers Squibb Company

Bristow Group, Inc.

British American Tobacco

Broad Institute of MIT and Harvard

Brookfield Properties Retail Group, Inc.

Brookfield Residential Properties, Inc.

Brooks Sports

Brookshire Grocery Company

Brotherhood Mutual Insurance Company

Broward County Government

Broward Health

Brown & Toland Physicians

Brown and Caldwell

Brown Forman

BSH Home Appliances Corporation (Executive)

BSN Medical, Inc.

BT Holdings USA Inc.

Buckeye Partners, L.P.

Bulletproof 360

Burlington Stores, Inc.

Burns & McDonnell

BWX Technologies, Inc.

BYK USA

BYK-Gardner USA

C&S Wholesale Grocers, Inc.

C110 - Quaker US - Corporate Admin

Cable One, Inc.

CACI International

CAE, Inc.

Caerus Operating, LLC

California Casualty Management Company

California Dental Association

California Earthquake Authority

California Hospital Association

California Resources Corporation

Callaway Golf Company

CALMAC Corporation

Calpine Corporation

Cambia Health Solutions

Cambridge Investment Research, Inc.

Campari America

Campbell Meals and Beverages

Campbell Soup Company

Campbell Soup Company - Global Biscuits & Snacks

Canature WaterGroup

Canon Virginia, Inc.

Canoo, Inc.

Canvas Credit Union

Capital One Financial Corp.

CapitaLand International USA

Cardinal Health, Inc.

Cardiovascular Systems, Inc.

CareFirst BlueCross BlueShield

Cargill

Carhartt, Inc.

Carilion Clinic

Carlisle Companies, Inc.

CarMax

Carmeuse Americas

Carnegie Mellon University

Carnival Cruise Lines

Carrier

Cascade Corporation

Catalyst Pharmaceuticals, Inc.

Caterpillar, Inc.

CBRE Group, Inc.

CDM Smith, Inc.

CECO Environmental

Cedars-Sinai Medical Center

Cello Health Inc.

Celulosa Arauco North America

CEMEX, Inc. US

CenterPoint Energy, Inc.

Central California Alliance for Health

Central Garden & Pet Co.

Central Ohio Primary Care Physicians, Inc.

Centro, Inc.

Centrus Energy Corp.

Centuri Group Inc.

Cepheid

Cerner

CertiK

CEVA Animal Health

CF Industries Holdings, Inc.

CFI Resorts Management

CGG Services (US), Inc.

CGI Technologies and Solutions, Inc.

CH Robinson United States

CH2M Hill BWXT West Valley, LLC

Champion Petfoods USA, Inc.

ChampionX

ChampionX USA, Inc.

Charles River Laboratories International, Inc.

Charter Automotive

Charter Dura-Bar

Charter Manufacturing Company

Charter Steel

Charter Wire

CHC Helicopter Support Services (US) Inc.

Chelan County Public Utility District

ChemTreat

ChenMed, LLC

Chervon North America, Inc.

Chesapeake Energy Corporation

Chesapeake Utilities Corporation

Chewy, Inc.

Chicago Cubs Baseball Club, LLC

Chicago Public School System

Chief Executives for Corporate Purpose

Children’s Hospital of Orange County (CHOC)

Children’s Hospital of Wisconsin

Children’s Mercy Kansas City

Proxy Statement	ESCO Technologies Inc. 71

Chipotle Mexican Grill

Chobani Global Holdings, LLC

Choctaw Nation of Oklahoma

Choice Hotels International, Inc.

Chow Tai Fook Jewellery Company UNITED STATES

Chr. Hansen, Inc.

Christie’s Inc.

CHS, Inc.

Chubb US

Church & Dwight Co., Inc.

Church & Dwight Co., Inc. - Specialty Chemicals Division

CIGNA Corporation

Ciklum Inc.

Cincinnati Children’s Hospital Medical Center

Cincinnati Financial Corp.

Cipla USA, Inc.

Circle K Stores

Cirque du Soleil, Lake Buena Vista

Citation Oil & Gas Corp.

CITGO Petroleum Corporation

Citigroup, Inc.

Citizens Property Insurance Corporation

City Facilities Management (US)

City National Bank of Florida

City of Detroit

City of Dublin

City of Greensboro

City of Hope

City of San Antonio

City Storage Systems

Civica Rx

CivicPlus, LLC

CKE Restaurants Holdings, Inc.

Clare Holdings LLC

Clarios, LLC

Clayton Homes

Clean Harbors, Inc.

Clearwater Paper Corporation

Cleco Corporate Holdings, LLC

Clemson University

Cleveland Clinic

Clif Bar & Company

Cloud Packaging Solutions, LLC

CLOUGH

CMA CGM (America) LLC

CMC Materials

CNA Financial Corporation

CNH America, LLC

CNO Financial Group, Inc.

CNOOC Petroleum U.S.A., Inc.

CNSI

Coaction Specialty Insurance

Coats North America

Coca Cola Southwest Beverages

Coca-Cola Bottlers’ Sales & Services Company LLC

Cochlear Americas

Coeur Mining, Inc.

Cognite AS

Cognosante, LLC

Coinstar LLC

Colas, Inc.

Colgate-Palmolive Company

College of American Pathologists

Collin County

Colonial Group Inc.

Colonial Pipeline Company

Coloplast Corporation

Colorado Public Employees Retirement Association

Columbia University

Columbus McKinnon Corporation

Columbus Regional Airport Authority

Comcast Cable Communications, LLC

Comerica, Inc.

CommentSold, LLC

Commercial Metals Company

Commonwealth Care Alliance (CCA)

Community Health Choice, Inc.

Community Health Network (CHN)

Commvault

Compass Group North America

Compass Minerals International, Inc.

Compassus Hospice

Compeer Financial

Conagra Brands

Consilio Inc.

Consolidated Nuclear Security Y-12 & Pantex

Constellation Brands, Inc.

Consumers Credit Union

Consumers Credit Union (www.myconsumers.org)

Consumers Energy

Continental Automotive Systems, Inc.

Continental Properties Company, Inc.

Control Components Inc.

Convatec, Inc.

Cook Children’s Health Care System

Cook Medical, Inc.

Coolsys

Cooper’s Hawk Winery & Restaurants

CoorsTek, Inc.

Corbin Russwin

Core and Main

CoreBiome, Inc.

Corix - Corix Infrastructure Services US

Cornell University

Cornerstone Building Brands

Corning

Costa Farms, LLC

Coty, Inc.

COUNTRY Financial

CountryMark Cooperative Holding Corp.

Covance, Inc.

Covestro, LLC

Covetrus

COWI Consulting Inc.

COWI NA Inc.

Cox Enterprises - Cox Automotive, Inc.

Cox Enterprises - Cox Communications

Cox Enterprises, Inc.

CPI Card Group, Inc.

CPS Energy

Cracker Barrel Old Country Store, Inc.

Crawford & Company

Creative Artists Agency, LLC

Credit Acceptance Corporation

Credit Central Loans and Taxes

Crestron Electronics

CRH Americas

Crimson Wine Group, Ltd.

CROPP Cooperative

Crowe, LLP

Crowley Maritime Corporation

Crown Bioscience

Crown Castle International Corporation

Cryogenic Industries

Crystal Mountain, Inc.

CSA Group International

CSAA Insurance Group

CSL Americas

CSL Behring

CSL Seqirus

CSX Transportation, Inc.

CTB, Inc.

Cullen/Frost Bankers, Inc.

Cummins, Inc.

CUNA Mutual Group

CURiO Brands

Curriculum Associates

Curtiss-Wright Corporation

Cushman & Wakefield

CVR Energy, Inc.

CVS Health Corporation

Cyclerion Therapeutics, Inc.

Cygnus Home Delivery

Cystic Fibrosis Foundation

Cytel, Inc.

Cytiva

D.A. Davidson Companies

D.R. Horton

Daiichi Sankyo, Inc.

Daimler Truck Financial Services USA

Dairy Farmers of America, Inc.

DAK Americas Alpek

Dakota Minnesota & Eastern Railroad Corporation

Dallas Central Appraisal District

Danaher Corporate

Danfoss Power Solutions (US) Company

Danfoss Power Solutions II, LLC

Danfoss Silicon Power US

Danfoss, LLC

Danone North America

Danos & Curole Marine Contractors, LLC

Daramic, LLC - Division of Polypore

Darden Restaurants, Inc.

Darling Ingredients, Inc.

Dart Container Corporation

DataCore Software Corporation

Datavant, Inc.

David’s Bridal

DaVita, Inc.

Dawn Food Products, Inc.

Day & Zimmermann Engineering, Construction and Maintenance

Day & Zimmermann Group, Inc.

Day & Zimmermann Munitions and Defense

Day & Zimmermann SOC

Day 1 Academies

DCP Midstream, LP

Deacero USA, Inc.

Deckers Outdoor Corporation

Deere & Company

Del Monte Foods, Inc.

DeLaval, Inc.

72 ESCO Technologies Inc.	Proxy Statement

Delaware Supermarkets

Delegat USA, Inc.

Deloitte, LLP

Delta Air Lines, Inc.

Delta Air Lines, Inc. - Monroe Energy, LLC

Delta Dental Insurance Company

Delta Dental of California

Delta Dental Of New York

Delta Dental Of Pennsylvania

Deluxe Corporation

Denbury, Inc.

Denny’s Corporation

Dentaquest Ventures, LLC

Denver Health

Denver Public Schools

Deoleo US

DePaul University

Desert Financial Credit Union

Designer Brands, Inc.

Deutsche Lufthansa US

Devon Energy Corporation

Dexerials America Corporation

DexKo Global

DHL eCommerce United States (Corporate)

DHL Executives United States (Corporate)

DHL Express United States (Corporate)

DHL Global Business Services United States (Corporate)

DHL Supply Chain United States

DHL Supply Chain United States (Corporate)

Diality

Diamond Offshore Drilling, Inc.

Diamondback Energy

DICK’S Sporting Goods

Diebold Nixdorf, Inc.

Direct Supply, Inc.

DirecTV Group Holdings LLC

Discover Financial Services

DISH Network Corp.

DJO Global, Inc.

DNV Energy Insights USA, Inc.

Dole Food Company, Inc.

Dollar General Corporation

Dominion Energy South Carolina

Dominion Energy, Inc.

Dominium

Domino’s Pizza, Inc.

Donaldson Company

Doosan Bobcat, Inc.

Dorsey & Whitney, LLP

Doskocil Manufacturing Company, Inc.

Dover Corporation

DOW Chemicals

Dow Jones

DPM, LLC

Dr. Reddy’s Laboratories, Inc.

Draeger Medical Systems, Inc.

Draeger, Inc.

Dresser-Rand Group, Inc.

Dril-Quip, Inc.

Driscoll’s, Inc.

Driven Brands Holdings Inc.

DriveTime Automotive Group

DS Smith Worldwide Dispensers

DSM Biomedical

DSM Engineering Plastics, Inc.

DSM Nutritional Products

DSM Services USA, Inc.

DTE Energy

Duke Clinical Research Institute

Duke Energy Corporation

Duke Energy Corporation - Duke Energy Carolinas, LLC

Duke Energy Corporation - Duke Energy Indiana, Inc.

Duke Energy Corporation - Progress Energy, Inc.

Duke University

Duke University Health System

Duquesne Light Holdings

Durango Midstream, LLC

Duravant, LLC

Dyno Nobel, Inc.

DYWIDAG-Systems International USA Inc.

E.& J. Gallo Winery

E2OPEN

EAB Global, Inc.

Eagle Mine, LLC

East West Bancorp, Inc.

Eastern Bankshares, Inc.

Eastman Chemical Company

Eaton Corporation (US)

eBay, Inc.

Echo Global Logistics, Inc.

ECKART America Corporation

Ecolab, Inc.

Ecopetrol America Inc.

EDF Renewables Development Inc.

Edgewell Personal Care

Edlong Dairy Technologies

Edward D. Jones & Co. L.P.

Edwards Lifesciences, LLC

Eisai, Inc.

ELANTAS PDG

Elbit Systems of America

Electric Reliability Council of Texas, Inc.

Electrolux

Elekta Inc.

Elevations Credit Union

Eli Lilly & Co.

Ellucian

Emburse, LLC

EMCOR Group, Inc.

Emerson Automation Solutions

Emerson Climate Technologies, Inc.

Emerson Electric Co

Empirical Foods

Employbridge

Employers Mutual Casualty Company

Empower Retirement LLC

Emulsicoat, Inc.

Enbridge, Inc.

Encompass Health Corporation

Encore Group

Encova Insurance

Endeavor

Endo International, PLC

Enel Green Power North America

Enerflex Energy Systems Inc.

Enerflex Services, Inc.

Energizer Holdings, Inc.

Energy Transfer LP

EnergySolutions

EnerMech Mechanical Services, Inc.

Enerplus Resources (USA) Corporation

EnerVest, Ltd.

ENGIE North America, Inc.

Eni Trading & Shipping, US

EnLink Midstream, LLC

Enova International, Inc.

Ensemble Health Partners

Entegris, Inc.

Entergy Corporation

Entertainment Partners

Envision Healthcare Holdings Inc.

Envista

Enviva

Envoy Air

Equinix

Equinor US Operations, LLC

Eramosa International, Inc.

ERCO Worldwide, Inc.

Ericsson

Erie Indemnity Co.

Eriks North America

ESAB Corporation

ESCO Technologies, Inc.

Esko

Essentia Health

Essentra Components

Essentra Packaging

Essentra PLC (US Shared Services)

Essilor of America

Essity North America

EthosEnergy

Everest Re Group

Everside Health

Eversource Energy

Evolve Vacation Rental Network Inc.

Evolved By Nature

Evonik Industries North America

Ewellix (SMT)

Exactech, Inc.

Exelixis, Inc.

EXP U.S. Services, Inc.

Explorer Pipeline, Inc.

Express, Inc.

EyeBuy Direct, Inc.

F. Hoffmann La-Roche, Ltd. - Genentech, Inc.

F. Hoffmann La-Roche, Ltd. - Roche Diagnostics Corporation

F. Hoffmann La-Roche, Ltd. - Roche Molecular Systems, Inc.

Faegre Drinker Biddle & Reath LLP

Fairview Health Services

Fameccanica North America, Inc.

Fanatics Retail Group

Farm Credit Bank of Texas

Farmers Insurance Group

Fast Retailing USA Inc.

FBL Financial Group, Inc.

FCA US, LLC

FCCI Insurance Group

Federal Aviation Administration

Federal Reserve Bank of Atlanta

Federal Reserve Bank of Chicago

Federal Reserve Bank of Cleveland

Federal Reserve Bank of Minneapolis

Federal Reserve Bank of Philadelphia

Proxy Statement	ESCO Technologies Inc. 73

Federal Reserve Bank of Richmond

Federal Reserve Bank of San Francisco

Federated Mutual Insurance Company

Fender Musical Instruments Corporation

Ferrara Candy Company

Ferrellgas

Ferring Pharmaceuticals, Inc.

Ferrovial - Webber, LLC

Fidelity National Information Services, Inc. (FIS)

Fiduciary Counselling, Inc.

FieldCore Service Solutions LLC

Fifth Third Bancorp

FIJI Water Company

Financial Accounting Foundation

Financial Industry Regulatory Authority (FINRA), Inc.

Firmenich, Inc.

First American Financial Corporation

First Data Hardware Services Inc.

First Financial Bancorp

First Interstate BancSystem, Inc.

First National Bank of Omaha

First Orion

First Solar, Inc.

First Western Financial

FirstBank

Fisher & Paykel Healthcare

Flaktgroup SEMCO

Flanders Inc.

Flashpoint

Flavor Producers

Florida State University

Flowers Foods, Inc.

Flowserve Corporation

FLSmidth, Inc.

Fluor Corporation

Fluor Idaho

Fluor Marine Propulsion, LLC

FM Global

FMH Conveyors, LLC

FONA International Inc.

Fonterra Co-operative Group, Ltd.

Formsprag

Fortive

Fortune Brands Home & Security, Inc.

Fortune Brands Home & Security, Inc. - Master Lock Company, LLC

Fortune Brands Home & Security, Inc. - MasterBrand Cabinets, Inc.

Fortune Brands Home & Security, Inc. - Therma-Tru

Forum Energy Technologies, Inc.

Foundation Partners Group, LLC

FPT NORTH AMERICA INC.

Fragomen, Del Rey, Bernsen & Loewy LLP

Fred Hutchinson Cancer Research Center

Freeport LNG Development, L.P.

Freeport-McMoRan, Inc.

Freight Handlers Inc.

Fresenius Kabi USA

Fresh Del Monte Produce United States

Fresh US

Freudenberg Medical Mis Inc.

Friedkin Companies, Inc.

Friedkin Companies, Inc. - Gulf States Financial Services

Friedkin Companies, Inc. - Gulf States Toyota, Inc.

Friedkin Companies, Inc. - US AutoLogistics, LLC

Froedtert Health Inc.

Frontdoor, Inc.

Frontier Airlines

Fulton Financial Corporation

Funko, Inc.

G2O Technologies

Gables Engineering, Inc.

GAF Industries, Inc.

Galderma Laboratories L.P.

GAN Limited

Gap, Inc.

Garaga

Garmin AT

Garmin International

Garmin USA

Garrett Transportation I, Inc.

Gate Gourmet, Inc.

Gates Industrial Corp. PLC

Gateway Foundation Inc.

GATX Corporation

GE Appliances, a Haier Company

GE Gas Power

GE Renewables North America, LLC

GE United States Aviation

GE United States Healthcare

GEA Refrigeration North America

Gemological Institute of America

GenCure

Generac Power Systems Inc.

General Atomics

General Dynamics Corporation

General Dynamics Corporation - Bath Iron Works

General Dynamics Corporation - Electric Boat Division

General Dynamics Corporation - Gulfstream Aerospace Corp.

General Dynamics Corporation - Land Systems

General Dynamics Mission Systems Inc.

General Motors Company

Generali Global Assistance

Genesis Energy, LP

Genmab USA Inc.

Genuine Parts Company

GEODIS United States

George Koch Sons, LLC

George Washington University

Georgetown University

Georgia System Operations Corporation

GeoVera Holdings, Inc.

Gerdau USA Inc.

Gevo, Inc.

GfK US LLC

GHD Pty Ltd

GHSP

Gibbs Die Casting, LLC

Giesecke+Devrient Currency Technology America Inc.

Giesecke+Devrient Mobile Security America, Inc.

Gildan USA Inc.

Gilead Sciences, Inc.

Givaudan US

GKN America Corporation - GKN Aerospace North America

GKN North America Inc.

Glass Coatings & Concepts, LLC

Glatfelter Corp.

Glatfelter Insurance Group

GlaxoSmithKline

Global Finishing Solutions, LLC

Global Health Labs, Inc.

Global Indemnity Group, LLC

Global Partners LP

Globe Life, Inc.

GN Audio

GN Hearing

GOJO Industries, Inc.

Golden Hippo Media

Golden State Farm Credit

Goodnight Midstream, LLC

Goodwill NCW

GoPro Inc.

Gordon Food Service, Inc.

GP Strategies Corp.

GPG Plumbing Group, LLC

Graham Group US, Inc.

Graham Packaging Company, L.P.

Grand River Dam Authority

Grange Mutual Casualty Company

Granite Construction Inc.

Grayson Mill Energy

Great Minds

Great River Energy

Greater New York Mutual Insurance Co

Greater Washington Educational Telecommunications Association, Inc. (WETA)

Green Dot Corporation

Greenhouse Software

Greenlight Financial Technology, Inc.

GreyStone Power Corporation

Grundfos Pumps Manufacturing United States

Grupo Industrial Lala US

GTM International, LLC

Guarantee Trust Life Insurance Company

Guardian Pharmacy

Guild Education, Inc.

Guinness World Records North America Inc.

GXO Logistics, Inc.

Gymshark USA, Inc.

H-E-B

H&M U.S.

Hach

Haemonetics Corporation

Haldor Topsoe, Inc.

Halliburton Company

Hallmark Cards, Inc.

Hallmark Cards, Inc. - Crayola, LLC

Halma Holdings US

Hammond Power Solutions

Hampton Products International Corporation

Hanchett Entry Systems, Inc.

Hanesbrands, Inc.

Hanford Mission Integration Solutions

Hannover Re U.S.

Hanon Systems USA, LLC

Harbison-Fischer, Inc.

74 ESCO Technologies Inc.	Proxy Statement

Harris Health System

Hasbro, Inc.

Hatch Associates Consultants

HAVI Group

Hawaiian Airlines, Inc.

HCA Healthcare

HDR, Inc.

Health & Happiness (H&H), Inc.

Health Care Service Corporation

Healthpartners, Inc.

Heidrick & Struggles International, Inc.

Helen Of Troy - US

HELLA, Inc.

HELLA, Inc. - HELLA Electronics Corporation (HEC)

HelloFresh

Helmerich & Payne, Inc.

Helzberg’s Diamond Shops, Inc.

Henkel Corporation

Hennepin County

Hennepin County Medical Center

Henry Ford Health System

Henry Ford Health System - Henry Ford Allegiance Health

Henry Ford Health System - West Bloomfield Hospital

Henry Schein, Inc.

Heraeus Electro-Nite Co., LLC

Heraeus GMSI, LLC

Heraeus Inc.

Heraeus Medical Components, LLC

Heraeus Medical, LLC

Heraeus Metals New York, LLC

Heraeus Precious Metals North America Conshohocken, LLC

Herbalife Nutrition, Ltd.

Heritage Landscape Supply Group, Inc.

Herr Foods Inc.

HF Management Services LLC

Hibbett Sports, Inc.

HID Global Corporation

Highmark Health

Highspot Inc.

Hikma Pharmaceuticals USA, Inc.

Hillenbrand, Inc.

Hilltop Holdings, Inc.

Hilton Grand Vacations

Hilton Worldwide Holdings, Inc.

Hitachi Astemo Americas Inc.

Hitachi Construction Machinery Loaders America Inc. (HCMA)

HM.CLAUSE, INC.

HNI Corporation

HNTB Corporation

Hollister

Holman Enterprises Inc.

Hologic, Inc.

Honeywell Federal Manufacturing & Technologies

Honeywell International, Inc.

Horizon Air

Horizon Blue Cross Blue Shield of New Jersey

Hormel Foods Corporation

Hoshizaki America, Inc.

Hostess Brands Inc.

Hovnanian Enterprises, Inc.

Howard Hughes Medical Institute

Howden Roots LLC

Howden USA Company

Hoya Optical Labs of America, Inc.

HOYA Surgical Optics, United States

Hublot US

Humana, Inc.

Humane Society of the United States

Hunter Industries, Inc.

Huntington Bancshares, Inc.

Huntington Ingalls Industries, Inc. - Technical Solutions Division

Hunton Andrews Kurth LLP

Husky Injection Molding Systems, Ltd. (US)

Huvis Indorama Advanced Materials

Hy Cite Enterprises, LLC

Hyatt Hotels Corporation

Hycroft Mining Holding Corporation

HydraForce, Inc.

Hyperion Materials & Technologies, Inc.

Hypertherm

Hyundai Motor America

Hyundai Translead

i-Health, Inc.

IAT Insurance Group

ICL USA

ICW Group

Idaho National Laboratory

Idorsia Pharmaceuticals US, Inc.

IDT

IES Abroad

IFCO Systems

IKEA North American Services, LLC

IKEA Purchasing Services (US), Inc.

Ilitch Holdings, Inc.

Illumio

IMI Zimmermann & Jansen

Impellam Group NA

Imricor Medical Systems, Inc.

IMT Insurance Company

IN-N-OUT BURGER

Incyte Corporation

Independent Bank Group Inc.

Index Exchange Inc.

Indiana University Health

Inflection Energy, LLC

Ingevity Corporation

Ingredion, Inc.

InnFocus, Inc.

Integer Holdings Corporation

Integra LifeSciences Holdings Corporation

Intelsat Corporation

Intercept Pharmaceuticals, Inc.

InterContinental Hotels Group

Interface, Inc.

Intermountain Healthcare, Inc.

International Air Transport Association, Inc.

International Baccalaureate Organization US

International Business Machines Corporation

International Paint LLC

International Paper Co.

International Rescue Committee

International SOS

International-Matex Tank Terminals (IMTT)

Interplex Nascal, Inc.

Interpublic Group of Companies, Inc.

Interstate Gas Supply Inc.

Intra-Cellular Therapies, Inc.

Intradeco

Intrawest/Winter Park Operations Corporation

ION Geophysical Corporation

Ioneer USA Corp.

IPG - True North Communications, Inc.

IPG GIS US Inc.

IPL Plastics - Consumer Packaging Solutions

IPL Plastics - Large Format Packaging & Environmental Solutions

Ipsen Biopharmaceuticals, Inc.

IQVIA Holdings, Inc.

Iron Mountain, Inc.

ISO New England

Isuzu North America Corporation

ITC Holdings Corp.

ITG Brands, LLC

Itochu International, Inc. North America

ITOCHU Prominent USA, LLC

ITT, Inc.

Ixom Watercare, Inc.

J-W Power Company

J.Crew Group, Inc.

J.D. Irving - Cavendish

J.D. Irving - Irving Consumer Products

J.Jill, Inc.

J.R. Automation Technologies LLC

J.S. Held LLC

Jabil Circuit, Inc.

Jackson Lewis P.C.

Jackson National Life Insurance Company, Inc.

Jacobs Engineering Group, Inc.

Jaguar Land Rover North America, LLC.

Jaguar O&G

James Avery Craftsman, Inc.

James Hardie Building Products

James River Group, Inc.

Jason, Inc.

JB Hunt Transport Services, Inc.

JBG SMITH Properties

Jeld-WEN

Jet Aviation United States

Jet Propulsion Laboratory

JetBlue Airways

Jockey International, Inc.

John B. Sanfilippo & Son, Inc.

John Bean Technologies Corporation

John Fabick Tractor Company (Fabick CAT)

Johns Hopkins All Children’s Hospital

Johns Hopkins Health Care System

Johns Hopkins University

Johns Manville

Johnson & Johnson

Johnson & Johnson Consumer Health

Johnson & Johnson Medical Devices

Proxy Statement	ESCO Technologies Inc. 75

Johnson & Johnson Medical Pharma

Johnson Controls Inc.

Johnson County Community College

Johnson Financial Group

Johnson Matthey, Inc.

Jostens, Inc.

JT International USA, Inc.

Juice Plus

Just Born Inc.

JUSTIN Vineyards & Winery

JX Nippon Oil Exploration (U.S.A.) Limited

Kaiser Permanente

Kaiser Permanente - Colorado Region

Kaiser Permanente - Georgia

Kaiser Permanente - Hawaii

Kaiser Permanente - Mid Atlantic

Kaiser Permanente - Northern California

Kaiser Permanente - Northwest Region

Kaiser Permanente - Southern California Region

Kaiser Permanente - Washington

Kamehameha Schools

Kansas State University - Manhattan Campus

Kao USA, Inc.

KAR Auction Services, Inc.

KBR (GSUS)

KBR, Inc.

Kellogg Company

Kelsey-Seybold Clinic

Kelvion

KemPharm, Inc.

Kendo Holdings, Inc.

Kent PLC US

Kentucky Lottery Corporation

Kering Americas

Kerry, Inc.

KeyCorp

Kiewit Corporation

Kimberly-Clark Corporation

Kimberly-Clark Corporation - Consumer

Kimberly-Clark Corporation - K-C Professional

Kimley-Horn and Associates Inc.

Kinder Morgan, Inc.

Kinecta Federal Credit Union

Kinross Gold Corporation

Kirkland & Ellis, LLP

Kiva Microfunds

Klein Tools, Inc.

Knauf

Knoxville Utilities Board

Koch Air, LLC

Koch Enterprises, Inc.

Kohl’s Corporation

Kohler Company

Komatsu Mining Corp.

Konecranes Nuclear Equipment & Services

Konecranes, Inc.

Kontoor Brands, Inc.

Koppers

Kosmos Energy, LLC

Kremers Urban Pharmaceuticals, Inc.

KUBRA

Kum & Go L.C.

KushCo Holdings, Inc.

Kwik Trip

Kyowa Kirin, Inc.

Kyriba Corporation

L.A. Care Health Plan

L.L.Bean, Inc.

L’Oreal USA

L3Harris Technologies

Laboratory Corporation of America Holdings

LACC, LLC

Land O’Lakes, Inc.

Landmark Credit Union

Lannett Company, Inc.

LANXESS Corporation US

Laredo Petroleum, Inc.

Latham & Watkins

Launch Federal Credit Union

Lawrence Berkeley National Laboratory

Lawrence Livermore National Laboratory

LBC Houston

LBC US

LDC Louis Dreyfus Company

Leadiant Biosciences, Inc.

Legal & General America

LEGO Systems, Inc.

Lehigh Hanson, Inc.

Lehigh University

Leica Biosystems

Leica Microsystems

Leidos Holdings, Inc.

Lend Lease USA

Lennox International, Inc.

LEO Pharma

Leprino Foods Company

Les Schwab Tire Centers, Inc.

Lesson Nine GmbH (Babbel)

Leupold & Stevens, Inc.

Levi Strauss & Co, Inc.

Lexington Medical Center

LG Electronics USA, Inc.

Libbey

Liberty Mutual Group

Liberty Utilities

LifeNet Health

Liferay, Inc.

Lifescan

Lifetime Healthcare Companies, Inc. - Excellus BlueCross BlueShield

LifeWay Christian Resources

Likewize

Linamar Corporation McLaren Performance Technologies, Inc.

Linamar Corporation Skyjack Equipment, Inc.

Lincoln Electric Holdings, Inc.

Lincoln National Corporation

Linde, Inc.

Lineage Logistics

Linear Motion, LLC

LineDrive

Lionbridge Technologies

Live Nation Entertainment, Inc. - Ticketmaster, LLC

Live Oak Bank

LMB Mortgage Services, Inc.

Lockheed Martin - Aeronautics

Lockheed Martin - Missiles and Fire Control

Lockheed Martin - Rotary & Mission Systems

Lockheed Martin - Space

Lockheed Martin Corporation

Loews Corporation

Lone Wolf Technologies

Lonza

LOOP, LLC

Los Alamos National Laboratory

Los Angeles Community College District

LOTTE Chemical Louisiana, LLC

LOTTE Chemical USA Corporation

Louis Vuitton USA

Lowe’s Companies, Inc.

Lower Colorado River Authority

LS Group Staff

LT Apparel Group

Lubrizol

Lundbeck US

LURIN

Lutheran Senior Services

Luxoft GmbH

LVMH - Christian Dior, Inc.

LVMH - DFS Group Limited

LVMH - Fendi North America, Inc.

LVMH - Sephora USA, Inc.

LVMH - Starboard Cruise Services, Inc.

LVMH Moet Hennessy Louis Vuitton, Inc.

LyondellBasell Industries

M. A. Mortenson Company

M. Holland Company

M&T Bank Corporation

Macy’s, Inc.

Maersk

Maersk Drilling USA

Maesa LLC

Magellan Health, Inc.

Magna International of America, Inc.

Maine Medical Center - MaineHealth

Mallinckrodt Pharmaceuticals

Malvern Panalytical US

Mammoth Mountain Ski Area, LLC

Mammotome

MANA Products

Mane USA, Inc.

Mann+Hummel (MHUS)

Mansfield Energy Corp.

ManTech International Corporation

MAPCO Express

MAPFRE U.S.A. Corp.

Maple Leaf Foods, Inc.

Maquet Getinge Group

Marathon Oil Corporation

Marc Jacobs International, LLC

Markel Corporation

Marken LLP

Marlen International, Inc.

Marriott International, Inc.

Mars Food

Mars Global Services

Mars Pet Nutrition

Mars Pet Nutrition Global

Mars Retail

Mars Wrigley - Americas

Mars Wrigley Global

Mars, Inc.

76 ESCO Technologies Inc.	Proxy Statement

Marsh & McLennan Companies

Marsh & McLennan Companies, Inc. - Marsh

Marshfield Clinic Health System

Martin Marietta Materials, Inc.

Mary Kay, Inc.

Mary Kay, Inc. - US Division

Maryland Procurement Company

Masco Corporation

Massachusetts Institute of Technology

Massachusetts Institute of Technology - MIT Lincoln Laboratory

MassMutual Life Insurance Company

Material

Materion United States

MathWorks

Matson, Inc.

Matson, Inc. - Matson Logistics

Mattel, Inc.

Matthews International Corporation

Maurices, Inc.

MAXIMUS, Inc.

Maxion Wheels Sedalia LLC

Maxion Wheels U.S.A., LLC

Mayer Brown, LLP

Mayo Foundation for Medical Education and Research

Mayo Foundation for Medical Education and Research - Mayo Clinic Arizona

Mayo Foundation for Medical Education and Research - Mayo Clinic Florida

McCain Foods USA, Inc.

McCormick & Company

McCrometer

McDermott International, Inc.

McDonald’s Corporation

McGrath RentCorp

McKesson Corporation

McNeil & Company, Inc.

Mecklenburg County

Medallion Midstream, LLC

Medela, LLC

Medicago USA, Inc.

Medical Mutual of Ohio

Medifast, Inc.

Medline Industries, Inc.

MedStar Health

Medtronic, PLC

Meggitt-USA, Inc.

Meijer, Inc.

Memorial Health System

Memorial Sloan Kettering Cancer Center

MemorialCare Health System

MemorialCare Health System - Orange Coast Memorial Medical Center

Mercedes-Benz U.S. International, Inc.

Mercedes-Benz USA, LLC

Merck & Co., Inc.

Merck & Co., Inc. - Animal Health Division

Mercury Insurance Group

Meritage Homes Corporation

Meritor, Inc.

Merlin Entertainments

Mersen US

Meso Scale Diagnostics

MetaBank National Association

Metal Exchange Corporation

Mettler-Toledo, LLC - MTI

MFS Investment Management

Michelin North America, Inc.

Michels Corporation

Michigan Farm Bureau

Mid-America Apartment Communities, Inc. (MAA)

Mid-America Conversion Services

Midco

Midland Cogeneration Venture

MillerKnoll Inc.

Milliken & Company

Milliken & Company - Chemical

Minnesota Valley Electric Cooperative

Minto Communities, LLC

Mirum Pharmaceuticals, Inc.

Mission Produce, Inc.

Mission Support and Test Services

MiTek USA, Inc.

Mitsubishi Corporation (Americas)

Mitsubishi Heavy Industries America, Inc.

Mitsubishi Hitachi Power Systems Americas, Inc.

Mitsubishi Motors North America

Mitsubishi Tanabe Pharma America, Inc.

Mitsui E&P USA, LLC

MKOX KONE, Inc.

MMGY Global, Inc.

Mohawk Industries, Inc.

Mohawk Valley Health System - Faxton St. Luke’s Hospital

Molecular Devices

Molina Healthcare, Inc.

Molnlycke Health Care US, LLC

Molson Coors Beverage Company

monday.com

Mondelez International, Inc.

MongoDB Inc.

Monotype Imaging Inc.

Monterey Bay Aquarium

Montrose Environmental Group, Inc.

Moore & Van Allen, PLLC

Morris Material Handling

Motiva Enterprises, LLC

Motorola Solutions

Motrex LLC

Movado Group, Inc.

Movado Retail Group

Mr. Cooper Group, Inc.

msg global solutions, Inc.

MTS Systems Corporation

Mueller Water Products, Inc.

MultiCare Health System

Munich Reinsurance America, Inc./HSB Insurance and Inspection

Murdochs Ranch and Home Supply

Murphy Oil Corporation

Mutual of Omaha

N-able Technologies Inc.

N3B Los Alamos

NASSCO Holdings Inc.

National CineMedia, LLC

National Futures Association

National Grid

National Louis University

National Oilwell Varco, Inc.

National Renewable Energy Laboratory

National Research Corporation

National Rural Utilities Cooperative Finance Corporation (NRUCFC)

Nationwide Mutual Insurance Company

Nature’s Sunshine Products, Inc.

NatureWorks, LLC

Navient

Navistar USA

Navitus Health Solutions, LLC

Navy Federal Credit Union

NCCI Holdings

NCS Multistage, LLC

Nearmap

NECI

Nemak

NeoImmuneTech, Inc.

Neste US, Inc.

Nestle USA - Nespresso USA

Nestle USA, Inc.

NetJets

Neurocrine Biosciences, Inc.

New Jersey Institute of Technology

New Jersey Resources Corp.

New Nautical Coatings Inc.

New World Medical

New York Power Authority

New York University

Newell Brands, Inc.

Newmont Corporation

Newpark Drilling Fluids

Newpark Mats and Integrated Services

Newpark Resources

NewRez, LLC

Nexan - Amercable Inc.

Nexans High Voltage USA, Inc.

NextEra Energy, Inc.

NexTier Oilfield Solutions

NFI Industries Inc.

Niagara Bottling

NIBCO, Inc.

Nidec Motor Corporation

Nike, Inc.

Nilfisk, Inc.

NiSource, Inc.

Nitta Corporation of America

NMI Holdings, Inc.

Noble Corporation

Noble Research Institute, LLC

Noblis

Noblis ESI

Noodles & Company

Nordstrom, Inc.

Norfolk Southern Corporation

Norgren, Inc.

Norican Group

Norris Rods, Inc. (PAT Corp.)

Norriseal-Wellmark, Inc.

Norsk Hydro

North American Science Associates

Northeastern University

Northrop Grumman Corporation

NorthShore University HealthSystem

Northwell Health

Northwest Bank

Northwestern University

Norton Door Controls

Proxy Statement	ESCO Technologies Inc. 77

Nouryon

NOVA Chemicals

Novant Health, Inc.

Novartis Corporation

Novartis Institutes for BioMedical Research, Inc.

Novartis Pharmaceuticals Corporation

NovaSignal Corporation

Novavax

Novo Nordisk Pharmaceutical Industries LP

Novo Nordisk, Inc.

Novocure

Novozymes North America, Inc.

NOW Health Group, Inc.

NRT, LLC

NS Pharma

Numerica Credit Union

NuStar Energy, L.P.

Nutrien, Ltd. - US

nVenia, LLC

nVent (US)

NVR, Inc.

Nyrstar Netherlands - US

O.C. Tanner Company

O’Reilly Automotive, Inc.

Oak Ridge Associated Universities

Oak Ridge National Laboratory

Ocado Solutions USA Inc.

Ocean Mist Farms

Oceaneering International, Inc.

Ocwen Financial Corporation

Oerlikon Surface Solutions

Offerpad Solutions, Inc.

Office of Planning and Budget

Office of the Comptroller of the Currency

OGE Energy Corp.

Ohio National Financial Services, Inc.

Ohio Transmission Corporation

OIA Global

Oil Search (Alaska), LLC

Oil-Dri Corporation of America

Old Dominion Electric Cooperative

Old Dominion University Research Foundation

Old Republic National Title Insurance Company

Oldcastle APG

Oldcastle Building Envelope, Inc.

Oldcastle Infrastructure

Olin Corporation

Olympus America, Inc.

Olympus Corporation of the Americas

Olympus Scientific Solutions America

Olympus Surgical Technologies America

OMNOVA Solutions, Inc.

OMRON Healthcare

One Call Care Management

ONE Gas, Inc.

One10

OneBeacon Insurance Group

OneSource Virtual

Ono Pharma USA

OnPoint Group

OOCL (USA), Inc.

Open Society Foundations

Oportun Financial Corp.

Orbia United States

Organon & Co.

Orica USA, Inc.

Orlando Health

Orrick, Herrington & Sutcliffe, LLP

Ortho Clinical Diagnostics

Oscar Insurance Corporation

OSF Healthcare - Peoria, Illinois

Oshkosh Access Equipment

Oshkosh Commercial

Oshkosh Corporation

Oshkosh Defense

OSI Industries, LLC

Ossur Americas

OTR Wheel Engineering Inc.

Otsuka America Pharmaceuticals, Inc.

OTT HydroMet

Otter Products, LLC

OU Medicine

Owens & Minor Distribution, Inc.

Owens Corning

Oxford Industries, Inc.

P2 Energy Solutions, Inc.

PACCAR, Inc.

Pacific Northwest National Laboratory

PacifiCorp

Packaging Corporation of America

Packaging Corporation of America - Packaging

Packaging Corporation of America - White Paper

Pactiv

Pall

Panasonic Corporation of North America

Panda Restaurant Group, Inc.

Pandora Jewelry, LLC

Panduit Corporation

Papa John’s International, Inc.

Par Pacific Holdings

PAREXEL International Corporation

Pariveda Solutions, Inc.

Parker Hannifin Corporation

Parker Hannifin Corporation - Aerospace Group

Parkland USA

Parkview Health

Partners HealthCare

Patagonia Works

Patterson UTI Drilling Company, LLC

Pavement Maintenance Systems, LLC

Pax8, Inc.

Paychex, Inc.

Paycor, Inc.

Payoneer, Inc.

PayPal Holdings, Inc.

PCC Community Markets

Peabody Energy Corporation

Pedernales Electric Cooperative, Inc.

Penn Medicine - Lancaster General Hospital

Penn Mutual Life Insurance Company

Penn State Health

Pennex Aluminum Company, LLC

Pennsylvania National Mutual Casualty Insurance Company

Penske Corporation

Pentair Plc

PepsiCo, Inc.

Perfection Pet Foods, LLC

Perfetti Van Melle USA

Perfumes & Cosmetics

Perrigo Company, Plc - Perrigo Company (US)

Perspecta, Inc.

Pet Supplies Plus

Petco Health and Wellness Company, Inc.

Petrobras America Inc.

Pfizer, Inc.

PG&E Corporation

Pharmaceutical Product Development, LLC

Pharmavite, LLC

PharmScript

Phenomenex & Agela

Philadelphia Insurance Companies

Philip Morris International, Inc.

Piaggio Group Americas, Inc.

Pierce Manufacturing, Inc.

Pierre Fabre Dermo Cosmetique North America

Pilot Corporation Of America

Pilot Flying J

Pinnacle West Capital Corporation

Pioneer Natural Resources Company

Piper Sandler Companies

Pivot Bio

PJM Interconnection, LLC

pladis

Plains All American Pipeline, L.P.

Plante & Moran, PLLC

Platte River Power Authority

Pointsbet Australia Pty Ltd

Polypore International, LP

POM Wonderful

Port of Houston

Port of Portland

Post Holdings, Inc.

Post Holdings, Inc. - 8th Avenue

Post Holdings, Inc. - Bob Evans Farms, Inc.

Post Holdings, Inc. - Michael Foods

Post Holdings, Inc. - Post Consumer Brands

Postlethwaite & Netterville

PPG Industries, Inc.

PRA Group, Inc.

Precision Drilling Corporation

Premera Blue Cross

Premier, Inc..

Presbyterian Healthcare Services

Prevea Health

PriceSmart

PricewaterhouseCoopers, LLP

Primetals Technologies US, LLC

Prince International Corporation

Princeton University

Principal Financial Group, Inc.

Procter & Gamble Company

PROG Leasing, LLC

Progressive Corporation

Promega Corporation

Promethean World

78 ESCO Technologies Inc.	Proxy Statement

Proserv Operations, LLC

Providence Health & Services - Providence Health Plans

Proximo Spirits

PSCU, Inc.

PTC Therapeutics, Inc.

Public Company Accounting Oversight Board

Public Service Enterprise Group, Inc.

Publicis Sapient

Publix Super Markets, Inc.

PulteGroup, Inc.

Puratos Corporation

Purdue Pharma L.P.

Purdue University

PureCycle Technologies

Pushpay USA, Inc.

PVH Corp.

QBE Americas, Inc.

QC Industries, LLC

Qorvo

Quaker Houghton - Engineered Custom Lubricants

Quaker Houghton - US Fluidcare MW

Quaker Houghton - US OPS

Qualfon

QualTex Laboratories

Quantum Health, Inc.

Quartzdyne, Inc.

Quest Diagnostics

QVC, Inc.

R&M Materials Handling

Radian Group, Inc.

Radisson Hotel Group

Rahr Corporation

Raley’s

RAND Corporation

Range Resources Corp.

Range USA

Raytheon Technologies

Realogy Holdings Corporation

Realty Income Corporation

REC Silicon, Inc.

Reckitt Benckiser, Inc.

Recreational Equipment, Inc.

Red Bull Distribution Company, Inc., USA

Red Bull North America

Red Robin Gourmet Burgers

Refrigerated Solutions Group

Regal Beloit Corporation

RegEd, Inc.

Regeneron Pharmaceuticals, Inc.

Regional Management Corporation

Regions Financial Corporation

REHAU, Inc.

Reinsurance Group of America, Inc.

Reiter Affiliated Companies, LLC.

Reliance Standard Life Insurance Company

Remington Hotels

Renaissance Lakewood, LLC

Renalytix AI, Inc.

Renewal by Andersen, LLC

RENK Corporation

Repsol Services Company

Republic Airline, Inc.

Republic National Distributing Company (RDNC)

Republic Services, Inc.

Resideo Technologies, Inc.

Restoration Hardware (RH)

REVENUE SOLUTIONS

Reyes Holdings

Reynolds Consumer Products, Inc.

Rheem Manufacturing Company, Inc.

RHI Magnesita

Ria Envia, Inc.

Rich Products Corporation

Richardson International

Rite Aid Corporation

Rite-Hite Company LLC

RK&K

RKT Holdings, LLC

Robert Bosch

Robertet USA

Rochester Institute of Technology

Rock Central, LLC

Rocket Auto, LLC

Rocket Homes Real Estate, LLC

Rocket Mortgage, LLC

RockLoans Marketplace, LLC

Rockwell Automation

Roll Forming Corporation

Rolls-Royce North America, Inc.

ROTOPLAS UNITED STATES

Rowan Williams Davies & Irwin (RWDI, LLC)

Royal Bank of Canada - City National Bank

Royal Canin

Royal Canin - Americas

RR Donnelley & Sons

RSM US, LLP

RTI International

RTSS US

Ruan Transportation Management Systems, Inc.

Rudolph Foods Company, Inc.

Ryan Specialty Group, LLC

Ryerson Holding Corp.

S.C. Johnson & Sons, Inc.

S&C Electric Company

SABIC Americas, Inc.

Safe-Guard Products International

Safelite

Sage Natural Resources

Sailun Tire Americas Inc.

Saint Luke’s Health System

Saint Luke’s Health System - Hedrick Medical Center

Saint Luke’s Health System - Saint Luke’s East Hospital

Saint Luke’s Health System - Saint Luke’s Home Care and Hospice

Saint Luke’s Health System - Saint Luke’s Hospital of Kansas City

Saint Luke’s Health System - Saint Luke’s North Hospital

Saint Luke’s Health System - Saint Luke’s Physicians Group

Saint Luke’s Health System - Saint Luke’s South Hospital

Saint-Gobain US

Saks, Inc.

Sally Beauty Holdings, Inc.

Sally Beauty Supply

Saluda Medical

Samis Land Company

Sammons Financial Group

Samsung Electronics America, Inc.

Samtec, Inc.

Samuel, Son & Co., Inc.

San Diego Zoo Wildlife Alliance

Sandia National Laboratories

Sandvik, Inc.

SanMar Corp.

Sanofi US

Santen, Inc.

Saputo Cheese USA, Inc.

Saputo Dairy Foods USA, LLC

Sartorius United States

SAS Institute, Inc.

Sasol (USA) Corporation

Savannah River National Laboratory

Savannah River Remediation, LLC

Savencia Cheese USA

Savers, Inc.

Savvas Learning Company LLC

Saxx Underwear Co. USA

Sazerac Company, Inc.

SBA Communications Corporation

Schaeffler Technologies AG & Co. KG - Schaeffler Group USA, Inc.

Schenker, Inc.

Schindler Elevator Corporation

Schlumberger Limited - Schlumberger Oilfield Services

Schnuck Markets, Inc.

SchoolsFirst Federal Credit Union

Science Applications International Corporation (SAIC)

Sciex

Scooter’s Coffee

Screen Actors Guild - American Federation of Television and Radio Artists

Scripps Health

Scroll Compressors LLC

Seaboard Corporation

Seadrill

Seagen Inc.

Seagull Scientific, Inc.

SEAKR Engineering

Sealed Air Corporation

Seashine Financial, LLC

Seattle Children’s Hospital

Sebia USA

Securitas Inc.

Seda North America Inc.

Select Medical Holdings Corp.

Selective Insurance Group, Inc.

Sempra Energy

Sensia, LLC

Sentara Healthcare

Sentry Insurance Company

Sequa Corporation

Servco Pacific, Inc.

Service Corporation International

SGRE Wind, Gamesa USA

Shake Shack, Inc.

Sharp Electronics Corporation

ShawCor (US)

Shelf Drilling US, Inc.

Shepherd Chemical Company

Shepherd Color Company

Proxy Statement	ESCO Technologies Inc. 79

Shiseido Americas Corporation

Shiseido Travel Retail Americas

SHOES FOR CREWS LLC

Shook, Hardy & Bacon, LLP

Showa Denko Materials (America), Inc.

Shure Inc.

Shurtape Technologies LLC

Shutterfly, Inc.

SI Group, Inc.

Sidley Austin, LLP

Siegwerk EIC, LLC

Siegwerk USA Co.

Siemens Corporation

Siemens Energy, Inc.

Siemens Energy, Inc. - Fossil Products (OPP)

Siemens Energy, Inc. - Oil& Gas (PT2)

Siemens Energy, Inc. (US) - Dist Gen (PS1)

Siemens Field Staffing, Inc.

Siemens Financial Services, Inc.

Siemens Gamesa Renewable Energy, Inc. USA

Siemens Healthcare

Siemens Industry Software

Siemens Mobility, Inc.

Sierra Nevada Corporation

Signature Aviation US Holdings, Inc.

Signature Bank

Signify North America Corporation

Silver Oak Wine Cellars

Silverchair

SimpliSafe Inc.

Simpson Manufacturing Co., Inc.

Sims Metal Management, Ltd.

Sinclair Broadcast Group, Inc.

Singapore Technologies Engineering

SiriusPoint America Insurance Company

SitusAMC

Skyward Specialty Insurance

SMC Corporation of America

Smead Manufacturing

Smith College

Smithfield Foods

Snow Summit, LLC

Snowshoe Mountain, Inc.

Society Insurance

Society of Petroleum Engineers (SPE)

Sodexo USA

SoftServe (ISV Tech)

SOL-MILLENNIUM Medical Group

Solmax

Sonepar - Vallen Distribution, Inc.

Sonoco Products

Sonos

Sound Credit Union

Sound Transit

South Jersey Industries

South Texas Blood & Tissue Center

South Western Communications, LLC

Southeastern Freight Lines

Southern California Edison

Southern Company - Georgia Power

Southern Company - Mississippi Power Company

Southern Company - Southern Company GAS

Southern Company - Southern Company Services

Southern Company - Southern Power Company

Southern Company - SouthernLINC Wireless

Southern Power Company - Alabama Power Company

Southern Ute Indian Tribe - Aka Energy Group, LLC

Southern Ute Indian Tribe - Growth Fund Properties Group, LLC

Southern Ute Indian Tribe - Red Cedar Gathering Company

Southern Ute Indian Tribe - Red Willow Production Company

Southern Ute Indian Tribe - Southern Ute Indian Tribe Growth Fund

Southern Ute Indian Tribe - Southern Ute Shared Services

Southland Industries

Southwest Airlines Co.

Southwest Gas Corporation

Southwest Research Institute

Sovos Brands

Spark Therapeutics

Sparrow Health System

Spectrum Brands Holdings, Inc.

Spectrum Brands Holdings, Inc. - Hardware & Home Improvement

Spectrum Brands Holdings, Inc. - Home & Personal Care Appliances

Spectrum Brands Holdings, Inc. - Pet Home & Garden

Spectrum Health System

Spectrum Retirement Communities, LLC.

Spencer Gifts, LLC

Spin Master, Ltd.

Spirax-Sarco, Inc.

Spirit AeroSystems Holdings

Spirit Airlines, Inc.

SPIRIT Global Energy Solutions, Inc.

Spreetail LLC

Springfield Clinic, LLP

Springworks Therapeutics, Inc.

SPX Corporation

Squaw Valley Ski Corporation

SRS Distribution

SSM Health

SSR Mining, Inc.

St. Charles Health System

St. Luke’s Elmore Medical Center

St. Luke’s Health System - Saint Luke’s Boise Medical Center

St. Luke’s Magic Valley Medical Center

St. Luke’s Meridian Medical Center

St. Luke’s Nampa Medical Center

Stancorp Financial Group

Standard Meat Company

StandardAero

Stanford University

Stanford University - Stanford Health Care

Stanley Consultants

Stantec, Inc.

Star Tribune Media Company, LLC

Starbucks Corporation

Starkey Hearing Technologies, Inc.

State Employees’ Credit Union

State Farm Insurance

State of North Carolina

State of North Dakota

State Teachers Retirement System of Ohio

Steamboat Ski & Resort Corporation

Stella - Blue Cross Blue Shield Minnesota

Stella McCartney US

STEP Energy Services (USA) Ltd.

Stepan Company

Stephen Gould Corporation

STERIS, PLC

Stewart Title Guaranty Company

Stewart Title Insurance Company

Stoneridge, Inc.

Storck USA L.P.

Strategic Education United States

Straumann

Stride, Inc.

Stryker Corporation

Styropek USA, Inc.

Subaru of America, Inc.

Suburban Hospital

Suburban Propane Partners, LP

Subway FWH, LLC

Sulzer Pumps (US), Inc.

Sulzer Turbo Services Houston Inc.

Sumitomo Electric - Sumitomo Electric U.S.A. Holdings, Inc.

Sumitomo Pharma America Holdings

Summa Health

Sun Life Financial U.S.

Sunbelt Rentals, Inc.

SunCoke Energy Inc.

Sunovion Pharmaceuticals, Inc.

SunStream Business Services

Superior Energy Services, Inc.

Supernus Pharmaceuticals

Surescripts, LLC

SureWerx USA Inc.

Surmodics, Inc.

Sutherland Global Services

Sutter Health

Suzuki Marine USA

Svendborg Brakes

Swagelok Company

Swarovski US

Swedish Match, US Division

Swissport

Sylvamo

Symetra Financial Corporation

Symmetry Energy Solutions

Symrise, Inc.

syncreon America, Inc.

Syneos Health, Inc.

Synergy Flavors, Inc.

Syngenta

Synovus Financial Corporation

Sysco Corporation

T-Mobile US, Inc.

T. Marzetti Company

T.D. Williamson

80 ESCO Technologies Inc.	Proxy Statement

Tailored Brands

Takasago International Corporation (USA)

Takeda Pharmaceuticals U.S.A., Inc.

Tallgrass Energy Partners, LP

Tanner Medical Center

Targa Resources

Target Corporation

TaskUs, Inc.

TaxAct, Inc.

Taylor Morrison Home Corporation

TBK BANK

TC Energy - Energy Group

TC Energy - PipeLines

TD Bank, N.A.

Teacher Retirement System of Texas

TECO Energy

Tecumseh Products Company

Teleflora

Telephone & Data Systems, Inc. - TDS Telecommunications Corp.

Telephone & Data Systems, Inc. - U. S. Cellular

Tellurian, Inc.

Telstra USA

TELUS International (U.S.) Corporation.

Tempur Sealy

Tenaris, Inc. USA

Tenerity

Tenet Healthcare Corporation

Ternium USA, Inc.

Terracon Consultants, Inc.

Terumo Americas Holding, Inc.

Terumo BCT, Inc.

Terumo Medical Corporation

Tetra Pak United States

Texas Children’s Hospital System

Texas Health Resources, Inc.

Texas Life Insurance Company

Texas Mutual Insurance Company

Textron, Inc.

Textron, Inc. - Airborne Solutions

Textron, Inc. - Bell

Textron, Inc. - Kautex

Textron, Inc. - Textron Aviation

Textron, Inc. - Textron Financial Corporation

Textron, Inc. - Textron Specialized Vehicles

Textron, Inc. - Textron Systems

TGS NOPEC

The Aerospace Corporation

The Allstate Corporation

The American College of Surgeons

The Annie E. Casey Foundation

The Beck Group

The Boeing Company

The Boeing Company - Insitu, Inc.

The Boyd Group

The Capital Group Companies, Inc.

The Chamberlain Group, LLC

The Charles Stark Draper Laboratory

The Children’s Hospital of Philadelphia (CHOP)

The Church of Jesus Christ of Latter-day Saints

The Clorox Company

The Coca-Cola Company

The Commonwealth of Virginia - Department of Accounts

The Commonwealth of Virginia - Department of Aviation

The Commonwealth of Virginia - Department of Corrections

The Commonwealth of Virginia - Department of Health

The Commonwealth of Virginia - Department of Motor Vehicles

The Commonwealth of Virginia - Department of the Treasury

The Commonwealth of Virginia - University of Virginia

The Container Store, Inc.

The Cooper Companies, Inc.

The Cooper Companies, Inc. - CooperVision

The Doctors Company

The Doe Run Company

The E.W. Scripps Company

The E.W. Scripps Company - KGUN - Tucson - TV

The E.W. Scripps Company - KMGH - TV

The E.W. Scripps Company - KMTV - Omaha-TV

The E.W. Scripps Company - KNXV-TV

The E.W. Scripps Company - KSHB-TV

The E.W. Scripps Company - KSTU - TV Salt Lake City

The E.W. Scripps Company - WEWS-TV

The E.W. Scripps Company - WLEX - TV - Lexington

The E.W. Scripps Company - WTMJ - Milwaukee - TV

The E.W. Scripps Company - WXYZ-TV

The Estee Lauder Companies, Inc.

The Freeman Company

The Fresh Market - Store Support Center

The Gilbert Company, LLC

The Guardian Life Insurance Company of America

The Hartz Mountain Corporation

The Heritage Group

The Honest Company, Inc.

The Irvine Company, LLC

The Jackson Laboratory

The Johns Hopkins Hospital

The Johns Hopkins University - Applied Physics Laboratory

The Kraft Heinz Company

The Kroger Co.

The Methodist Hospital System

The Metropolitan Museum of Art

The MITRE Corporation

The Mosaic Company

The National Academies of Sciences, Engineering, and Medicine

The New York Public Library (NYPL)

The Nielsen Company

The North West Company

The Options Clearing Corporation (OCC)

The Pennsylvania State University (Penn State)

The Prime Group, Inc.

The QT Company

The Rosewood Corporation

The Scripps Research Institute

The Sherwin Williams Co - Performance Coatings Grp, Global Packaging, Coating Resins & Colorants

The Sherwin Williams Company

The Sherwin Williams Company - Consumer Brands Group

The Sherwin Williams Company - Consumer Brands Group, Consumer North America Division

The Sherwin Williams Company - Global Supply Chain

The Sherwin Williams Company - Performance Coatings Group

The Sherwin Williams Company - Performance Coatings Group, General Industrial

The Sherwin Williams Company - Performance Coatings Group, Global Packaging

The Sherwin Williams Company - Performance Coatings Group, Global Packaging, Coil Coatings Business

The Sherwin Williams Company - Performance Coatings Group, Industrial Wood

The Sherwin-Williams Company - Performance Coatings Group, Automotive

The Sherwin-Williams Company - Performance Coatings Group, Protective & Marine

The Sherwin-Williams Company - The Americas Group

The Stratton Corporation

The Sundt Companies, Inc.

The Taubman Company, LLC

The TJX Companies, Inc.

The Travelers Companies, Inc.

The University of Chicago

The University of Texas System

The University of Texas System - Oil & Gas Division

The University of Texas System - The University of Texas at Arlington

The University of Texas System - The University of Texas at Dallas

The University of Texas System - The University of Texas at El Paso

The University of Texas System - The University of Texas at Tyler

The University of Texas System - The University of Texas Medical Branch at Galveston

The University of Texas System - The University of Texas Rio Grande Valley

The University of Texas System - University of Texas Health Science

The University of Texas System - University of Texas Health Science Center at San Antonio

The University of Texas System - University of Texas Health Science Center at Tyler

The University of Texas System - University of Texas MD Anderson Cancer Center

The University of Texas System - University of Texas Southwestern Medical Center

The Vanguard Group, Inc.

The Walt Disney Company

The Walt Disney Company - Disney Parks, Experiences & Products

The Williams Companies, Inc.

The Wonderful Company

Proxy Statement	ESCO Technologies Inc. 81

The Wonderful Company - Roll Law Group

Thelios US

Thermo King Corporation

Thermon Group Holdings, Inc.

Third Bridge (US)

Thomson

Thomson Reuters

Thorntons

Thrivent Financial

ThyssenKrupp AG (US)

Tiffany & Co. US

Title Nine

Title Resource Group

TK Elevator United States BU NA

TK Elevator United States Corporate B-1

TMEIC Corporation

TODO1 Services Inc.

Tokai Carbon US Holdings Inc.

Tokio Marine Highland

Tokyo Electron

Toll Global Forwarding (USA), Inc.

TOMS Shoes, LLC

Torrid, LLC

Toshiba America, Inc.

Total Quality Logistics

TotalEnergies US

Tower Hill Insurance Group

Toyota Boshoku America, Inc.

Toyota North America

TPC Group, LLC

TPI Composites, Inc.

Tractor Supply Company

Trane Latin America

Trane Technologies Company, LLC

Trane Technologies Company, LLC - CFO

Trane Technologies Company, LLC - Trane Comfort Specialist

Trane Technologies Financial Services Corporation

Trane U.S., Inc.

Transamerica - Life Insurance Company

TransCanada Corporation (US)

Transcontinental

TransMontaigne Partners, LLC

Transocean

Travel + Leisure Co.

Travere Therapeutics, Inc.

Treasury Wine Estates Americas Company

TreeHouse Foods, Inc.

Trelleborg Wheel Systems Americas, Inc.

Tri Counties Bank

Tri-Arrows Aluminum Inc.

Tricon American Homes

TriHealth, Inc.

Trimble, Inc.

TRIMEDX, LLC

Trinchero Family Estates dba Sutter Home Winery

Trinity Church Wall Street

Trinity Health - St. Joseph Mercy - Oakland

Trinity Industries

Trinseo

Triumph Group, Inc.

True Partners Consulting, LLC

TruGreen Limited Partnership

Truist Financial Corporation

TSA

TTEC Holdings, Inc.

TTI Inc.

TTM Technologies

Tufts Medical Center Inc.

Tufts University

Tupperware Brands Corporation

Turner Construction Company

TUV SUD America, Inc.

Twin-Star International

Tyson Foods, Inc.

U.S. Pharmacopeia Convention

Uber Technologies, Inc.

UCB, Inc.

UCHealth

UChicago Medicine

Ulteig Engineers, Inc.

Ultimate Medical Academy, LLC

Ultragenyx Pharmaceutical

UMB Financial Corporation

UMUC Ventures

Under Armour

UniFirst Corporation

UNITE HERE HEALTH

United Airlines Holdings, Inc.

United Launch Alliance

United Malt Group United States

United Natural Foods, Inc.

United Parcel Service, Inc.

United Properties Investment, LLC

United Rentals, Inc.

United States Olympic Committee (USOC)

United States Steel Corporation

United States Sugar Corporation

United Therapeutics Corporation

UnitedHealth Group

UnitedHealth Group - Surgical Care Affiliates

UnityPoint Health

Univar Solutions, Inc.

Universal Health Services (UHS)

Universal Pressure Pumping, Inc.

University Health

University of California - Berkeley

University of California - Davis

University of California - Irvine

University of California - Los Angeles

University of California - Merced

University of California - Riverside

University of California - San Diego

University of California - San Francisco

University of California - Santa Barbara

University of California - Santa Cruz

University of California (UC)

University of Central Florida (UCF)

University of Colorado Boulder

University of Colorado System

University of Florida

University of Houston-Clear Lake

University of Kansas (KU)

University of Massachusetts Systems Office

University of Michigan

University of Minnesota

University of Notre Dame

University of Pittsburgh

University of Wisconsin Credit Union

Upfield US, Inc.

UPM - Communication Papers

UPM - Fibres

UPM-Kymmene, Inc. - Raflatac, Inc.

UPM-Kymmene, Inc. - Specialty Papers

Uponor, Inc.

Upsher-Smith Laboratories, LLC

Urban Oil & Gas Group

Urban Outfitters, Inc.

US Foods Holding Corp.

US LBM Holdings

US Synthetic Corporation

US WorldMeds, LLC

UW Health

Vail Resorts, Inc.

Valaris Limited

Valent USA, LLC

Valero Energy Corporation

Vallourec Star, LP

Vallourec Tube-Alloy, LLC

Vallourec USA Corporation

Valmet, Inc.

VAM USA, LLC

Vanda Pharmaceuticals, Inc.

Vanderbilt University

Vanderbilt University Medical Center

Varroc Lighting Systems, Inc.

VCU Health System Authority

VELUX America, LLC

Ventas, Inc.

Ventech Solutions

Ventura Foods, LLC

Veran Medical Technologies Inc.

Verathon, Inc.

Vericast

Veritiv Corporation

Versant Health

Verso Corporation

Vertex Pharmaceuticals, Inc.

Veryan USA

Vestas American Wind Tech

Vestas Blades America, Inc.

Vestas Nacelles America

Vestas Towers America, Inc.

VF Corporation - Altra

VF Corporation - Icebreaker

VF Corporation - JanSport

VF Corporation - Kipling

VF Corporation - Smartwool

VF Corporation - The North Face

VF Corporation - Timberland

VF Corporation - Vans

VF Corporation - Williamson-Dickie

VF Corporation (VFC)

Viatris, Inc.

Vicinity Energy

Victoria’s Secret & Co.

Videojet

Vinson & Elkins, LLP

Virbac Corporation

Virtua Health, Inc.

Viskase Companies, Inc.

Vistra Corp.

Vital Proteins, LLC

82 ESCO Technologies Inc.	Proxy Statement

Vitamix Holdings Co

Vitesco Technologies USA LLC

Vizient

VMware, Inc.

Volkswagen Credit, Inc.

Volkswagen Group of America, Inc.

Volvo Group North America

Vontier

W. L. Gore & Associates, Inc.

W.R. Grace & Co.

W.W. Grainger

Wakefern Food Corporation

Walgreens Boots Alliance - Walgreen Co.

Walmart, Inc.

WANdisco

WarnerMedia LLC

Washington University in St. Louis

Waste Management, Inc.

Watches & Jewelry (United States)

Waters Corporation

Watts Water Technologies

Wayne Farms, LLC

Weatherford International, LLC

Webasto Roof Systems Americas

Weber-Stephen Products, LLC

Webster Financial Corporation

Wegmans Food Markets, Inc.

Weil, Gotshal & Manges, LLP

Welbilt, Inc.

Wellmark BlueCross BlueShield

Wells Enterprises, Inc.

Wells Fargo & Company

WellSpan Health

WernerCo

WESCO International, Inc.

West Bend Mutual Insurance Company

West Fraser, Inc.

West Pharmaceutical Services, Inc.

West Virginia Higher Education Policy Commission

Western & Southern Financial Group

Western Area Power Administration

Western Foods, LLC

Western Growers Assurance Trust

Western Midstream

Western Milling, LLC

Western National Group

Western Union Corporation

Westerra Credit Union

Westfield Insurance

Westfield, LLC

Westinghouse Electric Co

Westlake Chemical Corporation

Westmoreland Mining, LLC

Westrock Company

Weyerhaeuser / Timberlands Division

Weyerhaeuser / Wood Products Divisions

Weyerhaeuser Company

WGL Holdings, Inc. - Washington Gas

Wheels, Inc.

Whirlpool Corporation

WhiteWater Midstream

WideOpenWest, Inc.

Wilbur-Ellis

Wild Fork Foods

William Marsh Rice University, Inc.

Willscot Mobile Mini

Wilmer Cutler Pickering Hale and Dorr, LLP

Wilton Brands

Winc Inc.

Winpak Portion Packaging, Inc.

Winsome Truth

Wonderful Sales

WoodmenLife

Woodside Electronics Corporation

Woodward, Inc.

Workiva Inc.

World Wide Technology Holding, Inc.

World Wrestling Entertainment, Inc.

Worthington Industries

WSP USA

WuXi Biologics

Wyndham Worldwide - Wyndham Hotels and Resorts

X-Rite

Xcel Energy, Inc.

Xcel Energy, Inc. - Southwestern Public Service Co.

Xellia Pharmaceuticals USA

XPO Logistics, Inc.

Yale-New Haven Hospital

Yanfeng US Automotive Interior Systems I, LLC

Yanfeng US Automotive Interior Systems II, LLC

Yanmar America Corporation

Yazaki North America, Inc.

YMCA of the North

Yoh

Young Living Essential Oils

Youngers and Sons Manufacturing

Zachry Group

Zenith American Solutions

Ziegler CAT

Zim American Integrated Shipping Services Company, Inc.

Zimmer Biomet Holdings, Inc.

ZimVie

Zions Bancorporation

Zobele USA, Inc.

Zoetis, Inc.

ZOLL Medical Corporation

Zovio, Inc.

Zumiez, Inc.

Zurich North America

Zurn Water Solutions Corp.

Zymeworks

Proxy Statement	ESCO Technologies Inc. 83

www.investorvote.com/ESE Step 1: Go to www.investorvote.com/ESE. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/ESE or scan the QR code — login details are located in the shaded bar below. Shareholder Meeting Notice 047B8B Important Notice Regarding the Availability of Proxy Materials for the ESCO Technologies Inc. 2026 Annual Shareholder Meeting to be Held on January 30, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2025 Proxy Statement and Annual Report to Shareholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before January 19, 2026 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. Votes submitted electronically must be received by 1:00 a.m., Central Standard Time, on January 30, 2026.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/ESE. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials ESCO Technologies Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by January 19, 2026. The 2026 Annual Meeting of Shareholders of ESCO Technologies Inc. will be held on January 30, 2026, at the Company’s corporate headquarters, 645 Maryville Centre Drive, Suite 300, St. Louis, Missouri 63141, beginning at 8:00 A.M. Central Standard Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees and FOR Proposals 2, 3 and 4: 1. To elect Patrick M. Dewar, Vinod M. Khilnani and Robert J. Phillippy, as directors of the company to serve for three-year terms expiring in 2029. 2. To approve, on an advisory basis, the compensation of the Company’s executive officers. 3. To approve an amendment to the Company’s Employee Stock Purchase Plan. 4. To ratify the appointment of the Company’s independent registered public accounting firm for the 2026 fiscal year. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Shareholder Meeting Notice

01 - Patrick M. Dewar 02 - Vinod M. Khilnani 03 - Robert J. Phillippy 33DV For Withhold For Withhold For Withhold A Proposals — The Board recommends a vote FOR all nominees and FOR Proposals 2, 3 and 4. 047B6B 2. To approve, on an advisory basis, the compensation of the Company’s executive officers 4. To ratify the appointment of the Company’s independent registered public accounting firm for the 2026 fiscal year 3. To approve an amendment to the Company’s Employee Stock Purchase Plan 1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain Please sign exactly as your name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian, please give full title. If signing on behalf of an entity, please sign in entity name by authorized officer or other authorized person and give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Annual Meeting Proxy Card Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/ESE or scan the QR code — login details are located in the shaded bar below. Your vote matters – here’s how to vote! Votes submitted electronically must be received by 1:00 A.M., Central Standard Time, on January 30, 2026. Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/ESE Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/ESE Notice of 2026 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — January 30, 2026 Christopher L. Tucker and David M. Schatz, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of ESCO Technologies Inc. to be held on January 30, 2026 at the Company’s corporate headquarters, 645 Maryville Centre Drive, Suite 300, St. Louis, Missouri 63141, beginning at 8:00 A.M. Central Standard Time, and at any postponement or adjournment thereof. Shares represented by this proxy will be voted as indicated hereon by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees and FOR Proposals 2, 3 and 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Proxy — ESCO Technologies Inc. C Non-Voting Items q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. Change of Address — Please print new address below. Comments — Please print your comments below.